                                  THE STRONG
                                  ----------

                               CASH MANAGEMENT
                                    FUNDS

                     ====================================
                     SEMI-ANNUAL REPORT o AUGUST 31, 1998
                     ====================================

                           THE STRONG ADVANTAGE FUND

                      THE STRONG MUNICIPAL ADVANTAGE FUND

                         THE STRONG HERITAGE MONEY FUND

                        THE STRONG INVESTORS MONEY FUND

                     THE STRONG MUNICIPAL MONEY MARKET FUND

                        [PHOTO OF STRONG FUNDS BUILDING]



                                 [STRONG LOGO]
                                 STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

-------------------------------------------------------------------------------
                                        [PICTURE OF FOLDER LABELED INVESTMENTS]
1. HAVE A PLAN. Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

-------------------------------------------------------------------------------
                                                             [PICTURE OF CLOCK]
2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

-------------------------------------------------------------------------------
                                [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

-------------------------------------------------------------------------------
                                           [PICTURE OF MEMO REMINDER TO INVEST]
4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

-------------------------------------------------------------------------------
                                              [PICTURE OF GRAPH SLOPING UPWARD]
5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

-------------------------------------------------------------------------------
             [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]
6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

-------------------------------------------------------------------------------
                                                       [PICTURE OF DOLLAR SIGN]
7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

-------------------------------------------------------------------------------
                                                  [PICTURE OF MAGNIFYING GLASS]
8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

                                  THE STRONG
                                  ----------

                               CASH MANAGEMENT
                                    FUNDS

                     ====================================
                     SEMI-ANNUAL REPORT o AUGUST 31, 1998
                     ====================================

                               TABLE OF CONTENTS

INVESTMENT REVIEWS
     The Strong Advantage Fund............................................... 2
     The Strong Municipal Advantage Fund..................................... 4
     The Strong Heritage Money Fund.......................................... 6
     The Strong Investors Money Fund......................................... 8
     The Strong Municipal Money Market Fund..................................10

FINANCIAL INFORMATION
     Schedules of Investments in Securities
         The Strong Advantage Fund...........................................12
         The Strong Municipal Advantage Fund.................................16
         The Strong Heritage Money Fund......................................24
         The Strong Investors Money Fund.....................................28
         The Strong Municipal Money Market Fund..............................31
     Statements of Assets and Liabilities....................................40
     Statements of Operations................................................41
     Statements of Changes in Net Assets.....................................42
     Notes to Financial Statements...........................................44

FINANCIAL HIGHLIGHTS.........................................................47

=========================
THE STRONG ADVANTAGE FUND
=========================

OUR DECISION TO INCREASE CREDIT QUALITY AND AVOID EXPOSURE TO SECTORS THAT WOULD BE ADVERSELY AFFECTED BY A SLOWDOWN IN GLOBAL DEMAND...HAS FAVORABLY IMPACTED OUR PERFORMANCE.

The Strong Advantage Fund seeks current income with a very low degree of share-price fluctuation. The Fund invests primarily in ultra short-term, investment-grade debt obligations, and its average effective maturity will normally be one year or less.

POSITIONED TO MEET A CHANGING MARKET
In our last report to shareholders dated February 28, 1998, we expressed our forecast for the financial market environment over the ensuing six to 12 months. We looked for continuation of a strong economic environment in the U.S., a Federal Reserve that would maintain a stable target for the Federal Funds rate and, in turn, longer-term interest rates that would exhibit modest volatility. Finally, we expected a good environment for higher-quality corporate and mortgage bonds. At the same time, however, we noted the possibility of a growing impact from the Asian financial crisis on markets around the globe. Our response was to upgrade the Strong Advantage Fund's overall credit quality and to avoid investments in sectors that would be the most affected by a slowdown in global demand or a spillover of Asian instability.

============================================
             PORTFOLIO STATISTICS
============================================
                As of 8-31-98

    30-DAY ANNUALIZED YIELD(2)    6.14%

 AVERAGE EFFECTIVE MATURITY(3)    1.0 YEARS

     AVERAGE QUALITY RATING(4)    A
============================================

=======================================================
                   ASSET ALLOCATION
=======================================================
          Based on net assets as of 8-31-98

[PIE CHART]

 Corporate Bonds                                  48.2%
 Non-Agency Mortgage and Asset-Backed Securities  28.9%
 Short-Term Investments                           12.0%
 U.S. Government and Agency Issues                 9.5%
 Preferred Stocks                                  1.4%

This allocation does not reflect any futures positions
held by the Fund.
=======================================================

While the U.S. economy remained strong in the first half of 1998 with Gross Domestic Product above 3.0%, the instability in the Asian economies began to spread to other parts of the globe, specifically Russia and several Latin American countries. After being mostly insulated from global events in the first half of the year, the U.S. financial markets finally succumbed to the global turmoil in August. The equity markets were hardest hit, with the S&P 500 Stock Index down 14.46% for the month of August. In the bond markets, a "flight to quality" took place as investors stampeded into U.S. Treasury securities. The long period of range-bound Treasury yields and stable credit spreads was interrupted as U.S. Treasury yields declined about 1/2 of 1% on average across the maturity spectrum in August, leaving 2-year note yields at 4.78%.

In contrast, yields on most corporate bonds remained unchanged or actually rose during the month, producing the greatest total return divergence between Treasuries and corporate bonds since October of 1990. Consequently, the yield advantage of corporate bonds compared to the yield of U.S. Treasuries is now at levels last seen in late 1991--a period when the U.S. economy was emerging from a recession. Interest rate volatility also increased, which adversely affected the mortgage bond market. However, due to their higher credit quality, the effects on mortgages were less dramatic.

A LOOK AT PERFORMANCE
Our decision to increase credit quality and avoid exposure to sectors that would be adversely affected by a slowdown in global demand, such as Yankee bonds (which are issued by foreign companies) or cyclical industrial and commodity producing companies, has favorably impacted our performance. At the same time, in a market environment where investors flee to the safety and liquidity of U.S. Treasury securities and indiscriminately sell any and all corporate or mortgage bonds, our overweight in these sectors adversely affected our performance. For the month of August, our total return was -0.15%, only the sixth month out of 117 months since the inception of the Advantage Fund in which we have posted a negative total return. Put into context, Lipper Analytical Services, Inc. shows the Fund's 12-month total return ending August 31 of 5.39% compares favorably with the average money market return of 4.96%; the Fund's six-month return of 2.48% was also slightly above the average money market return of 2.45%.

LOOKING AHEAD
The current pricing of the Treasury market implies that the Federal Reserve will reduce interest rates meaningfully in the near future, while credit spreads (the yield on corporate or mortgage securities versus a comparable Treasury security) imply a dramatic slowdown in the U.S. economy. Recent financial market behavior has led to a growing chorus favoring an immediate reduction in short-term interest rates by the Federal Reserve. Currently, the housing and auto markets remain very strong, and real wage growth likewise is accelerating. However, signs of slowing have appeared in the manufacturing sector. The Central Bank will lower interest rates when signs of a slowdown become more broadly based--which could take a few months--or alternatively if the U.S. stock market trades down dramatically from current levels. If the Federal Reserve responds to additional significant weakness in global financial markets, it likely will be in concert with other G7 (the seven largest industrial countries) central banks attempting to arrest a global slide. We believe that such a coordinated intervention would result in favorable performance from the corporate bond sector. In fact, it is our view that corporate bonds represent an attractive value at current levels.

As of the end of the period, we have extended the Strong Advantage Fund's duration to about 0.75 years. We continue to selectively increase the credit quality of the Fund, and have added exposure in sectors that would benefit from a reduction in the Federal Funds rate. In the long term, history tells us that income is the key determinant of returns in shorter-duration fixed income products. Therefore, with credit spreads now reflecting levels last seen in a recessionary environment, we will maintain our exposure to corporate and mortgage bonds. We are confident that our efforts, combined with the efforts of our research team, can seek out investments that will allow the Strong Advantage Fund to continue to perform in the manner in which you have come to expect.

Thank you for your continued confidence in the Strong Advantage Fund.

Sincerely,

/s/ Jeffrey A. Koch
Jeffrey A. Koch

/s/ Lyle J. Fitterer
Lyle J. Fitterer
Portfolio Co-managers

[PHOTO OF JEFFREY A. KOCH AND LYLE J. FITTERER]

===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 11-25-88 to 8-31-98
[GRAPH]

                                                        Lipper Ultra
                    THE STRONG          1-Year        Short Obligation
                  ADVANTAGE FUND    Treasury Bill*        Average*
         10-88        10,000            10,000             10,000
         12-88        10,103            10,039             10,079
         12-89        11,052            11,050             11,006
         12-90        11,784            12,036             11,872
         12-91        13,036            13,088             12,726
         12-92        14,135            13,720             13,260
         12-93        15,250            14,245             13,802
         12-94        15,793            14,621             14,220
         12-95        16,978            15,804             15,195
         12-96        18,112            16,698             16,030
         12-97        19,290            17,719             16,939
         8-98         19,962            18,458             17,557

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Salomon Brothers 1-Year Treasury Benchmark-on-the-Run Index ("1-Year Treasury Bill") and the Lipper Ultra Short Obligation Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of November 1988.
================================================================================

                                             ==================================
                                                         AVERAGE ANNUAL
                                                        TOTAL RETURNS(1)
                                             ==================================
                                                         As of 8-31-98

                                                      1-YEAR              5.39%

                                                      3-YEAR              6.32%

                                                      5-YEAR              6.03%

                                             SINCE INCEPTION              7.34%
                                               (on 11-25-88)
                                             ==================================

* The Salomon Brothers 1-Year Treasury Benchmark-on-the-Run Index ("1-Year Treasury Bill") is an unmanaged index generally representative of the average yield on One-Year Treasury Bills. The Lipper Ultra Short Obligation Average represents funds that invest at least 65% of their assets in investment-grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. Source of the Salomon index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

2 Yield is annualized for the 30 days ended 8-31-98, is historical, and will vary.

3 The Fund's average effective maturity includes the effect of futures and options.

4 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

===================================
THE STRONG MUNICIPAL ADVANTAGE FUND
===================================

AS IT HAS IN THE PAST, THE FUND'S YIELD EXCEEDS THOSE OF MUNICIPAL MONEY FUNDS BY A CONSIDERABLE MARGIN.

The Strong Municipal Advantage Fund seeks federally tax-exempt current income with a very low degree of share-price fluctuation. The Fund invests primarily in ultra-short-term, investment-grade municipal obligations and normally maintains an average effective maturity of one year or less.

This is the first mutual fund to combine the benefits of ultra-short bonds with the tax advantages of municipal investing. Unlike money funds, which seek to maintain a $1.00 share price, the Fund does allow for a small degree of share-price fluctuation. This allows it to pursue higher yields and returns than tax-free money funds.

CONTINUED STRONG PERFORMANCE
For the six months ended August 31, 1998, Lipper Analytical Services, Inc. ranked the Fund #10 out of 32 short-term municipal debt funds based on total return. For the period since the Fund's inception, it ranked #4 out of 31 funds. Because of our unique investment approach, we are not ranked with comparable funds. Although we limit maturity to one year, our Lipper category includes funds with maturities of up to three years--which we believe makes our high rankings particularly notable.(1)

==========================================
           PORTFOLIO STATISTICS
==========================================
             As of 8-31-98

   30-DAY ANNUALIZED YIELD(3)    3.87%

AVERAGE EFFECTIVE MATURITY(4)    0.9 YEARS

    AVERAGE QUALITY RATING(5)    A
==========================================

As of August 31, 1998, the Fund's 30-day current yield stood at 3.87%. For investors in the 36% tax bracket, the taxable equivalent yield was 6.05%. As it has in the past, the Fund's yield exceeds those of municipal money funds by a considerable margin. We believe this is an attractive benefit for investors with cash assets that don't require absolute stability of principal. We're happy to have delivered that premium while only experiencing a $0.02 fluctuation in the Fund's net asset value over the past six months.

================================================================================
                             EQUIVALENT TAXABLE YIELDS
================================================================================
                                   As of 8-31-98

                                                    YOUR TAX-EXEMPT EFFECTIVE
                                        MARGINAL    YIELD OF 3.87% IS EQUIVALENT
JOINT RETURN        SINGLE RETURN       TAX RATE    TO A TAXABLE YIELD OF:
--------------------------------------------------------------------------------
$42,351-102,300     $25,351-61,400        28.0%                 5.38%
 ................................................................................
$102,301-155,950    $61,401-128,100       31.0%                 5.61%
 ................................................................................
$155,951-278,450    $128,101-278,450      36.0%                 6.05%
 ................................................................................
Over $278,450       Over $278,450         39.6%                 6.41%
 ................................................................................

The chart reflects 1998 marginal federal tax rates before limitations and phase-outs. Individuals with adjusted gross income in excess of $124,500 should consult their tax advisor to determine their actual 1998 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.
================================================================================

A LOOK AT THE PAST SIX MONTHS
Our primary challenge in the past six months has been to keep the Fund's yield attractive in an environment of declining interest rates. Over the period, we saw a fairly steady decline in short-term interest rates. In August, this decline became particularly steep, as investors sought bonds as a refuge from that month's extreme stock volatility.

We've kept the Fund's maturity near its 360-day maximum, a continuation of a trend from the previous fiscal year. For the six months, the Fund posted a return of 2.38%.(2)

WE EMPHASIZE QUALITY AND LIQUIDITY
To avoid incurring undue risk--and because we're aware that many of our investors use this Fund to address short-term needs--we've continued to emphasize liquidity when selecting issues for the Fund. Only a very small portion (3%) of the Fund is invested in non-investment-grade issues. We've been moving the Fund's credit quality up somewhat, a boon during the recent flight to quality that has hit the markets. Although the Fund's overall credit rating remains unchanged at A, we have moved it steadily closer to a AA rating.

We've also continued to keep a significant portion of the Fund's assets in daily and weekly issues. Keeping about a third of assets in these highly liquid, low-volatility securities serves to steady the Fund's NAV.

OPPORTUNITIES FOR YIELD
Bonds of higher quality and greater liquidity almost by definition will have lower yields than those with lower credit grades and that trade less readily. To offset this effect without incurring undue risk, we have continued to work with smaller, regional brokerages as well as large, established Wall Street firms in selecting issues for the Fund. These specialized brokers often sponsor issues with slightly higher yields.

Also in an effort to improve yield while remaining true to our character, we still invest significant assets in bonds whose income may be subject to the Alternative Minimum Tax. To reject these issues out of hand would cut our shareholders off from many of the market's more attractive securities. We aren't by any means oblivious to the tax implications of these holdings for some of our shareholders, but believe that overall the benefits outweigh the costs.

LOOKING TO THE NEXT SIX MONTHS
Over the past six months, talk of the Federal Reserve's easing interest rates has grown, reaching new intensity toward the end of the period. It's apparent that the Fed's priority is shifting away from controlling inflation and toward keeping the economy moving.

Asia's well-documented woes have now been joined by difficulties in Russia and Latin America. These troubles have combined to put the brakes on the growth of the world's economies. It's our belief that these problems are not yet fully reflected in the American economy and markets, and that more slowing and further declines in interest rates may be on the way.

We anticipate keeping our maturity longer than the norm. However, we don't intend to significantly change our investment approach unless interest rates take an unusually sharp or unforeseen turn.

We appreciate the continued confidence our shareholders have shown. Assets now total more than $1.4 billion. We have been able to invest these strong cash inflows in municipal securities that meet our ultra-short mandate, deliver attractive yield, and satisfy our demand for quality. We are dedicated to these three objectives.

We thank you for the opportunity to serve your investment needs, and look forward to helping you pursue your financial goals for years to come.

Sincerely,

/s/ Steven D. Harrop
Steven D. Harrop
Portfolio Manager

[PHOTO OF STEVEN D. HARROP]

===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 11-30-95 to 8-31-98
[GRAPH]

                     THE STRONG         Lehman Brothers     Lipper Short
                MUNICIPAL ADVANTAGE    Municipal 1-Year    Municipal Debt
                        FUND              Bond Index*       Funds Index*
      11-95            10,000               10,000             10,000
      12-95            10,086               10,038             10,041
      6-96             10,272               10,226             10,155
      12-96            10,577               10,474             10,416
      6-97             10,831               10,701             10,637
      12-97            11,117               10,960             10,918
      6-98             11,360               11,200             11,139
      8-98             11,462               11,305             11,255

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal 1 Year Bond Index and the Lipper Short Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
================================================================================

                                              ==================================
                                                         AVERAGE ANNUAL
                                                         TOTAL RETURNS(2)
                                              ==================================
                                                          As of 8-31-98

                                                       1-YEAR              5.04%

                                              SINCE INCEPTION              5.09%
                                                (on 11-30-95)
                                              ==================================

* The Lehman Brothers Municipal 1 Year Bond Index is an unmanaged index generally representative of one-year, tax-exempt bonds. The Lipper Short Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 From time to time, the Fund's Advisor has waived its management fee, which has resulted in higher returns.

2 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

3 Yield is annualized for the 30 days ended 8-31-98, is historical, and will vary. The Fund's Advisor has waived its management fee of 0.04% and absorbed expenses of 0.09%. Otherwise, current yield would have been 3.74% and returns would have been lower.

4 The Fund's average effective maturity includes the effect of when-issued securities.

5 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

==============================
THE STRONG HERITAGE MONEY FUND
==============================

SUCCESS AT AVOIDING PROBLEM SECTORS, AN APPROPRIATE AVERAGE MATURITY POSTURE, AND A LOW EXPENSE RATIO HAVE ALLOWED THE FUND TO DELIVER ITS PERFORMANCE.

The Strong Heritage Money Fund seeks current income, a stable share price, and daily liquidity. The Fund invests in corporate, bank, and government instruments that present minimal credit risk.(1)

RECENT PERFORMANCE
The Strong Heritage Money Fund performed well over the six months ended August 31, 1998, providing a safe haven from the sometimes violent movements in the equity and bond markets. The Fund continues to generate an attractive total return, ranking #5 among 305 money funds for the 12-month period ended August 31, 1998, and #10 out of 313 money funds for the 6-month period, according to Lipper Analytical Services, Inc. Since its inception in June 1995, the Fund ranked #2 among 256 funds, for the same ending period.(2) We are proud of the results we have delivered for the Fund's shareholders and remain dedicated to managing the fund for attractive yield and stability of principal.

===================================
          YIELD SUMMARY(3)
===================================
           As of 8-31-98

  7-DAY CURRENT YIELD       5.39%

7-DAY EFFECTIVE YIELD       5.53%

     AVERAGE MATURITY       59 DAYS
===================================

INTEREST RATE TRENDS
During the first six months of the Fund's fiscal year long-term interest rates dropped substantially, falling from about 6.0% at the beginning of March to about 5.25% at the end of August. Long- and intermediate-term rates declined in response to dislocations in global financial markets, including the continuing economic crisis that has engulfed the emerging markets of Asia and the fiscal collapse of Russia. During these stressful times investors have sought out the relative safety of U.S. Treasury securities, pushing down bond yields and bidding up prices. The global turmoil that began more than a year ago with the devaluation of the Thai currency has now lapped at the doorways of Wall Street, causing a significant correction in the valuation of the U.S. stock market. This correction added to the "flight to quality" syndrome that has propelled Treasury yields lower.

The yields of money market instruments, however, have been largely unaffected by the drop in Treasury yields. The interest rates on commercial paper, CDs, and notes purchased by the Strong Heritage Money Fund have remained remarkably stable during this period. This is largely due to the firm anchor of the Federal Funds rate, which has remained at 5.50% since March 1997. Indeed, the typical money market instrument now yields slightly more than the typical Treasury security of any maturity. It can be inferred that the current pricing of the Treasury market anticipates a movement by the Federal Reserve to lower its short-term rate targets in the near future.

STRATEGIC POSITIONING
As always, we have invested the assets of the Strong Heritage Money Fund in response to interest rate trends, shifts in term structure, and movements in quality spreads over the last six months. We have targeted a longer-than-neutral average maturity in the belief that a rate cut by the Fed is now a realistic possibility, while the chances of a move to tighter monetary policy are extremely remote. Although movement by the Fed may still be weeks or months away, it is increasingly likely that a shift to a lower Fed Funds rate target will occur. Money market rates remained relatively flat during this six-month period, causing us to refrain from a significant emphasis on one part of the yield curve versus another.

With regard to sector emphasis and credit quality, the global movement to embrace lower-risk assets has led us to be extremely cautious about the sectors and individual issues we choose as investments for the Fund. Effective credit analysis is most critical during troubled markets. Success at avoiding problem sectors, an appropriate average maturity posture, and a low expense ratio have allowed the Fund to deliver its performance.

OUTLOOK
We believe that the U.S. economy will continue to perform better than that of most nations around the globe in coming months. If the Federal Reserve had no concern other than the domestic economy, it is likely that no easing move would be contemplated. However, the effect of global dislocations on our trade sector that are negative for growth, and the impact of cheaper imports which lower domestic inflation, will be factors in the Fed's deliberations in upcoming meetings. Our projection is that the Fed will opt for easier monetary policy in the months ahead, possibly embarking on the rate-cutting path as soon as the September 29, 1998 Federal Open-Market Committee meeting. With the fundamentals suggesting lower money market rates rather than higher, we plan to continue pursuing a longer-than-neutral-average maturity posture. Mindful that the volatility which has led to a flight to quality may well continue for the intermediate term, we intend to maintain our focus on high quality, and thorough credit analysis.

The Strong Heritage Money Fund is designed to provide stable principal value and a competitive income level for investors who desire to shield a portion of their assets from the volatility of the stock and bond markets. The recent turmoil in financial markets underscores the value of a money market fund to the individual investor.

We thank you for your investment in the Fund and look forward to continuing to help you meet your financial goals.

Cordially,

/s/ Jay N. Mueller
Jay N. Mueller
Portfolio Manager


[PHOTO OF JAY N. MUELLER]



============================
3-MONTH TREASURY BILL YIELDS
============================
       As of 8-31-98
[GRAPH]

     8-97        5.22%
     9-97        5.10%
     10-97       5.20%
     11-97       5.20%
     12-97       5.35%
     1-98        5.18%
     2-98        5.31%
     3-98        5.12%
     4-98        4.97%
     5-98        5.01%
     6-98        5.08%
     7-98        5.07%
     8-98        4.83%

           Source: Bloomberg
============================

1 An investment in the Fund is not insured or guaranteed by the Federal Deposit
  Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

2 The since inception ranking is based on performance from 6-30-95 to 8-31-98 for money market funds tracked by Lipper. From time to time, the Fund's advisor has waived its management fee, which has resulted in higher returns. Without these waivers the rankings may have been lower.

3 Yields are annualized for the 7-day period ended 8-31-98. Effective yields reflect the compounding of income. Yields and rankings are historical and do not represent future results. Yields will fluctuate. The Fund's Advisor temporarily waived 0.20% in management fees and absorbed 0.08% in expenses for the Fund. Otherwise, the Fund's current yield would have been 5.11%, and its effective yield would have been 5.24%.

===============================
THE STRONG INVESTORS MONEY FUND
===============================

THE RECENT TURMOIL IN FINANCIAL MARKETS UNDERSCORES THE VALUE OF A MONEY MARKET FUND TO THE INDIVIDUAL INVESTOR.

The Strong Investors Money Fund seeks current income, a stable share price, and daily liquidity. The Fund invests in corporate, bank, and government instruments that present minimal credit risk.(1)

Recently, the Fund (formerly known as the Strong Step 1(SM) Money Fund) was renamed the Strong Investors Money Fund. We believe this name more clearly identifies the Fund's objective of offering an attractive yield along with money market stability.

RECENT PERFORMANCE
The Strong Investors Money Fund performed well over the six months ended August 31, 1998, providing a safe haven from the sometimes violent movements in the equity and bond markets. The Fund continues to generate the nation's top-ranked yield. It also ranks #1 among 313 money funds for the period since its inception in January of this year through August 31, 1998, based on total return, according to Lipper Analytical Services, Inc.(2) We are proud of the results we have delivered for the Fund's shareholders and remain dedicated to managing the Fund for attractive yield and stability of principal.

===================================
         YIELD SUMMARY(2)
===================================
          As of 8-31-98

  7-DAY CURRENT YIELD       5.68%

7-DAY EFFECTIVE YIELD       5.84%

     AVERAGE MATURITY       57 DAYS
===================================

INTEREST RATE TRENDS
During the first six months of the Fund's fiscal year, long-term interest rates dropped substantially, falling from about 6.0% at the beginning of March to about 5.25% at the end of August. Long- and intermediate-term rates declined in response to dislocations in global financial markets, including the continuing economic crisis that has engulfed the emerging markets of Asia and the fiscal collapse of Russia. During these stressful times investors have sought out the relative safety of U.S. Treasury securities, pushing down bond yields and bidding up prices. The global turmoil that began more than a year ago with the devaluation of the Thai currency has now lapped at the doorways of Wall Street, causing a significant correction in the valuation of the U.S. stock market. This correction added to the "flight to quality" syndrome that has propelled Treasury yields lower.

The yields of money market instruments, however, have been largely unaffected by the drop in Treasury yields. The interest rates on commercial paper, CDs, and notes purchased by the Strong Investors Money Fund have remained remarkably stable during this period. This is largely due to the firm anchor of the Federal Funds rate, which has remained at 5.50% since March 1997. Indeed, the typical money market instrument now yields slightly more than the typical Treasury security of any maturity. It can be inferred that the current pricing of the Treasury market anticipates a movement by the Federal Reserve to lower its short-term rate targets in the near future.

STRATEGIC POSITIONING
As always, we have invested the assets of the Strong Investors Money Fund in response to interest rate trends, shifts in term structure, and movements in quality spreads over the last six months. We have targeted a longer-than-neutral average maturity in the belief that a rate cut by the Fed is now a realistic possibility, while the chances of a move to tighter monetary policy are extremely remote. Although movement by the Fed may still be weeks or months away, it is increasingly likely that a shift to a lower Fed Funds rate target will occur. Money market rates remained relatively flat during this six-month period, causing us to refrain from a significant emphasis on one part of the yield curve versus another.

With regard to sector emphasis and credit quality, the global movement to embrace lower-risk assets has led us to be extremely cautious about the sectors and individual issues we choose as investments for the Fund. Effective credit analysis is most critical during troubled markets. Success at avoiding problem sectors, an appropriate average maturity posture, and a waiver of fees have allowed the Fund to deliver its performance.

OUTLOOK
We believe that the U.S. economy will continue to perform better than that of most nations around the globe in coming months. If the Federal Reserve had no concern other than the domestic economy, it is likely that no easing move would be contemplated. However, the effect of global dislocations on our trade sector that are negative for growth, and the impact of cheaper imports which lower domestic inflation, will be factors in the Fed's deliberations in upcoming meetings. Our projection is that the Fed will opt for easier monetary policy in the months ahead, possibly embarking on the rate-cutting path as soon as the September 29, 1998 Federal Open-Market Committee meeting. With the fundamentals suggesting lower money market rates rather than higher, we plan to continue pursuing a longer-than-neutral average maturity posture. Mindful that the volatility which has led to a flight to quality may well continue for the intermediate term, we intend to maintain our focus on high quality, and thorough credit analysis.

The Strong Investors Money Fund is designed to provide stable principal value and a competitive income level for investors who desire to shield a portion of their assets from the volatility of the stock and bond markets. The recent turmoil in financial markets underscores the value of a money market fund to the individual investor.

We thank you for your investment in the Fund and look forward to continuing to help you meet your financial goals.

Cordially,

/s/ Jay N. Mueller
Jay N. Mueller
Portfolio Manager

[PHOTO OF JAY N. MUELLER]


============================
3-MONTH TREASURY BILL YIELDS
============================
       As of 8-31-98
[GRAPH]

     8-97        5.22%
     9-97        5.10%
     10-97       5.20%
     11-97       5.20%
     12-97       5.35%
     1-98        5.18%
     2-98        5.31%
     3-98        5.12%
     4-98        4.97%
     5-98        5.01%
     6-98        5.08%
     7-98        5.07%
     8-98        4.83%

           Source: Bloomberg
============================

1 An investment in the Fund is not insured or guaranteed by the Federal
  Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

2 Yields are annualized for the 7-day period ended 8-31-98. Effective yields reflect the compounding of income. Yields and rankings are historical and do not represent future results. Yields will fluctuate. The Fund's Advisor temporarily waived 0.50% in management fees and absorbed 0.55% in expenses for the Fund. Otherwise, the Fund's current yield would have been 4.63%, and its effective yield would have been 4.74%.

======================================
THE STRONG MUNICIPAL MONEY MARKET FUND
======================================

OVER THE SIX MONTHS, WE SAW A FAIRLY STEADY DECLINE IN MONEY MARKET INTEREST RATES.

The Strong Municipal Money Market Fund seeks federally tax-exempt current income, a stable share price, and daily liquidity. The Fund invests in high-quality, short-term municipal obligations that present minimal credit risk.(1)

Our goal is to provide a steady stream of tax-exempt income, consistent with our objective of a stable share price and daily liquidity. This Fund can offer a conservative vehicle for a portion of an investor's assets while still making a contribution to the returns of a balanced portfolio.

CONTINUED OUTPERFORMANCE
As of August 31, 1998, the Municipal Money Market Fund's 7-day current yield was 3.34%. Its 7-day effective yield--which reflects compounding--was 3.40%. For investors in the 36% tax bracket, that translates into a taxable equivalent yield of 5.31%.(2)

===================================
         YIELD SUMMARY(2)
===================================
          As of 8-31-98

  7-DAY CURRENT YIELD       3.34%

7-DAY EFFECTIVE YIELD       3.40%

     AVERAGE MATURITY       48 DAYS
===================================

That strong yield has helped the Fund to continue its history of high rankings from Lipper Analytical Services, Inc. For the six months ended August 31, 1998, the Fund earned a #2 ranking among 134 tax-exempt money-market funds tracked by Lipper, based on total return. The Fund received #1 rankings for the five-year, ten-year, and since-inception periods (out of 102, 69, and 55 funds, respectively) and a #2 ranking for the one- year period out of 132 funds.(3)

A LOOK AT THE PAST SIX MONTHS
Over the six months ended August 31, we saw a fairly steady decline in money market interest rates, aside from a seasonal increase in April. This continues a trend from the close of the previous fiscal year, and mirrors the overall fixed-income market. At the very end of the six-month period, rates took a steep drop, as volatile markets saw investors move assets out of stocks. The resulting demand for higher-quality fixed-income investments has driven bond prices up, and yields down.

In this environment, we continued to keep the Fund's maturity a bit longer than the market average. This positioning allowed the Fund to continue to deliver appealing tax-exempt yields in the face of declining rates. We don't take the Fund out longer than is prudent for a money-market offering, but we do take steps to support yield within the bounds of money fund stability and liquidity.

A STRATEGY SUITED TO THIS ENVIRONMENT
Over the past six months, we've kept our investment strategy substantially intact. We continue to work with smaller, regional brokerages, as well as large, established Wall Street firms. To attract market attention, the smaller houses often offer higher yields on their issues, as they don't have the benefit of a well-known name to draw investors.

We also continue to consider issues subject to the Alternative Minimum Tax
(AMT). As we move further and further away from 1986, the year that tax-law changes created AMT paper, the issuance of securities that aren't subject to the AMT diminishes. Rather than limit the Fund--and our shareholders--to that dwindling asset class, we choose to give investors the opportunities that the broader municipal market offers. We are, of course, sensitive to the taxes our shareholders must pay. But by selecting what we consider to be the best securities available, including AMT paper, we believe we can add more value-- even taking taxes into account--than would be possible if we rejected AMT issues entirely.

Over the past six months, we were able to benefit from pooled security trusts offered by larger banks and brokerage firms. These securities offer both AA or AAA credit quality and first-tier liquidity--the highest levels available. These securities are created to take advantage of a steeper yield curve by placing longer-term, higher-yielding securities in a pool and providing a short-term liquidity feature on that pool. Our approach in this area has been both selective and successful, allowing us to pursue very short-term investments at yields somewhat above general market levels.

CONTINUING TO PRESERVE LIQUIDITY
In all of the issues we select for the portfolio, we continue to emphasize liquidity--as we should in a money-market fund. Tax-exempt income is important to our shareholders, but for many a money-market fund serves as a safe parking place for cash, particularly in volatile times. We have slightly increased our position in daily and weekly issues, with more than two-thirds of assets now invested in such securities. These issues can be readily converted to cash to meet investors' needs for liquidity.

We limit our position in daily issues to an amount that allows us to easily meet daily demands for cash. Weekly issues are almost as liquid, but deliver a higher yield than dailies. This positioning is another way we strive to improve yield without compromising money-market safety.

EXPECTATIONS FOR THE NEXT SIX MONTHS
Over the past six months, talk of the Fed easing interest rates has grown, heightening toward the end of the period. Although there's been no action so far, it seems that the Fed's priority is in fact shifting away from controlling inflation and toward keeping the economy moving.

Indeed, Asia's continued woes--now joined by turmoil in Russia and weakness in Latin America--have served as a brake on the growth of the world's economies. It's our belief that these problems are not yet fully reflected in the American economy and markets, and that more slowing, and further declines in interest rates, may be on the way.

In these conditions, we anticipate keeping our maturity longer than the norm. Unless interest rates take an unusually sharp turn, we don't intend to make significant changes to our investment strategy. In an effort to deliver attractive yields despite declining interest rates, we'll continue to incorporate issues from regional brokerages as well as AMT paper.

The markets' recent volatility serves as a strong reminder of the importance of a cash component in every investor's portfolio. It's our goal to be the money market fund of choice for municipal investors.

We'd like to thank you for your investment in the Strong Municipal Money Market Fund. We look forward to continuing to help you pursue your important financial goals.

Sincerely,

/s/ STEVEN D. HARROP
Steven D. Harrop
Portfolio Manager


[PHOTO OF STEVEN D. HARROP]


================================================================================
                             EQUIVALENT TAXABLE YIELDS
================================================================================
                                   As of 8-31-98

                                                    YOUR TAX-EXEMPT EFFECTIVE
                                        MARGINAL    YIELD OF 3.87% IS EQUIVALENT
JOINT RETURN        SINGLE RETURN       TAX RATE    TO A TAXABLE YIELD OF:
--------------------------------------------------------------------------------
$42,351-102,300     $25,351-61,400        28.0%                 4.72%
 ................................................................................
$102,301-155,950    $61,401-128,100       31.0%                 4.93%
 ................................................................................
$155,951-278,450    $128,101-278,450      36.0%                 5.31%
 ................................................................................
Over $278,450       Over $278,450         39.6%                 5.63%
 ................................................................................

The chart reflects 1998 marginal federal tax rates before limitations and phase-outs. Individuals with adjusted gross income in excess of $124,500 should consult their tax advisor to determine their actual 1998 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.
================================================================================

1 An investment in the Fund is not insured or guaranteed by the Federal Deposit
  Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

2 Yields are annualized for the 7 days ended 8-31-98, are historical, and will vary. Effective yield assumes reinvested income.

3 The since-inception ranking is based on performance from 10-31-86 to 8-31-98 for Tax-Exempt Money Market funds tracked by Lipper. From time to time, the Fund's Advisor has waived its management fee, which has resulted in higher returns. Source: Lipper Analytical Services, Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES              AUGUST 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                             STRONG ADVANTAGE FUND
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
CORPORATE BONDS 48.0%
Advance Bank Australia Floating Rate
  Subordinated Notes, 6.4375%, Due 3/14/06        $ 15,000,000    $ 15,000,000
Amerco Asset-Backed Bonds, 6.65%, Due
  10/15/99 (Acquired 1/14/98; Cost $5,008,900) (b)   5,000,000       5,009,000
Atlas Air, Inc. Pass-Thru Trust Certificates,
  12.25%, Due 12/01/02                               9,800,000      10,685,381
Bank of Boston Capital Trust III Floating Rate
  Capital Securities, 6.4375%, Due 6/15/27          10,000,000       9,733,570
Bank of Ireland Perpetual Floating Rate Junior
  Subordinated Notes, 6.6875%, Due 9/29/49           5,000,000       4,893,750
Blackstone Hotel Acquisitions Company Debt
  Unit (Medium Term Structured
  Enhanced Return Trusts 1998), Series R-38,
  6.5975%, Due 6/30/03 (Acquired 7/30/98;
  Cost $26,000,000) (b)                             26,000,000      25,983,880
CF Cable TV, Inc. Senior Secured Second Priority
  Notes, 11.625%, Due 2/15/05                        5,000,000       5,562,500
Caesars World, Inc.  Senior Subordinated
  Debentures, 8.875%, Due 8/15/02                    1,700,000       1,738,250
Call-Net Enterprises, Inc. Senior Discount Notes,
  Zero %, Due 12/01/04 (Rate Reset Effective
  12/01/99)                                          6,965,000       6,581,925
Centennial Cellular Corporation Senior Notes,
  8.875%, Due 11/01/01                               4,945,000       5,105,713
Central Fidelity Capital Trust I Floating Rate
  Notes, Series A, 6.6875%, Due 4/15/27              7,500,000       7,599,705
Chase Manhattan Corporation Floating Rate
  Notes, 5.8125%, Due 12/30/09                      45,920,000      44,140,600
Citicorp Floating Rate Notes:
  Series W, 5.8125%, Due 11/27/35                   10,000,000       9,200,000
  Series X , 5.725%, Due 11/27/35                   10,000,000       9,200,000
Cleveland Electric Linked Restructured Asset
  Certificates with Enhanced Returns, Series
  1997-C-X, 7.0875%, Due 6/01/01 (Acquired
  7/14/97; Cost $18,000,000) (b)                    18,000,000      17,842,500
Cort Furniture Rental Corporation Senior Notes,
  12.00%, Due 9/01/00                               15,570,000      16,659,900
DLJ Leveraged Loan Fund LLC/DLJ Leveraged
  Loan Corporation Senior Secured Floating Rate
  Notes, Series 1A, Class A2, 6.5175%, Due
  3/15/05 (Acquired 8/07/98; Cost $7,000,000) (b)    7,000,000       7,000,000
Deeptech International Senior Notes, 12.00%,
  Due 12/15/00                                       8,100,000       8,788,500
Delta Air Lines, Inc. Pass-Thru Trust Certificates,
  Series 1993-A2, 10.50%, Due 4/30/16               11,601,000      15,786,931
Dime Bancorp, Inc. Senior Notes, 10.50%,
  Due 11/15/05                                      56,472,000      59,577,960
Dual Drilling Company Senior Subordinated
  Notes, 9.875%, Due 1/15/04                        18,290,000      18,655,800
EOP Operating, LP Floating Rate Term Loan,
  6.425%, Due 8/15/00                               25,000,000      24,937,500
First Empire Capital Trust II Capital Securities,
  8.277%, Due 6/01/27                                8,000,000       8,901,560
First Maryland Capital I Variable Rate
  Subordinated Capital Income Securities,
  6.6875%, Due 1/15/27                              19,500,000      19,320,483
Fort Howard Corporation Trust Pass-Thru
  Certificates, Series 1991, 11.00%, Due 1/02/02     6,396,807       6,364,823
GS Escrow Corporation Floating Rate Senior
  Notes, 6.75%, Due 8/01/03 (Acquired 7/30/98 -
  8/04/98; Cost $112,622,500) (b)                  113,000,000     110,866,108
HRPT Properties Trust Floating Rate Notes,
  6.2875%, Due 7/09/07                              37,830,000      37,840,592
HSB Capital I Floating Rate Securities, Series A,
  6.6566%, Due 7/15/27                               9,000,000       8,929,791
Halyard CBO I, Ltd./Halyard CBO Corporation
  Senior Secured Floating Rate Notes, Series 1A,
  Class A, 6.1909%, Due 3/24/10 (Acquired
  3/12/98 - 7/14/98; Cost $38,641,237) (b)          38,700,000      38,627,631
Healthsouth Corporation Senior Subordinated
  Notes, 9.50%, Due 4/01/01                         23,785,000      24,617,475
Huntington Capital I Variable Rate Capital Income
  Securities, 6.3875%, Due 2/01/27                  28,500,000      27,754,241
Imperial Capital Trust I Guaranteed Capital
  Securities, 9.98%, Due 12/31/26                    5,300,000       6,297,624
Indspec Chemical Corporation Senior Subordinated
  Discount Notes, Series B, Zero%, Due 12/01/03
  (Rate Reset Effective 12/01/98)                   22,571,000      23,389,199
Lehman Brothers LIBOR Indexed Trust Certificates,
  Series 1997-C-5-1, 6.9375%, Due 6/15/00
  (Acquired 4/24/97; Cost $20,000,000) (b)          20,000,000      19,875,000
Long Island Lighting Company Debentures,
  8.90%, Due 7/15/19                                16,850,000      17,874,918
Lyondell Chemical Company Guaranteed Term
  Loan, Tranche B, 8.1875%, Due 6/30/05              5,000,000       5,006,250
Mashantucket Western Pequot Tribe Special Revenue
  Bonds/Interest Rate Swap, 5.9675%, Due 9/01/12
  (Acquired 9/16/97; Cost $32,655,014) (b)          30,000,000      31,500,000
Mercantile Capital Trust I Floating Rate Pass-Thru
  Securities, 6.5375%, Due 2/01/27                  10,000,000      10,004,170
Merrill Lynch Collateralized Bond Obligations:
  Series 1996-C-1, 6.1875%, Due 7/07/06
  (Acquired 3/12/98; Cost $8,013,600) (b)            8,000,000       8,004,000
  Series 1996-C-2, 6.1375%, Due 11/07/06
  (Acquired 3/12/98; Cost $7,000,000) (b)            7,000,000       7,000,000
Mohegan Tribal Gaming Authority Connecticut
  Senior Secured Notes, Series B, 13.50%,
  Due 11/15/02                                      30,365,000      38,108,075
NBD Bancorp, Inc. Subordinated Floating Rate
  Notes, 5.875%, Due 12/18/05                       24,530,000      24,478,879
NTC Capital Trust II Floating Rate Capital
  Securities, 6.2775%, Due 4/15/27                  23,805,000      23,163,217
NWA Trust Structured Enhanced Return Trusts
  1998, 8.6906%, Due 4/15/11                        25,000,000      25,012,500
National Commerce Capital Trust Floating Rate
  Pass-Thru Securities, 6.6792%, Due 4/01/27        15,000,000      14,940,330
National Westminster Bank Floating Rate Notes,
  6.4875%, Due 9/29/49 (Acquired 11/30/95 -
  9/24/96; Cost $34,344,556) (b)                    34,500,000      33,723,750
Niagara Mohawk Power Corporation Senior Notes:
  Series B, 7.00%, Due 10/01/00                      6,000,000       6,007,500
  Series C, 7.125%, Due 7/01/01                     20,000,000      20,025,000
Nordbanken AB Subordinated Floating Rate
  Medium Term Yankee Bonds, 6.1875%,
  Due 3/29/49                                       18,000,000      17,769,420
North Fork Bancorp Capital Trust Pass-Thru
  Securities, 8.70%, Due 12/15/26                    6,500,000       7,267,715
Okobank Subordinated Step-Up Perpetual Floating
  Rate Notes, 7.1375%, Due 10/29/49                    550,000         552,750
Old Kent Capital Trust I Subordinated Floating
  Rate Capital Income Securities, 6.4875%,
  Due 2/01/27                                       16,000,000      15,564,560
Salomon Brothers, Inc. Medium Term Floating
  Rate Notes/ Interest Rate Swap, 5.9875%,
  Due 9/30/03                                        4,400,000       4,359,608
Santa Fe Energy Resources, Inc. Senior
  Subordinated Debentures, 11.00%, Due 5/15/04      15,920,000      17,034,400
Skandinaviska Enskilda Bank Subordinated
  Floating Rate Medium Term Yankee Bonds,
  6.6875%, Due 3/29/49                               4,000,000       3,996,000

-------------------------------------------------------------------------------
===============================================================================
                       STRONG ADVANTAGE FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal       Value
                                                     Amount       (Note 2)
-------------------------------------------------------------------------------
Skandinaviska Enskilda Banken Variable Rate
  Subordinated Yankee Notes, 6.50%, Due 12/29/49
  (Acquired 5/28/98 - 8/19/98;
  Cost $19,900,825) (b)                            $20,000,000  $   20,249,460
Spintab AB Floating Rate Subordinated Notes,
  5.7475%, Due 12/29/49 (Acquired 11/21/97;
  Cost $50,000,000) (b)                             50,000,000      50,304,900
Star Capital Trust I Floating Rate Securities,
  6.4525%, Due 6/15/27                              15,000,000      14,627,580
Stop & Shop Companies, Inc. Senior Subordinated
  Notes, 9.75%, Due 2/01/02                          5,000,000       5,605,400
Suntrust Capital III Floating Rate Notes, 6.3375%,
  Due 3/15/28                                       33,000,000      31,762,500
Swedbank Floating Rate Debt Unit (Medium Term
  Structured Enhanced Return Trusts 1996):
  Series R-34, 6.5875%, Due 11/10/02 (Acquired
  5/23/96; Cost $25,000,000) (b)                    25,000,000      24,625,000
  Series R-35, 6.5375%, Due 11/10/02 (Acquired
  10/16/96; Cost $20,000,000) (b)                   20,000,000      19,700,000
System Energy Resources, Inc. First Mortgage
  Bonds, 11.375%, Due 9/01/16                          395,000         395,000
TKR Cable I, Inc. Senior Debentures, 10.50%,
  Due 10/30/07                                      10,000,000      10,986,300
Time Warner, Inc. Pass-Thru Asset Trust
  Securities, Series 1997-1, 6.10%, Due 12/30/01
  (Acquired 1/08/97; Cost $22,896,000) (b)          24,000,000      23,926,320
Triangle Pacific Corporation Senior Notes,
  10.50%, Due 8/01/03                               10,080,000      10,527,350
Union Bank of Norway Subordinated Floating
  Rate Medium Term Yankee Notes, 6.0375%,
  Due 4/24/08                                       20,000,000      19,800,000
Union Bank of Norway Variable Rate Bonds,
  7.35%, Due 12/31/49 (Acquired 7/06/98;
  Cost $29,715,720) (b)                             29,000,000      29,941,050
Union Planters Capital Trust Securities, 8.20%,
  Due 12/15/26                                       7,000,000       7,623,182
WorldCom, Inc. Senior Notes, 6.125%, Due 8/15/01    25,440,000      25,699,386
------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $1,289,516,959)                      1,289,634,362
------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 28.9%
AFC Mortgage Loan Trust Variable Rate
  Asset-Backed Certificates, Series 1994-1,
  Class 2A-1, 7.6635%, Due 5/25/25                   1,605,924       1,661,351
Airplanes Trust 1998 Floating Rate Refinancing
  Pass-Thru Certificates, Series 1R, Class B,
  6.3906%, Due 3/15/19                              38,107,290      38,107,290
BCF LLC Mortgage Pass-Thru Certificates,
  Series 1997-R2, Class 3-A1, 7.00%, Due
  12/25/35 (Acquired 6/16/98; Cost $6,767,661) (b)   6,721,451       6,780,263
BTC Mortgage Investors Trust Secured Notes,
  Series 1997-S1, Class A, 6.255%, Due 12/31/09
  (Acquired 1/13/98; Cost $3,231,548) (b)            3,229,530       3,236,085
C-BASS ABS LLC Variable Rate Asset-Backed
  Securities:
  Series 1998-2, Class A1, 6.47%, Due 6/28/34
  (Acquired 6/22/98; Cost $12,384,322) (b)          12,444,601      12,384,369
  Series 1998-2, Class A2, 6.57%, Due 6/28/34
  (Acquired 6/22/98; Cost $5,486,093) (b)            5,531,904       5,486,099
CORE Limited/ Interest Rate Swap, Series 1998-1X,
  Class B2, 4.2313%, Due 1/16/06 (Acquired
  7/27/98; Cost $14,044,000) (b)                    14,044,000      14,356,971
Cargill Lease Receivables Trust Senior Lease
  Backed Certificates, Series 1996-A, Class A-2,
  6.43%, Due 12/20/05                                6,570,838       6,605,730
Chase Mortgage Finance Corporation Mortgage
  Pass-Thru Certificates, Series 1990-G, Class
  A-Z1, 9.50%, Due 12/25/21                          1,234,708       1,276,380
Chase Mortgage Finance Corporation Variable Rate
  Mortgage Pass-Thru   Certificates, Series 1992-3:
  Class B7, 7.7847%, Due 10/28/23                    1,166,102       1,166,102
  Class B8, 7.7847%, Due 10/28/23                    2,335,288       2,335,288
Citicorp Mortgage Securities, Inc. Adjustable Rate
  Real Estate Mortgage Investment Conduit
  Pass-Thru Certificates, Series 1992-7, Class 10,
  7.183%, Due 3/25/22                                4,441,106       4,526,464
Collateralized Mortgage Obligation Trust, Series 14,
  Class Z, 8.00%, Due 1/01/17                        2,996,816       3,017,875
ContiSecurities Residual Corporation
  ContiMortgage Net Interest Margin Notes, Series
  1997-A, 7.23%, Due 7/16/28 (Acquired 9/18/97;
  Cost $5,043,492) (b)                               5,043,492       5,037,188
DLJ Mortgage Acceptance Corporation Variable
  Rate Mortgage Pass-Thru Certificates:
  Series 1990-2, Class A, 7.3657%, Due 1/25/22       6,485,671       6,607,576
  Series 1991-3, Class A1, 7.2538%, Due 2/20/21        845,998         858,027
Equipment Pass-Thru Investment Certificates Trust
  Floating Rate Senior Certificates, Series 1996-1:
  Class A, 6.707%, Due 9/25/09 (Acquired 6/14/96;
  Cost $4,800,000) (b)                               4,800,000       4,824,000
  Class B, 7.457%, Due 9/25/09 (Acquired 7/01/96;
  Cost $5,280,000) (b)                               5,280,000       5,319,600
  Class C, 10.707%, Due 9/25/03 (Acquired 6/28/96;
  Cost $4,409,608) (b)                               4,344,441       4,214,108
The Equitable Life Assurance Society of the United
  States Collateralized Floating Rate Notes, Series
  D-2, 6.7063%, Due 5/15/03 (Acquired 5/23/96 -
  10/30/97; Cost $12,021,016) (b)                   12,000,000      12,000,000
Franchise Finance Corporation of America Floating
  Rate Notes, Series 1997-1:
  Class D2, 6.75%, Due 6/18/13 (Acquired 6/04/97;
  Cost $5,726,000) (b)                               5,726,000       5,726,000
  Class E2, 7.00%, Due 1/18/14 (Acquired 6/04/97;
  Cost $2,290,000) (b)                               2,290,000       2,290,000
Fund America Investors Corporation Variable Rate
  Senior Pass-Thru Certificates, Series 1993-A,
  Class A-1, 7.4534%, Due 6/25/23                   14,087,676      14,549,301
G3 Mortgage Reinsurance, Ltd. Floating Rate
  Mortgage Default Recourse Notes, Series 1,
  Class A, 6.6484%, Due 5/25/08 (Acquired
  5/08/98 - 5/19/98; Cost $5,513,750) (b)            5,500,000       5,484,545
GS Mortgage Securities Corporation II Commercial
  Mortgage Floating Rate Pass-Thru Certificates,
  Series 1998-GS1, Class D, 6.4563%, Due 12/13/12   24,000,000      23,992,560
Glendale Federal Bank Variable Rate Mortgage
  Pass-Thru Certificates, Series 1990-3, Class A-1,
  7.2114%, Due 3/25/30                               2,405,207       2,432,266
Glendale Federal Bank Variable Rate Senior
  Pass-Thru Mortgage Securities, Series 1990-1,
  Class A, 7.0795%, Due 10/25/29                     2,711,369       2,735,094
Great Western Bank, A Federal Savings Bank of
  Beverly Hills, Adjustable Rate Mortgage
  Pass-Thru Certificates, Series 1988-3, Class A,
  6.29%, Due 12/25/17                                3,979,860       3,961,195
Green Tree Financial Corporation Manufactured
  Senior Subordinated Pass-Thru Certificates,
  Series 1995-1, Class A5, 8.40%, Due 6/15/25       15,000,000      15,802,245
Greenwich Capital Acceptance, Inc. Variable Rate
  Mortgage Pass-Thru Certificates, Series 1991-1,
  Class A, 7.1542%, Due 2/25/21 (Acquired
  4/18/96 - 6/23/97; Cost $19,478,273) (b)          19,057,678      19,510,298
Greenwich Capital Trust I, Class A, 7.145%, Due
  2/15/21 (Acquired 3/04/97; Cost $9,093,271) (b)    8,738,717       8,989,955

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)  AUGUST 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                       STRONG ADVANTAGE FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
Homart Pooled Asset Financial Trust Floating Rate
  Collateral Trust Certificates:
  Class A-3, 7.4063%, Due 12/29/01 (Acquired
  12/21/93; Cost $8,638,282) (b)                   $ 8,638,282     $ 8,638,282
  Class A-4, 8.1563%, Due 12/29/01 (Acquired
  2/09/95; Cost $8,627,484) (b)                      8,638,282       8,638,282
Home Savings of America Adjustable Rate
  Mortgage Pass-Thru Certificates, Series
  14, Class A, 5.8379%, Due 5/25/27                  2,292,915       2,238,459
Kmart CMBS Financing, Inc. Floating Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1997-1, Class D, 6.7563%, Due 3/01/07
  (Acquired 2/21/97 - 3/10/97; Cost $15,020,625)(b) 15,000,000      15,000,000
Malan Mortgage Securities Trust Floating Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1995-1, Class A2A, 6.4523%, Due 8/15/05
  (Acquired 2/21/97; Cost $4,010,000) (b)            4,000,000       4,005,000
Merchandise Mart LLC Commercial Mortgage-Backed
  Securities, 6.8563%, Due 9/30/99
  (Acquired 5/26/98; Cost $24,950,000) (b)          25,000,000      24,950,000
Merrill Lynch Credit Corporation Floating Rate
  Pass-Thru Asset-Backed Mortgage Loans:
  Series 1996-C, Class B, 6.9375%, Due 9/15/21
  (Acquired 5/09/97 - 8/14/98; Cost $4,224,814) (b)  4,850,165       4,249,957
  Series 1996-D, Class B, 6.9375%, Due 5/15/25       7,938,000       6,795,642
Merrill Lynch Credit Corporation Senior
  Subordinated Variable Rate Mortgage Pass-Thru
  Certificates, Series 1995-A, Class A-5, 7.3744%,
  Due 6/15/20                                        9,266,902       9,402,162
Merrill Lynch Credit Corporation Subordinated
  Mortgage-Backed Certificates, Series 95-S1, Class
  A-1, 6.6875%, Due 2/17/24 (Acquired 12/22/97;
  Cost $4,770,312) (b)                               5,000,000       4,733,600
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A-1, 6.6875%,
  Due 8/17/23                                        9,034,796       8,957,187
Merrill Lynch Mortgage Investors, Inc. Senior
  Subordinated Variable Rate Pass-Thru
  Certificates, Series 1994-A, Class M, 6.6875%,
  Due 2/15/19                                       11,000,000      11,209,660
Merrill Lynch Mortgage Investors, Inc. Variable
  Rate Commercial Mortgage Pass-Thru Certificates,
  Series 1998-H1:
  Class C, 6.168%, Due 4/01/11 (Acquired 7/23/98;
  Cost $2,000,000) (b)                               2,000,000       2,000,000
  Class D, 6.368%, Due 4/01/11 (Acquired 7/23/98;
  Cost $5,813,000) (b)                               5,813,000       5,813,000
  Class E, 6.668%, Due 4/01/11 (Acquired 7/23/98;
  Cost $3,437,685) (b)                               3,437,686       3,437,686
Merrill Lynch Mortgage Investors, Inc. Variable
  Rate Commercial Mortgage Pass-Thru Certificates,
  Series 97-SD1:
  Class D, 6.3875%, Due 4/01/10                      3,500,000       3,500,000
  Class E, 6.6875%, Due 4/01/10                      2,500,000       2,500,000
Merrill Lynch Mortgage Investors, Inc. Variable
  Rate Mortgage Pass-Thru Certificates, Series
  1994-M1, Class A, 8.1402%, Due 6/25/22             5,693,956       5,711,522
The Money Store, Inc. Securitized Net Interest
  Margin Trust 1997-1 Notes, 7.36%, Due 6/20/25
  (Acquired 12/23/97; Cost $4,464,647) (b)           4,464,647       4,495,364
Morgan Stanley Capital 1, Inc. Variable Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1995-HF1, Class D, 7.2406%, Due 2/15/05     3,500,000       3,517,500
Morgan Stanley Mortgage Trust Variable Rate
  Collateralized Mortgage Obligation, Series 35,
  Class 35-2, Interest Only, 7,042.25%, Due 4/20/21      2,400         288,040
Nomura Depositor Trust Floating Rate Commercial
  Mortgage Pass-Thru Certificates, Series 1998-ST1:
  Class A3, 6.2363%, Due 1/15/03 (Acquired
  1/30/98; Cost $4,500,000) (b)                      4,500,000       4,478,895
  Class A4, 6.5406%, Due 1/15/03 (Acquired
  1/30/98 - 2/10/98; Cost $32,021,875) (b)          32,000,000      31,689,920
  Class A5, 6.9063%, Due 1/15/03 (Acquired
  1/30/98; Cost $6,300,000) (b)                      6,300,000       6,227,172
OUC Commercial Mortgage Securities, Inc.
  Adjustable Rate Subordinated Mortgage
  Securities, Series 1998-1, Class C, 7.4877%, Due
  1/25/28 (Acquired 2/12/98; Cost $8,413,224) (b)    8,387,015       8,407,982
Perpetual Savings Bank Variable Rate Mortgage
  Pass-Thru Certificates, Series 1991-1, Class B1,
  7.4673%, Due 6/25/19 (Acquired 9/17/96;
  Cost $828,595) (b)                                   820,011         825,136
Prudential Home Mortgage Securities Company
  Mortgage Pass-Thru Certificates, Series 1992-18,
  Class M, 8.50%, Due 7/25/22                       14,174,413      14,697,576
Prudential Home Mortgage Securities Company
  Variable Rate Mortgage Pass-Thru Certificates,
  Series 1988-1, Class A, 7.7293%, Due 4/25/18       1,156,565       1,173,443
RTC Adjustable Rate Mortgage Loan Pass-Thru
  Certificates, Series 1991-1, Class A-1, 7.2425%,
  Due 4/26/21                                       11,706,287      11,848,987
RTC Mortgage Pass-Thru Securities, Inc.
  Commercial Certificates:
  Series 1992-C7, Class C, 9.25%, Due 6/25/23        1,162,182       1,155,650
  Series 1994-C2, Class E, 8.00%, Due 4/25/25       12,065,025      12,438,739
  Series 1995-C2, Class B, 6.80%, Due 5/25/27       22,636,581      22,664,877
RTC Mortgage Pass-Thru Securities, Inc. Mortgage
  Pass-Thru Certificates, Series 92-18P, Class B-5,
  7.50%, Due 1/25/21 (Acquired 9/10/97;
  Cost $929,560) (b)                                   926,088         928,403
RTC Variable Rate Mortgage Pass-Thru
  Securities, Inc.:
  Series 1992-4, Class B-2, 7.3289%, Due 7/25/28    14,376,654      14,448,537
  Series 1992-6, Class B-9, 6.5475%, Due 11/25/26    3,034,334       3,036,868
  Series 1992-15, Class B-7, 7.0175%, Due 7/25/27    1,000,000       1,001,275
  Series 1992-17, Class A2, 7.4164%, Due 4/25/20     4,010,392       4,010,392
  Series 1992-C1, Class B,  7.6875%, Due 8/25/23     1,000,393       1,004,144
  Series 1993-1P, Class A-2, 7.30%, Due 8/25/19
  (Acquired 2/05/98; Cost $5,068,706) (b)            5,062,379       5,097,967
  Series 1993-3, Class A6, 8.0543%, Due 7/25/22      2,290,604       2,333,187
  Series 1995-1, Class B-11, 7.2875%, Due 10/25/28   2,242,010       2,264,430
  Series 1995-1, Class B-5, 6.9416%, Due 10/25/28   15,213,483      15,543,692
RTC Variable Rate Mortgage Pass-Thru
  Securities, Inc. Multi-Family Certificates,
  Series 1992-M1, Class B-1, 7.5875%, Due 1/25/20    9,036,357       9,115,470
Repeat Offering Securitisation Entity Funding
  Number 1, Ltd. Floating Rate Asset-Backed
  Notes, Class A5A, 6.3375%, Due 11/29/01
  (Acquired 6/01/98; Cost $27,000,000) (b)          27,000,000      27,000,000
Repeat Offering Securitisation Entity Funding
  Number 2, Ltd. Floating Rate Asset-Backed
  Certificates:
  Class A5A, 6.2875%, Due 10/28/04
  (Acquired 7/14/98; Cost $9,972,266) (b)           10,000,000       9,972,300
  Class A6, 7.6375%, Due 10/28/04 (Acquired
  5/01/98; Cost $14,821,289) (b)                    15,000,000      14,820,000
Residential Funding Mortgage Securities II, Inc.
  Variable Rate Interest Only Home Equity Loan
  Pass-Thru Certificates, Series 1996-HS2, Class A,
  1.70%, Due 9/25/12                                31,224,143         614,803
Ryland Mortgage Securities Corporation III
  Collateralized Mortgage Bonds, Series 1992-C,
  Class 3-A, 7.65%, Due 11/25/30                     2,220,955       2,219,756

-------------------------------------------------------------------------------
===============================================================================
                       STRONG ADVANTAGE FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
Ryland Mortgage Securities Corporation IV
  Variable Rate Collateralized Mortgage Bonds,
  Series 2, Class 3-A, 12.0055%, Due 6/25/23      $    662,155    $    698,990
Ryland Mortgage Securities Corporation Senior
  Mortgage Partnership Variable Rate Securities,
  Series 1989-1, Class 1A, Perpetual Savings Bank,
  7.5793%, Due 2/25/19                                 288,025         288,071
Ryland Mortgage Securities Corporation Variable
  Rate Mortgage Participation Securities:
  Series 1990-C1, Class A, 6.2826%, Due 10/25/20    41,247,229      41,357,359
  Series 1992-3, Class A-2, 7.3184%, Due 6/25/20    10,977,696      10,963,974
Salomon Brothers Mortgage Securities VII, Inc.
  Variable Rate Mortgage Pass-Thru Certificates,
  Series 1992-4, Class A2, 7.7436%, Due 9/25/22      2,468,604       2,484,428
Saxon Mortgage Securities Corporation Mortgage
  Partnership Securities, Series 1993-8, Class
  1A-1, 7.375%, Due 9/25/23                          5,932,690       5,989,217
Sears Mortgage Securities Corporation Variable
  Rate Mortgage Pass-Thru Certificates:
  Series 1991-1, Class A-1, 6.017%, Due 7/25/21     28,250,655      28,241,474
  Series 1992-21, Class A-2, 7.4902%, Due 12/26/22   1,149,052       1,181,508
  Series 1992-23, Class A-4, 7.269%, Due 10/25/22    1,281,876       1,285,889
Structured Asset Securities Corporation Mortgage
  Pass-Thru Certificates, Series 1996-CFL, Class
  A-2A, 7.75%, Due 2/25/28                          14,052,186      14,175,143
Structured Asset Securities Corporation Variable
  Rate Multiclass Pass-Thru Certificates:
  Series 1994-C1, Class A-3, 6.3284%, Due 8/25/26    1,323,103       1,329,751
  Series 1995-C4, Class A-2, 6.1984%, Due 6/25/26    2,529,486       2,543,866
  Series 1998-C2A, Class D, 6.2484%, Due 1/25/01
  (Acquired 5/15/98; Cost $19,464,259) (b)          19,464,259      19,464,259
Structured Mortgage Trust Commercial Mortgage-
  Backed Securities, 7.63%, Due 1/30/06 (Acquired
  5/12/98; Cost $14,832,592) (b)                    15,000,000      14,901,600
Trust Investment Enhanced Return Securities -
  Chase Credit Card Master Trust, Series 1997-7,
  Class A, 6.688%, Due 11/15/03                     12,678,000      12,717,682
U-Haul Self-Storage Corporation Commercial
  Mortgage Asset Trust Variable Rate Pass-Thru
  Certificates, Series 1993-1, Class A1, 7.15%, Due
  12/01/20 (Acquired 12/02/93; Cost $269,050) (b)      269,050         269,050
Western Federal Savings & Loan Association
  Marina Del Rey California Variable Rate
  Mortgage Pass-Thru Certificates, Series 1991-4,
  Class A, 7.031%, Due 7/01/21                       5,175,567       5,185,298
------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES
  (COST $774,641,431)                                              777,452,728
------------------------------------------------------------------------------

UNITED STATES GOVERNMENT & AGENCY ISSUES 9.5%
FHLMC Participation Certificates:
  7.50%, Due 8/01/04                                31,599,959      32,270,510
  8.50%, Due 7/01/21                                19,095,807      19,967,912
  9.00%, Due 1/01/05 thru 9/15/20                   25,765,545      27,400,593
  10.50%, Due 11/01/20                               1,139,598       1,290,218
  10.75%, Due 10/01/00                                  16,424          17,147
  11.00%, Due 10/01/00 thru 9/01/20                  1,344,577       1,526,076
  11.75%, Due 5/01/11 thru 6/01/11                   1,140,093       1,304,362
  12.00%, Due 9/01/11 thru 2/01/15                     459,442         534,520
  12.25%, Due 7/01/15                                  758,505         877,826
  12.50%, Due 2/01/15                                  128,873         151,388
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  8.00%, Due 7/25/19 thru 3/25/21                   18,224,107      18,970,291
  8.75%, Due 9/25/20 thru 12/25/20                  27,271,819      28,772,716
  9.00%, Due 1/01/13 thru 6/01/24                   75,053,755      80,362,678
  9.50%, Due 3/01/10 thru 3/01/21                   10,502,103      11,319,985
  9.75%, Due 3/25/20                                 8,519,313       9,143,037
  10.00%, Due 12/01/09                               4,678,186       5,023,202
  13.50%, Due 9/01/14                                   17,046          20,750
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Pass-Thru
  Certificates, 7.548%, Due 12/01/17                 3,754,195       3,896,141
GNMA Guaranteed Pass-Thru Certificates:
  9.50%, Due 12/15/17                                4,406,510       4,790,581
  10.00%, Due 10/20/17                               7,927,440       8,829,186
  13.50%, Due 8/15/14 thru 11/15/14                    112,052         135,954
  15.00%, Due 5/15/12 thru 9/15/12                      30,438          37,679
------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT & AGENCY ISSUES (COST $254,334,882) 256,642,752
------------------------------------------------------------------------------

OPTIONS 0.2%
Merrill Lynch Swaption (The option to receive a
  fixed interest rate of 7.75%; exercisable at a
  strike price of $100 beginning 4/09/04 and
  expiring 4/09/25.)                                32,666,667       4,037,600
------------------------------------------------------------------------------
TOTAL OPTIONS (COST $1,512,573)                                      4,037,600
------------------------------------------------------------------------------

PREFERRED STOCKS 1.4%
California Federal Bank, A Federal Savings Bank,
  Los Angeles, Series B 10.625%                         10,000       1,090,000
El Paso Electric Company, Series A 11.40%              205,700      21,958,475
Parmalat Capital Finance, Series B 8.1523%             400,000       9,900,000
Pinto Totta International Finance, Ltd. 7.77%
  (Acquired 7/24/97; Cost $5,000,000) (b)                5,000       5,378,125
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $38,643,269)                           38,326,600
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 11.4%
COMMERCIAL PAPER 1.1%
DISCOUNTED 1.1%
Windmill Funding Corporation, Due 9/01/98
  (Acquired 8/28/98; Cost $28,182,297) (b)        $ 28,200,000      28,200,000

INTEREST BEARING, DUE UPON DEMAND 0.0%
Johnson Controls, Inc., 5.25%                          767,800         767,800
                                                                  ------------
                                                                    28,967,800
CORPORATE BONDS 8.4%
Bay View Capital Corporation Senior Debentures,
  8.42%, Due 6/01/99 (Acquired 10/15/97 - 6/24/98;
  Cost $17,212,500) (b)                             17,000,000      17,215,849
Newscorp Overseas Limited Floating Rate Debt
  Unit with Swap Agreement (Structured
  Enhanced Return Trusts 1995), Series R-27,
  6.5875%, Due 6/30/99 (Acquired 6/12/95;
  Cost $27,120,000) (b)                             28,250,000      25,425,000
Niagara Mohawk Power Corporation Senior
  Notes, Series A, 6.50%, Due 7/01/99              100,000,000     100,000,000
Time Warner, Inc. Pass-Thru Asset Trust
  Securities, 4.90%, Due 7/29/99 (Acquired
  11/21/97; Cost $73,062,750) (b)                   75,000,000      74,337,375
US Air 1993-A Pass-Thru Trust Certificates,
  Series 1993-A1, 8.625%, Due 9/01/98                7,835,000       7,874,175
                                                                  ------------
                                                                   224,852,399
NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 0.2%
Advanta Mortgage Loan Trust Interest Only
  Asset-Backed Certificates, Series 1998-2,
  Class A-IO, 5.00%, Due 8/25/99                    93,750,000       4,130,625
ContiMortgage Home Equity Loan Trust Interest
  Only Pass-Thru Certificates, Series 1997-5,
  Class A11, 6.50%, Due 6/15/99                     44,547,564       2,304,000
                                                                  ------------
                                                                     6,434,625

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)  AUGUST 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                       STRONG ADVANTAGE FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 1.6%
ABN-AMRO Chicago Corporation (Dated 8/31/98),
  5.75%, Due 9/01/98 (Proceeds $42,006,708);
  Collateralized by:  $44,756,000 United States
  Treasury Bills, Due 7/22/99 (Market Value
  $42,840,816) (d)                                 $42,000,000  $   42,000,000

UNITED STATES GOVERNMENT ISSUES 0.1%
United States Treasury Bills, Due 9/03/98 thru
  10/15/98 (c)                                       3,245,000       3,239,305
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $307,577,714)                   305,494,129
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $2,666,226,828) 99.4%      2,671,588,171
Other Assets and Liabilities, Net 0.6%                              16,577,122
------------------------------------------------------------------------------
NET ASSETS 100.0%                                               $2,688,165,293
==============================================================================


FUTURES
--------------------------------------------------------------------------------
                                                  Underlying       Unrealized
                                    Expiration    Face Amount     Appreciation
                                       Date        at Value      (Depreciation)
--------------------------------------------------------------------------------
Purchased:
2,450 90-Day Eurodollars               12/99     $579,425,000       $912,250
  181 Ten-Year U.S. Treasury Notes     12/98       21,199,625         53,791
  216 U.S. Treasury Bonds              12/98       27,432,000        124,943

Sold:
  291 Ten-Year U.S. Treasury Notes     12/98       34,083,375       (165,961)
 289  U.S. Treasury Bonds              12/98       36,703,000       (472,313)


SWAPS
--------------------------------------------------------------------------------
Open interest rate swap contracts at August 31, 1998 consisted of the following:
--------------------------------------------------------------------------------
                            Notional           Interest           Interest
 Issuer                      Amount              Sold              Bought
--------------------------------------------------------------------------------
CORE Limited               14,044,000     3 Month German        3 Month USD
                                          Mark LIBOR + 80bp     LIBOR + 78bp

Mashantucket Western       30,000,000     6.91%                 3 Month USD
 Pequot Tribe                                                   LIBOR + 28bp

Salomon Brothers, Inc.      4,400,000     10 Year Constant      3 Month USD
                                          Maturity Treasury     LIBOR + 30bp
                                          + 140bp
--------------------------------------------------------------------------------


===============================================================================
                        STRONG MUNICIPAL ADVANTAGE FUND
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
MUNICIPAL BONDS 32.0%
ALABAMA 0.1%
Washington County, Alabama Board of Education
  Municipal Project Lease and Option Agreement
  COP, 5.10%, Due 1/31/03                          $ 1,491,877     $ 1,495,607

ARKANSAS 0.5%
Fayetteville, Arkansas Public Facilities Board
  Refunding and Improvement Revenue - Butterfield
  Trail Village Project, 9.50%, Due 9/01/14
  (Pre-Refunding at $102 on 9/01/99)                 3,385,000       3,646,491
Little Rock, Arkansas Collateralized IDR -
  Lexicon, Inc. Project, 6.48%, Due 7/01/06          4,385,000       4,418,194
                                                                   -----------
                                                                     8,064,685
CALIFORNIA 0.9%
California Hospital Revenue - Valley Health System
  Refunding and Improvement Project, 5.50%,
  Due 5/15/00                                          740,000         749,250
California PCFA Solid Waste Revenue - Keller
  Canyon Landfill Company Project, 6.875%,
  Due 11/01/27                                       4,100,000       4,484,375
Santa Ana, California Community Redevelopment
  Refunding, 7.50%, Due 9/01/16                      2,000,000       2,116,760
Southern California Public Power Authority Power
  Project Revenue 1999 Subordinate Refunding -
  Palo Verde Project, 5.00%, Due 7/01/00 (f)         3,300,000       3,361,875
Stanislaus, California Waste-To-Energy Financing
  Agency Solid Waste Facility Revenue Refunding -
  Ogden Martin System, Inc. Project, 7.625%,
  Due 1/01/10                                        3,000,000       3,172,500
                                                                   -----------
                                                                    13,884,760
COLORADO 0.4%
Arapahoe County, Colorado SFMR - IDK Partners
  I Trust Pass-Thru Certificates, 5.25%,
  Due 11/01/19                                       3,119,076       3,181,457
Central City, Gilpin County, Colorado Excise Tax
  Refunding, 5.40%, Due 12/01/00                     3,300,000       3,374,250
                                                                   -----------
                                                                     6,555,707
CONNECTICUT 1.9%
Connecticut Development Authority Airport
  Facilities Revenue - Roncari Associates, Inc.
  Project, 7.25%, Due 12/01/99                       1,965,489       1,980,230
Connecticut HFA Housing Mortgage Finance
  Program, 7.30%, Due 11/15/03                       2,265,000       2,369,756
Connecticut Resources Recovery Authority
  Revenue - American REF-FUEL Company of
  Southeastern Connecticut Project:
  5.00%, Due 11/15/99                                3,340,000       3,394,275
  8.00%, Due 11/15/15                               18,285,000      18,987,327
Norwich, Connecticut Tax-Exempt Equipment
  Lease, 6.35%, Due 8/01/01                          1,401,308       1,452,105
                                                                   -----------
                                                                    28,183,693
DISTRICT OF COLUMBIA 0.7%
District of Columbia Revenue - Georgetown
  University Project, 7.25%, Due 4/01/20            10,000,000      10,224,800

GEORGIA 0.4%
George L. Smith II Georgia World Congress Center
  Authority Revenue Refunding - Domed Stadium
  Project, 5.75%, Due 7/01/01 (f)                    5,005,000       5,161,406

IDAHO 0.3%
Boise, Idaho Housing Authority Revenue - Hobbler
  Place Project, 5.25%, Due 2/01/02                  4,680,000       4,744,350

-------------------------------------------------------------------------------
===============================================================================
                  STRONG MUNICIPAL ADVANTAGE FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
ILLINOIS 1.4%
Alton, Illinois Hospital Facilities Revenue and
  Refunding - St. Anthony's Health Center Project:
  4.95%, Due 9/01/99                               $ 1,400,000     $ 1,408,217
  5.00%, Due 9/01/01                                   850,000         859,562
  5.15%, Due 9/01/00                                 1,355,000       1,371,937
Eureka, Illinois Educational Facilities Revenue -
  Eureka College Project, 5.25%, Due 1/01/01           660,000         660,825
Hodgkins, Illinois GO Tax Allocation, 9.50%, Due
  12/01/09 (Pre-Refunding at $104 on 12/01/01)       2,600,000       3,055,000
Illinois Health Facilities Authority Revenue
  Refunding - Westlake Community Hospital
  Project, 7.875%, Due 1/01/13                       4,450,000       4,587,594
Kane, McHenry, Cook and DeKalb Counties, Illinois
  Community Unit School District Number 300 GO
  Lease Secured COP - School Building Project,
  6.90%, Due 12/01/04                                3,685,000       4,025,863
Romeoville, Will County, Illinois COP:
  7.30%, Due 12/01/99                                2,250,000       2,317,500
  7.30%, Due 12/01/00                                2,000,000       2,107,500
                                                                   -----------
                                                                    20,393,998
INDIANA 1.5%
East Chicago, Indiana School City COP:
  5.10%, Due 7/15/03                                 3,685,000       3,712,637
  5.50%, Due 7/15/02                                 2,680,000       2,777,150
Fishers, Indiana First Mortgage EDR - United
  Student Aid Funds, Inc. Project:
  8.25%, Due 9/01/09                                10,000,000      10,200,000
  8.375%, Due 9/01/14                                3,250,000       3,347,500
Huntington, Indiana EDR Refunding - Quanex
  Corporation Project, 6.50%, Due 8/01/10            1,665,000       1,720,012
                                                                   -----------
                                                                    21,757,299
IOWA 0.3%
Cedar Rapids, Iowa First Mortgage Revenue -
  Cottage Grove Place Project:
  5.30%, Due 7/01/05                                 1,910,000       1,917,163
  7.25%, Due 7/01/02                                 2,535,000       2,588,818
                                                                   -----------
                                                                     4,505,981
KANSAS 0.6%
Kansas City, Kansas Board of Public Utilities
  Master Municipal Lease and Option Agreement,
  4.47%, Due 5/01/03                                 4,230,867       4,220,290
Kansas City, Kansas Residual Revenue Capital
  Appreciation, Zero %, Due 5/01/12                  1,805,000         638,519
Sedgwick and Shawnee Counties, Kansas SFMR
  Mortgage-Backed Securities Program,
  4.70%, Due 12/01/08                                3,500,000       3,517,500
                                                                   -----------
                                                                     8,376,309
KENTUCKY 0.7%
Kentucky EDFA Hospital System Refunding and
  Improvement Revenue - Appalachian Regional
  Healthcare, Inc. Project:
  4.50%, Due 10/01/99                                2,005,000       2,013,321
  4.70%, Due 10/01/00                                2,085,000       2,103,244
  4.85%, Due 10/01/01                                2,195,000       2,225,181
  5.00%, Due 10/01/02                                2,300,000       2,346,000
  5.10%, Due 10/01/03                                2,165,000       2,219,125
                                                                   -----------
                                                                    10,906,871
LOUISIANA 4.4%
East Baton Rouge, Lousiana Mortgage Finance
  Authority SFMR Refunding - GNMA and FNMA
  Mortgage-Backed Securities Program, 4.60%,
  Due 10/01/16                                       4,000,000       4,040,000
Louisiana Health Education Authority Revenue -
  Lambeth House Project, 5.25%, Due 1/01/05         14,875,000      14,930,781
Louisiana Public Facilities Authority Hospital
  Revenue and Refunding - Pendleton Memorial
  Methodist Hospital Project, 6.75%, Due 6/01/10     3,060,000       3,331,575
New Orleans, Louisiana Regional Transit Authority
  Lease-Purchase Agreements, 5.50%, Due 5/01/08:
  Lease M98147                                      34,526,499      34,958,080
  Lease M98159                                       3,247,696       3,288,292
Ouachita Parish, Louisiana IDB, Inc. Revenue
  Refunding - Physicians and Surgeons Medical
  Complex Project, 4.80%, Due 8/01/02                3,750,000       3,829,687
                                                                   -----------
                                                                    64,378,415
MAINE 0.2%
Maine Educational Loan Marketing Corporation
  Student Loan Revenue Refunding, 6.65%,
  Due 11/01/99                                       2,595,000       2,653,388

MASSACHUSETTS 0.7%
Commonwealth of Massachusetts Department of
  Revenue Tax-Exempt Master Equipment Lease:
  5.085%, Due 10/01/00                               1,298,581       1,318,060
  5.40%, Due 9/30/99                                 3,137,350       3,188,646
  5.62%, Due 10/01/01                                1,959,092       2,015,416
Massachusetts Health and Educational Facilities
  Authority Competitive Lease Program -
  Whitehead Institute for Biomedical Research
  Project, 4.698%, Due 5/07/03                       2,663,000       2,669,657
Massachusetts Industrial Finance Agency
  Industrial Revenue - John T. Spinelli Project,
  7.00%, Due 11/01/00                                  878,458         878,458
                                                                   -----------
                                                                    10,070,237
MICHIGAN 0.2%
Detroit, Michigan EDC Resource Recovery
  Revenue, 7.00%, Due 5/01/01                        3,420,000       3,599,550

MINNESOTA 0.9%
Minneapolis, Minnesota Temporary Parking Ramp
  Revenue, 4.75%, Due 6/01/00                        5,885,000       5,890,591
Minneapolis-St. Paul, Minnesota Metropolitan
  Airports Commission GO Revenue, 7.80%,
  Due 1/01/14                                        3,000,000       3,094,980
Plymouth, Minnesota Revenue Refunding - Carlson
  Center Project, 7.00%, Due 4/01/12                 3,665,000       3,775,390
                                                                   -----------
                                                                    12,760,961
MISSISSIPPI 1.5%
Claiborne County, Mississippi PCR - Middle South
  Energy, Inc. Project, 9.875%, Due 12/01/14        16,510,000      17,220,590
Jones County, Mississippi Hospital Revenue
  Refunding - South Central Regional Medical
  Center Project, 5.00%, Due 12/01/03                4,130,000       4,222,925
                                                                   -----------
                                                                    21,443,515
MISSOURI 0.1%
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial Revenue -
  University Plaza Project, 5.90%, Due 10/01/01      1,125,000       1,150,312

NEBRASKA 2.1%
Energy America Gas Supply Revenue - Metropolitan
  Utilities District Project, 5.30%, Due 4/01/05    18,502,659      18,988,354
Energy America Gas Supply Revenue - Nebraska
  Public Gas Agency Project, 5.10%, Due 10/15/05     6,528,923       6,586,052
Omaha Tribe of Nebraska Public Improvements
  Authority GO, 7.50%, Due 12/01/02                  5,400,000       5,515,506
                                                                   -----------
                                                                    31,089,912

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)  AUGUST 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                  STRONG MUNICIPAL ADVANTAGE FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
NEVADA 0.1%
Henderson, Nevada Local Improvement Districts
  Number T-4, 6.00%, Due 11/01/01                  $   465,000     $   477,206
Reno-Sparks, Nevada Convention and Visitors
  Authority Limited Obligation Refunding, 6.25%,
  Due 11/01/01                                       1,540,000       1,597,750
                                                                     2,074,956
NEW JERSEY 0.8%
New Jersey EDA Senior Mortgage Revenue - Arbor
  Glen of Bridgewater Project, 7.00%, Due 5/15/06   11,525,000      11,568,680

NEW YORK 1.2%
Dutchess County, New York Resource Recovery
  Agency Solid Waste System Revenue:
  4.45%, Due 1/01/01 (f)                             1,130,000       1,134,238
  4.55%, Due 1/01/02 (f)                             1,305,000       1,311,525
  4.65%, Due 1/01/03 (f)                             1,400,000       1,412,250
  4.70%, Due 1/01/04 (f)                             1,490,000       1,501,175
New York Medical Care Facilities Finance Agency
  Revenue Hospital and Nursing Home Mortgage,
  8.00%, Due 2/15/27                                 5,005,000       5,086,331
New York Mortgage Agency Homeowner Mortgage
  Revenue, 4.75%, Due 10/01/21                       7,245,000       7,308,394
                                                                   -----------
                                                                    17,753,913
OHIO 0.7%
Cleveland, Ohio City School District Energy
  Conservation Improvement GO, 6.53%,
  Due 9/15/99                                          630,000         645,901
Lucas County, Ohio Hospital Revenue Refunding -
  Riverside Hospital Project, 7.625%, Due 6/01/15    2,400,000       2,433,240
Ohio Department of Transportation COP -
  Rickenbacker Port Project, 6.125%, Due 4/15/15       415,000         432,193
Ohio Township, Allegheny County, Pennsylvania
  GO, 5.15%, Due 11/15/00                            1,785,000       1,836,319
Youngstown, Ohio City School District Energy
  Conservation Measures, 6.80%, Due 3/15/05          4,280,000       4,606,350
                                                                   -----------
                                                                     9,954,003
OREGON 0.4%
Clackamas County, Oregon Hospital Facility
  Authority Revenue and Refunding - Willamette
  View, Inc. Project, 5.40%, Due 11/01/02            1,540,000       1,586,200
Medford, Oregon Municipal Lease-Purchase
  Agreement, 5.00%, Due 5/01/03                      1,899,171       1,903,919
Multnomah County, Oregon Educational Facilities
  Refunding and Revenue - University of Portland
  Project, 4.75%, Due 4/01/01                        2,940,000       2,987,775
                                                                   -----------
                                                                     6,477,894
PENNSYLVANIA 3.0%
Lehigh County, Pennsylvania General Purpose
  Authority Revenue - KidsPeace Obligated
  Group Project:
  5.50%, Due 11/01/01                                2,125,000       2,143,594
  5.50%, Due 11/01/02                                2,240,000       2,265,200
  5.50%, Due 11/01/03                                2,360,000       2,386,550
  5.50%, Due 11/01/04                                2,500,000       2,531,250
Montgomery County, Pennsylvania IDA First
  Mortgage Revenue Refunding - The Meadowood
  Corporation Project, 5.15%, Due 12/01/03           1,500,000       1,503,750
Pennsylvania Housing Finance Agency SFMR,
  7.75%, Due 10/01/09                                4,000,000       4,153,160
Philadelphia, Pennsylvania Airport Revenue
  Refunding - Philadelphia Airport System
  Project, 5.50%, Due 6/15/01                        2,000,000       2,080,000
Philadelphia, Pennsylvania Hospitals and Higher
  Education Facilities Authority Revenue, 8.375%,
  Due 6/01/04                                        1,480,000       1,622,450
Philadelphia, Pennsylvania IDA Health Care
  Facilities Revenue - Pauls Run Project, 5.125%,
  Due 5/15/03                                        1,950,000       1,959,750
Philadelphia, Pennsylvania Municipal Authority
  Equipment Revenue, 5.297%, Due 10/01/04           17,015,763      18,121,788
Scranton, Lackawanna County, Pennsylvania
  Health and Welfare Authority Hospital
  Revenue - Moses Taylor Hospital Project, 5.25%,
  Due 7/01/02                                        4,750,000       4,862,812
                                                                   -----------
                                                                    43,630,304
SOUTH CAROLINA 0.8%
Charleston County, South Carolina First Mortgage
  Health Facilities Revenue - The Episcopal
  Church Home Project, 5.40%, Due 4/01/04            8,100,000       8,181,000
Charleston County, South Carolina Industrial
  Revenue Refunding - Coburg Dairy, Inc. Project,
  6.875%, Due 10/01/06                               1,400,000       1,416,828
Greystone, South Carolina Tax-Exempt Asset Trust
  Pass-Thru Certificates, 4.30%, Due 6/20/00         2,393,525       2,393,525
                                                                   -----------
                                                                    11,991,353
TENNESSEE 1.5%
Tennessee Housing Development Agency -
  Homeownership Program, Zero %, Due 7/01/12        41,955,000      21,921,488

TEXAS 2.1%
Brazos River Authority Collateralized PCR - Texas
  Utilities Electric Company Project, 8.125%,
  Due 2/01/20                                        2,000,000       2,135,000
Brazos River Authority Collateralized Revenue
  Refunding - Houston Lighting & Power Company
  Project, 7.75%, Due 10/01/15                       5,000,000       5,114,650
Dallas-Fort Worth, Texas International Airport
  Facilities Improvement Corporation Revenue -
  American Airlines, Inc. Project, 7.50%,
  Due 11/01/25                                      11,670,000      12,589,013
Falcons Lair, Texas Utility and Reclamation
  District COP, 6.25%, Due 10/15/99                  4,000,000       4,015,000
Houston, Texas Airport System Subordinate Lien
  Revenue Refunding:
  5.25%, Due 7/01/00                                 2,230,000       2,288,538
  5.25%, Due 7/01/01                                 2,350,000       2,432,250
North Central Texas Health Facilities Development
  Corporation Health Facility Development
  Revenue EXTRAS - C.C. Young Memorial Home
  Project, 5.00%, Due 2/15/28                        1,575,000       1,580,906
                                                                   -----------
                                                                    30,155,357
UTAH 0.3%
Salt Lake City, Utah Redevelopment Agency
  Central Business District Neighborhood
  Redevelopment Tax Increment Revenue
  Refunding, 4.75%, Due 10/01/02                     4,200,000       4,289,250

VIRGINIA 0.3%
Arlington County, Virginia COP, 4.458%,
  Due 6/01/01                                        3,729,731       3,753,042

WASHINGTON 0.7%
Lynnwood, Snohomish County, Washington Local
  Improvement District Number 93-1 BAN, 4.60%,
  Due 10/01/99                                       5,000,000       5,003,200

-------------------------------------------------------------------------------
===============================================================================
                  STRONG MUNICIPAL ADVANTAGE FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
Skagit and Whatcom Counties, Washington Public
  Hospital District Number 304 Revenue and
  Refunding - Affiliated Health Services, 4.90%,
  Due 12/01/02                                     $ 3,210,000    $  3,270,188
Skagit County, Washington Public Hospital District
  Number 1 Revenue and Refunding - Affiliated
  Health Services Project, 4.90%, Due 12/01/02       2,415,000       2,460,281
                                                                  ------------
                                                                    10,733,669
WEST VIRGINIA 0.1%
Kanawha County, West Virginia County Commission
  IDR - Union Carbide Chemicals and Plastics
  Company, Inc. Project, 8.00%, Due 8/01/20          1,930,000       2,081,988

WISCONSIN 0.2%
Lake Como Sanitary District Number 1 BAN,
  4.50%, Due 6/01/00                                 2,350,000       2,364,077
------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $462,772,010)                          470,151,730
------------------------------------------------------------------------------

VARIABLE RATE PUT BONDS 6.0%
CALIFORNIA 0.2%
Santa Rosa, California Housing Authority MFHR -
  Dutton Partners Project, 4.85%, Due 9/01/07
  (Mandatory Put at $100 on 9/01/02)                 3,000,000       3,007,980

COLORADO 0.2%
Colorado Health Facilities Authority Revenue
  EXTRAS - Baptist Home Association of the
  Rocky Mountains, Inc. Project, 5.75%,
  Due 8/15/27 (Putable at $100 and Rate Reset
  Effective 8/15/02)                                 3,000,000       3,112,500

FLORIDA 0.7%
Escambia County, Florida Housing Corporation
  Housing Revenue - Wellington Arms Project,
  7.375%, Due 9/01/16 (Mandatory Put at $100 on
  9/01/99)                                          10,650,000      10,781,101
Florida Housing Finance Agency MFHR - Cypress
  Lake Apartment Project, 5.75%, Due 12/01/07
  (Mandatory Put at $100 on 12/01/02)                  200,000         207,250
                                                                  ------------
                                                                    10,988,351
GEORGIA 0.2%
Decatur County, Georgia Bainbridge IDA IDR -
  John B. Sanfilippo & Son, Inc. Project, 5.375%,
  Due 6/01/17 (Mandatory Put at $100 on 6/01/02)     2,935,000       2,968,019

ILLINOIS 2.0%
Chicago, Illinois MFHR - Chicago Beach Apartments
  Project, 5.50%, Due 2/01/17 (Mandatory Put at
  $100 on 2/01/02)                                   2,985,000       2,992,224
Eureka, Illinois Educational Facilities Revenue -
  Eureka College Project, 5.25%, Due 1/01/19
  (Putable at $100 and Rate Reset Effective 1/01/01) 3,330,000       3,334,163
Illinois Health Facilities Authority Revenue
  EXTRAS - Covenant Retirement Communities, Inc.
  Project, 5.25%, Due 12/01/22 (Putable at $100 and
  Rate Reset Effective 12/01/02)                     3,500,000       3,600,625
Robbins, Illinois Resource Recovery Revenue
  Refunding - Robbins Resource Recovery Partners,
  4.90%, Due 10/15/17 (Mandatory Put at $100 on
  10/15/02)                                         19,350,000      19,833,750
                                                                  ------------
                                                                    29,760,762
INDIANA 0.6%
Anderson, Indiana MFHR - Cross Lakes
  Apartments Project, 5.625%, Due 7/01/33
  (Mandatory Put at $100 on 7/01/00)                 8,500,000       8,553,125

MAINE 0.4%
Maine Finance Authority MFHR - Back Bay Tower
  Project, 5.25%, Due 9/01/18 (Mandatory Put at
  $100 on 9/01/99)                                   5,935,000       5,995,062

PENNSYLVANIA 0.3%
Montgomery County, Pennsylvania IDA First
  Mortgage Revenue Refunding EXTRAS - The
  Meadowood Corporation Project, 5.50%, Due
  12/01/19 (Putable at $100 and Rate Reset
  Effective 12/01/02)                                3,000,000       3,011,250
Philadelphia, Pennsylvania IDA Health Care
  Facilities Revenue EXTRAS - Paul's Run Project,
  5.125%, Due 5/15/28 (Putable at $100 and Rate
  Reset Effective 5/15/03)                           2,000,000       2,002,500
                                                                  ------------
                                                                     5,013,750
SOUTH CAROLINA 0.2%
Charleston County, South Carolina First Mortgage
  Health Facilities Revenue - The Episcopal Church
  Home Project, 5.30%, Due 4/01/27 (Putable at
  $100 and Rate Reset Effective 10/01/02)            3,000,000       3,052,500

TENNESSEE 0.2%
Shelby County, Tennessee Health, Educational and
  Housing Facility Board Health Care Facilities
  Revenue EXTRAS - Kirby Pines Retirement
  Community Project, 5.50%, Due 11/15/27
  (Putable at $100 and Rate Reset Effective
  11/15/02)                                          2,450,000       2,483,687

TEXAS 0.7%
Abilene, Texas Health Facilities Development
  Corporation - Sears Methodist Retirement System
  Obligated Group Project EXTRAS, 5.25%, Due
  11/15/28 (Putable at $100 and Rate Reset
  Effective 11/15/03) (f)                            9,000,000       9,000,000
Trinity River Authority Refunding - Texas
  Industries, Inc. Project, 6.375%, Due
  9/01/07 (Putable at $100 and Rate Reset
  Effective 11/01/01)                                  405,000         418,669
Trinity River Authority Refunding - Texas
  Industries, Inc. Project, Series A,
  6.375%, Due  9/01/07 (Putable at $100 and
  Rate Reset Effective 11/01/01)                       250,000         258,437
                                                                  ------------
                                                                     9,677,106
VIRGINIA 0.3%
Rockingham County, Virginia IDA Residential Care
  Facility First Mortgage Revenue - Virginia
  Mennonite Retirement Community Project, 5.10%,
  Due 4/01/32 (Putable at $100 and Rate Reset
  Effective 4/01/03)                                 4,250,000       4,265,938
------------------------------------------------------------------------------
TOTAL VARIABLE RATE PUT BONDS (COST $87,740,482)                    88,878,780
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 64.8%
MUNICIPAL BONDS 9.4%
CALIFORNIA 0.5%
Vallejo, California BAN - Water Improvement
  Project, 4.75%, Due 7/15/99                        6,675,000       6,727,132

FLORIDA 1.6%
Dade County, Florida Solid Waste System Special
  Obligation Revenue BAN, 4.75%, Due 9/01/98        24,000,000      24,000,000

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)  AUGUST 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                  STRONG MUNICIPAL ADVANTAGE FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
ILLINOIS 3.1%
Alton, Illinois Hospital Facilities Revenue and
  Refunding - St. Anthony's Health Center Project,
  4.65%, Due 9/01/98                               $ 1,350,000    $  1,350,000
Illinois Health Facilities Authority Revenue
  Refunding - Westlake Community Hospital
  Project, 7.625%, Due 1/01/99                         790,000         798,579
Lake, Cook, Kane and McHenry Counties, Illinois
  Community United School District Number 220
  TAN, 4.35%, Due 12/15/98                           8,175,000       8,192,331
Winnebago and Boone Counties, Illinois Rockford
  School District Number 205 Educational Purpose
  Tax Anticipation Warrants, 5.10%, Due 10/30/98    35,120,000      35,206,746
                                                                  ------------
                                                                    45,547,656
KENTUCKY 0.1%
Kentucky EDFA Hospital System Refunding and
  Improvement Revenue - Appalachian Regional
  Healthcare, Inc. Project, 4.25%, Due 10/01/98      1,455,000       1,455,480

MICHIGAN 0.0%
Pontiac, Michigan Hospital Financing Authority
  Hospital Revenue - NOMC Obligation Group
  Project, 5.60%, Due 8/01/99                          200,000         201,596

NEW JERSEY 1.9%
East Orange, New Jersey TAN, 4.95%,
  Due 10/23/98                                      10,000,000      10,021,300
Irvington Township, New Jersey BAN:
  5.00%, Due 10/23/98                                7,500,000       7,515,975
  5.00%, Due 6/09/99                                 2,900,000       2,932,393
South Amboy, New Jersey Housing Authority
  Housing Revenue - Shore Gate Village Grand
  Project, 6.00%, Due 8/15/99                        6,850,000       6,862,741
                                                                  ------------
                                                                    27,332,409
OHIO 0.1%
Cleveland, Ohio City School District Energy
  Conservation Improvement GO:
  6.53%, Due 9/15/98                                   590,000         590,561
  6.53%, Due 3/15/99                                   610,000         618,796
                                                                  ------------
                                                                     1,209,357
OKLAHOMA 0.2%
Oklahoma Industries Authority Hospital BAN -
  Deaconess Healthcare Corporation Project,
  4.35%, Due 8/01/99                                 3,500,000       3,522,960

OREGON 0.5%
Portland, Oregon Housing Authority Tax Credit
  Notes - Yards at Union Station Project, 5.00%,
  Due 7/15/99                                        2,265,000       2,274,400
Portland, Oregon MFHR - Civic Stadium Housing
  Project, 4.60%, Due 8/01/99                        2,000,000       2,008,820
Washington County, Oregon Housing Authority
  Tax Credit - Bethany Meadows Project, 5.00%,
  Due 9/30/98                                        2,260,000       2,261,469
                                                                  ------------
                                                                     6,544,689
PENNSYLVANIA 0.2%
Titusville, Crawford County, Pennsylvania GO,
  5.00%, Due 4/15/99                                 3,500,000       3,529,925

RHODE ISLAND 0.3%
Johnston, Rhode Island BAN, 5.20%, Due 11/12/98      4,066,000       4,076,938

WISCONSIN 0.9%
Lake Como Sanitary District Number 1 Water
  Revenue BAN, 4.35%, Due 6/01/99                    7,065,000       7,080,260
Manawa, Wisconsin School District TRAN, 4.33%,
  Due 9/09/98                                        2,200,000       2,200,308
Merrill, Wisconsin Area Common Public School
  District TRAN, 4.27%, Due 9/30/98                  2,300,000       2,301,012
Pulaski, Wisconsin Community School District
  TRAN, 4.28%, Due 10/01/98                          2,000,000       2,001,000
                                                                  ------------
                                                                    13,582,580
                                                                  ------------
Total Municipal Bonds                                              137,730,722

VARIABLE RATE PUT BONDS 3.1%
CALIFORNIA 0.3%
Vallejo, California Housing Authority MFMR -
  Highlands Apartments Project, 5.00%, Due
  6/01/07 (Mandatory Put at $100 on 6/01/99)         4,585,000       4,596,004

FLORIDA 0.6%
Escambia County, Florida Escambia Housing
  Corporation Housing Revenue - Royal Arms
  Project, 7.00%, Due 7/01/17 (Mandatory Put at
  $100 on 7/01/99)                                   9,360,000       9,427,392

INDIANA 0.1%
Elkhart, Indiana EDR MFMR - FHA Insured
  Mortgage Loan - Prairie Village Apartments
  Project, 5.125%, Due 7/01/37 (Mandatory Put at
  $100 on 7/01/99)                                   2,095,000       2,096,047

NEW MEXICO 0.5%
Bernalillo County, New Mexico MFHR - Desert
  Willow Apartments Project, 4.25%, Due 8/01/39
  (Mandatory Put at $100 on 8/01/99)                 7,500,000       7,536,750

OHIO 0.3%
Franklin County, Ohio Mortgage Revenue - GNMA
  Collateralized - Gateway Apartment Homes
  Project, 5.375%, Due 10/20/27 (Mandatory Put at
  $100 on 3/20/99)                                   2,695,000       2,701,630
Lorain County, Ohio IDR - Gilford Instrument
  Laboratories, Inc. Project, 5.25%, Due 7/01/14
  (Putable at $100 and Rate Reset Effective 7/01/99) 1,000,000       1,013,540
                                                                  ------------
                                                                     3,715,170
PENNSYLVANIA 0.2%
Chester County, Pennsylvania Health and Education
  Facilities Authority Revenue - Barclay Friends
  Project, 4.90%, Due 8/01/25 (Mandatory Put at
  $100 on 8/01/99)                                   2,500,000       2,528,575

PUERTO RICO 0.2%
Puerto Rico Highway and Transportation
  Authority Highway Revenue, 4.125%, Due
  7/01/10 (Putable at $100 and Rate Reset
  Effective 9/28/98)                                 3,300,000       3,300,000

SOUTH DAKOTA 0.6%
Sioux Falls, South Dakota EDR Refunding - City
  Centre Hotel Corporation Project, 7.00%, Due
  11/01/16 (Putable at $100 and Rate Reset
  Effective 1/01/99)                                 8,020,140       8,020,140

-------------------------------------------------------------------------------
===============================================================================
                  STRONG MUNICIPAL ADVANTAGE FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
WISCONSIN 0.3%
Germantown, Wisconsin IDR - Moldmakers Leasing
  and Investments, LLP Project, 5.00%, Due
  12/01/12 (Mandatory Put at $100 on 12/01/98)     $ 4,000,000     $ 4,003,120
                                                                   -----------
Total Variable Rate Put Bonds                                       45,223,198

MUNICIPAL COMMERCIAL PAPER 4.6%
ARIZONA 0.8%
Arizona Industrial Commission Special Fund
  Tax-Exempt COP Refunding, 4.30%, Due 9/03/98      11,300,000      11,300,000

CALIFORNIA 1.0%
California Pollution Control Financing Authority
  Environmental Improvement Revenue - Shell Oil
  Company Project, 5.54%, Due 9/04/98               15,000,000      15,000,000

PENNSYLVANIA 2.6%
Philadelphia, Pennsylvania GO, 4.25%, Due 9/14/98   37,900,000      37,900,000

TEXAS 0.2%
Port Development Corporation Marine Terminal
  Refunding Revenue - Mitsui and Company
  (USA), Inc. Project, 4.40%, Due 9/03/98            3,000,000       3,000,000
                                                                   -----------
Total Municipal Commercial Paper                                    67,200,000

ANNUAL PUT BONDS 3.6%
OHIO 0.1%
Sharonville, Ohio IDR - Ralston Purina Company
  Project (e)                                        1,000,000       1,002,280

SOUTH CAROLINA 0.7%
Georgetown County, South Carolina PCR -
  International Paper Company Project (e)           11,000,000      11,000,000

TENNESSEE 0.2%
Knox County, Tennessee 7.50% IDB IDR - Spartan
  Food Systems, Inc. Project                         1,500,000       1,505,625
Maryville, Tennessee 7.50% IDB IDR - Spartan
  Food Systems, Inc. Project                         1,500,000       1,504,740
                                                                   -----------
                                                                     3,010,365
TEXAS 2.6%
Brazos River Authority Texas Collateralized PCR
  Refunding - Texas Utilities Electric Company
  Project (e)                                       38,000,000      38,000,000
                                                                   -----------
Total Annual Put Bonds                                              53,012,645

SEMI-ANNUAL VARIABLE RATE PUT BONDS 0.1%
CALIFORNIA 0.1%
Huntington Park, California Redevelopment Agency
  IDR - Huntington Park Project                      1,175,000       1,175,000

QUARTERLY VARIABLE RATE PUT BONDS 1.9%
OKLAHOMA 0.7%
Oklahoma Industries Authority Hospital Revenue -
  Deaconess Health Care Corporation Project         10,000,000      10,000,000

WASHINGTON 1.2%
Washington Housing Finance Commission SFMR Refunding:
  Series S-3A                                        4,020,000       4,020,000
  Series S-4A                                        2,420,000       2,420,000
  Series S-6A                                        7,060,000       7,060,000
  Series S-6B                                        3,750,000       3,750,000
  Series S-7A                                          435,000         435,000
                                                                   -----------
                                                                    17,685,000
                                                                   -----------
Total Quarterly Variable Rate Put Bonds                             27,685,000

MONTHLY VARIABLE RATE PUT BONDS 1.1%
LOUISIANA 0.8%
Calcasieu Parish, Louisiana Memorial Hospital
  Service District Hospital Revenue - Lake Charles
  Memorial Hospital Project                         11,150,000      11,150,000

MISSOURI 0.3%
Desloge, Missouri IDA IDR Refunding - National
  Healthcorp Project                                 2,000,000       2,000,000
Dunklin County, Missouri IDA IDR Refunding -
  National Healthcorp Project                        2,555,000       2,555,000
                                                                   -----------
                                                                     4,555,000
                                                                   -----------
Total Monthly Variable Rate Put Bonds                               15,705,000

WEEKLY VARIABLE RATE PUT BONDS 36.8%
ALABAMA 1.3%
Birmingham, Alabama IDB IDR - Home Baking
  Company, Inc. Project:
  Series A                                           3,230,000       3,230,000
  Series B                                           1,265,000       1,265,000
Grove Hill, Alabama IDB IDR - Hamilton Woods
  Veneer Project                                     4,900,000       4,900,000
Huntsville, Alabama Educational Building
  Authority Revenue - Faulkner University Project    1,115,000       1,115,000
Montgomery, Alabama Educational Building
  Authority Facilities Revenue - Faulkner
  University Project                                 8,445,000       8,445,000
                                                                   -----------
                                                                    18,955,000
CALIFORNIA 4.8%
Alhambra, California Redevelopment Agency
  MFHR - Main Street Plaza Apartments Project        3,200,000       3,200,000
California Statewide Communities Development
  Authority MFHR Refunding - Poinsettia
  Apartments Project                                 5,000,000       5,000,000
Fairfield, California IDA IDR - Medical Design
  Concepts Project                                   1,200,000       1,200,000
Glenn, California IDA IDR - Land O' Lakes, Inc.
  Project                                            1,900,000       1,900,000
Los Angeles, California Community Redevelopment
  Agency Housing Revenue - Ithaka Partners III
  Project                                            1,960,000       1,960,000
Los Angeles, California MFHR - Channel Gateway
  Apartments Project                                34,100,000      34,100,000
Los Angeles County, California IDA IDR:
  Fruitland Associates Project                       3,000,000       3,000,000
  Seaboard Envelope, Inc. Project                      500,000         500,000
Orange County, California Apartment Development
  Revenue - Park Place Apartments Project            8,500,000       8,500,000
Orange County, California Apartment Development
  Revenue - WLCO LF Partners Project:
  Series 1                                           5,000,000       5,000,000
  Series 2                                           3,200,000       3,200,000
Pasadena, California Community Development
  Commission COP:
  Kings Plaza Project                                  615,000         615,000
  Lake/Washington Neighborhood Shopping
  Center Project                                     2,555,000       2,555,000
                                                                   -----------
                                                                    70,730,000

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)  AUGUST 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
===============================================================================
                  STRONG MUNICIPAL ADVANTAGE FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
COLORADO 2.5%
Arapahoe County, Colorado IDR - Denver
  JetCenter, Inc. Project                         $  1,600,000    $  1,600,000
Colorado HFA EDR - NTA Leasing Company
  Project                                            2,100,000       2,100,000
Fort Collins, Colorado MFHR - The Bull Run
  Townhomes Project                                  3,950,000       3,950,000
Grand Junction, Colorado IDR - Sundstrand
  Corporation Project                                1,000,000       1,000,000
USBI Trust Pass-Thru Certificates - Series A        28,491,000      28,491,000
                                                                  ------------
                                                                    37,141,000
FLORIDA 0.6%
Broward County, Florida HFA MFHR:
  Parkview Partnership, Ltd. Project                 8,500,000       8,500,000
  Sawgrass Pines Apartments Project                  1,000,000       1,000,000
                                                                  ------------
                                                                     9,500,000
GEORGIA 0.7%
Floyd County, Georgia Development Authority
  PCR Refunding - Inland-Rome Project                4,735,000       4,735,000
Jefferson, Georgia Development Authority IDR -
  Sumitomo Plastics America, Inc. Project            5,000,000       5,000,000
                                                                  ------------
                                                                     9,735,000
ILLINOIS 4.7%
Illinois DFA IDA - Toyomenka (America), Inc.
  Project                                            2,200,000       2,200,000
Illinois DFA IDR - Miyano Machy USA, Inc. Project    7,250,000       7,250,000
Illinois DFA MFHR Refunding:
  Cobbler Square Project                             7,400,000       7,400,000
  Orleans-Illinois Project                          29,020,000      29,020,000
Salem, Illinois IDR - Americana Building
  Products Project                                   2,465,000       2,465,000
Woodridge, DuPage and Will Counties, Illinois
  MFHR Refunding - Hinsdale Lake Terrace
  Apartments Project                                20,760,000      20,760,000
                                                                  ------------
                                                                    69,095,000
INDIANA 0.7%
Madison, Indiana EDR - Arvin Sango, Inc. Project     9,600,000       9,600,000

KANSAS 1.0%
Hays, Kansas Manufacturing Facilities
  Development Revenue - Yuasa Exide Battery
  Corporation Project                                9,500,000       9,500,000
Kansas City, Kansas Private Activity Revenue
  Refunding - Inland Container Corporation
  Project                                            5,200,000       5,200,000
                                                                  ------------
                                                                    14,700,000
MARYLAND 0.4%
Frederick, Maryland GO                               6,500,000       6,500,000

MASSACHUSETTS 1.6%
Revere, Massachusetts Housing Authority
  MFHR Refunding - Water's Edge
  Apartments Project                                23,990,000      23,990,000

MINNESOTA 1.0%
Delano, Minnesota IDR - Solar Plastics, Inc. Project 1,960,000       1,960,000
Golden Valley Minnesota IDR Refunding -
  Graco, Inc. Project                                3,500,000       3,500,000
Rochester, Minnesota IDR Refunding - Seneca
  Foods Corporation Project                          4,675,000       4,675,000
St. Cloud, Minnesota Housing and Redevelopment
  Authority Sales Tax Revenue - Paramount
  Theater Project                                    3,925,000       3,925,000
                                                                  ------------
                                                                    14,060,000
MISSOURI 0.4%
Jefferson County, Missouri IDA Industrial
  Revenue Refunding - Festus Manor Nursing
  Home Project                                       1,525,000       1,525,000
Washington, Missouri IDA IDR - Clemco
  Industries Project                                 5,000,000       5,000,000
                                                                  ------------
                                                                     6,525,000
NEVADA 1.6%
Henderson Nevada Public Improvement Trust
  MFHR Refunding:
  Pueblo I Project                                  11,715,000      11,715,000
  Pueblo II Project                                 11,500,000      11,500,000
Nevada Department of Commerce IDR -
  Master-Halco, Inc. Project                           300,000         300,000
                                                                  ------------
                                                                    23,515,000
NEW MEXICO 0.3%
Sandoval County, New Mexico MFHR -
  Arrowhead Ridge Apartments Project                 4,000,000       4,000,000

NEW YORK 0.7%
Ontario County, New York Industrial Development
  Agency IDR Refunding - Seneca Foods
  Corporation Project                                5,185,000       5,185,000
Wayne County, New York IDA IDR - Seneca
  Foods Corporation Project                          5,060,000       5,060,000
                                                                  ------------
                                                                    10,245,000
NORTH CAROLINA 8.2%
Mecklenburg County, North Carolina Industrial
  Facilities and PCFA Industrial Revenue - Okaya
  Shinnichi Corporation of America Project           3,290,000       3,290,000
New Hanover County, North Carolina Industrial
  Facilities Revenue - Wilmington Machinery, Inc.
  Project                                              940,000         940,000
Puttable Floating Option Tax-Exempt Receipts,
  Series SG P-3                                    115,040,000     115,038,620
Wake County, North Carolina Industrial Facilities
  and PCFA IDR - Aeroglide Corporation Project       1,500,000       1,500,000
                                                                  ------------
                                                                   120,768,620
OHIO 0.5%
Ohio Housing Finance Agency Refunding - 10
  Wilmington Place Project                           5,945,000       5,945,000
Trumbull County, Ohio IDR - ATD Corporation
  Project                                            1,250,000       1,250,000
                                                                  ------------
                                                                     7,195,000
PENNSYLVANIA 0.4%
Allentown, Pennsylvania Redevelopment Authority
  MFHR Refunding - Arcadia Associated Project        6,000,000       6,000,000

SOUTH CAROLINA 0.8%
Rock Hill, South Carolina Industrial Revenue -
  Willamette Industries, Inc. Project                7,500,000       7,500,000
South Carolina Jobs EDA EDR - B.F. Shaw, Inc.
  Project                                            4,000,000       4,000,000
                                                                  ------------
                                                                    11,500,000
TENNESSEE 2.5%
Anderson County, Tennessee IDB Revenue -
  Becromal of America, Inc. Project                  1,965,000       1,965,000
Cocke County, Tennessee IDB IDR - GLI, Inc.
  Project                                            3,310,000       3,310,000
Dover, Tennessee IDB Revenue - Nashville Wire
  Products Manufacturing Company Project             3,000,000       3,000,000
Hamilton County, Tennessee IDB Revenue -
  Komatsu America Manufacturing Corporation
  Project                                            3,750,000       3,750,000

-------------------------------------------------------------------------------
===============================================================================
                  STRONG MUNICIPAL ADVANTAGE FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
Nashville and Davidson County, Tennessee
  Metropolitan Government IDB MFHR Refunding:
  Beechwood Apartments Project                     $ 8,995,000  $    8,995,000
  Graybrook Apartments Project                       6,710,000       6,710,000
Smyrna, Tennessee Housing Association, Inc.
  MFHR Refunding - Imperial Garden Apartments        9,285,000       9,285,000
                                                                --------------
                                                                    37,015,000
TEXAS 1.2%
Angelina and Neches River Authority Refunding -
  Temple-Inland Forest Project                       7,350,000       7,350,000
Harris County, Texas Housing Finance Corporation
  MFHR - Torrey Chase Apartments Project             5,420,000       5,420,000
San Antonio, Texas Airport Lease Revenue -
  Hedrick Beechcraft, Inc. Project                   4,100,000       4,100,000
San Antonio, Texas River Industrial Development -
  Colin Medical Instrument Corporation Project         500,000         500,000
                                                                --------------
                                                                    17,370,000
UTAH 0.1%
Provo, Utah Housing Authority MFHR -
  Branbury Project                                   1,300,000       1,300,000

WASHINGTON 0.3%
Pilchuck, Washington Development Public
  Corporation Industrial Revenue - Kohkoku
  USA, Inc. Project                                  4,000,000       4,000,000

WISCONSIN 0.5%
Janesville, Wisconsin IDR Refunding - Seneca
  Foods Corporation Project                          7,710,000       7,710,000
                                                                --------------
Total Weekly Variable Rate Put Bonds                               541,149,620

DAILY VARIABLE RATE PUT BONDS 0.6%
COLORADO 0.3%
Arapahoe County, Colorado MFHR Refunding -
  Stratford Station Project                          3,900,000       3,900,000

VIRGINIA 0.3%
Richmond, Virginia IDA Revenue - Cogentrix of
  Richmond, Inc. Project                             5,000,000       5,000,000
                                                                --------------
Total Daily Variable Rate Put Bonds                                  8,900,000

MUNICIPAL MONEY MARKET 3.6%
MULTIPLE STATES
Strong Municipal Money Market Fund (g)              53,800,000      53,800,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $951,055,791)                   951,581,185
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $1,501,568,283) 102.8%     1,510,611,695
Other Assets and Liabilities, Net (2.8%)                           (41,701,794)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                               $1,468,909,901
==============================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)                AUGUST 31, 1998 (UNAUDITED)
---------------------------------------------------------------------------------------------
=============================================================================================
                                     STRONG HERITAGE MONEY FUND
=============================================================================================
                                          Principal     Yield to     Maturity     Amortized
                                           Amount       Maturity     Date (d)   Cost (Note 2)
---------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT 1.3%
Deutsche Bank AG New York, 5.66%         $19,750,000      5.77%       4/14/99     $19,737,172
---------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT                                                      19,737,172
---------------------------------------------------------------------------------------------

COMMERCIAL PAPER 89.0%
Abbey National North America Corporation  17,300,000      5.50       10/27/98      17,151,989
Alpine Securitization Corporation:
  (Acquired 8/05/98; Cost $1,976,037)(b)   2,000,000      5.53       10/22/98       1,984,332
  (Acquired 8/27/98; Cost $12,957,913)(b) 13,000,000      5.55        9/17/98      12,967,933
American Home Products Corporation
  (Acquired 7/06/98; Cost $14,857,771)(b) 15,100,000      5.50       10/19/98      14,989,267
American Honda Finance Corporation         6,000,000      5.52       10/21/98       5,954,000
Anaheim, California Electric System       11,625,000      5.65        9/01/98      11,625,000
Aon Corporation                            7,600,000      5.55        9/14/98       7,584,768
                                           4,000,000      5.56        9/01/98       4,000,000
                                          10,000,000      5.57        9/04/98       9,995,358
Ascot Capital Corporation:
  (Acquired 7/07/98; Cost $7,658,168)(b)   7,775,000      5.52       10/13/98       7,724,929
  (Acquired 7/22/98; Cost $4,931,767)(b)   5,000,000      5.52       10/19/98       4,963,200
  (Acquired 8/14/98; Cost $4,927,167)(b)   5,000,000      5.52       11/17/98       4,940,967
Asset Backed Capital Finance, Inc.:
  (Acquired 7/09/98; Cost $3,652,344)(b)   3,700,000      5.52       10/01/98       3,682,980
  (Acquired 7/14/98; Cost $14,788,400)(b) 15,000,000      5.52       10/15/98      14,898,800
  (Acquired 8/14/98; Cost 989,825)(b)      1,000,000      5.55       10/19/98         992,600
Atlas Copco AB:
  (Acquired 7/21/98; Cost $4,923,963)(b)   5,000,000      5.53       10/28/98       4,956,221
  (Acquired 8/25/98; Cost $2,984,275)(b)   3,000,000      5.55        9/28/98       2,987,513
  (Acquired 8/17/98; Cost $5,940,800)(b)   6,000,000      5.55       10/20/98       5,954,675
  (Acquired 7/07/98 - 8/05/98;
    Cost $4,952,586) (b)                   5,000,000      5.56        9/18/98       4,986,872
Banco de Credito Sao Paolo                 8,000,000      5.49        1/04/99       7,847,500
Barton Capital Corporation:
  (Acquired 7/01/98; Cost $3,841,080)(b)   4,000,000      5.48        3/19/99       3,878,831
  (Acquired 7/08/98; Cost $15,845,440)(b) 16,000,000      5.52        9/09/98      15,980,373
Brazos River Authority Texas Pollution
  Control Revenue                         14,000,000      5.63       12/07/98      14,000,000
                                           7,600,000      5.64        9/09/98       7,600,000
Budget Funding Corporation                 6,688,000      5.56       10/16/98       6,641,518
CSC Enterprises                            2,000,000      5.53       10/07/98       1,988,940
                                           6,000,000      5.54        9/24/98       5,978,763
Calcasieu Parish, Inc. Louisiana IDB
  Environmental Revenue                   12,000,000      5.62       10/14/98      12,000,000
                                           4,000,000      5.63       11/12/98       4,000,000
Calcot, Ltd.                               4,000,000      5.65        9/22/98       3,986,817
California PCFA Environmental Improvement Revenue:
  (Acquired 7/10/98; Cost $13,400,000)(b) 13,400,000      5.61       11/09/98      13,400,000
  (Acquired 7/15/98; Cost $14,650,000)(b) 14,650,000      5.62       12/08/98      14,650,000
Centre Square Funding Corporation
  (Acquired 8/17/98; Cost $5,973,030)(b)   6,000,000      5.58        9/15/98       5,986,980
Centric Capital Corporation
  (Acquired 7/13/98; Cost $9,040,938)(b)   9,300,000      5.51        1/11/99       9,112,109
  (Acquired 8/04/98; Cost $1,479,032)(b)   1,500,000      5.53       11/03/98       1,485,484
  (Acquired 8/28/98; Cost $5,419,191)(b)   5,441,000      5.55        9/23/98       5,422,546
Certain Funding Corporation
  (Acquired 7/22/98; Cost $6,910,752)(b)   7,000,000      5.53       10/13/98       6,954,838
  (Acquired 7/06/98; Cost $4,064,379)(b)   4,110,000      5.55        9/16/98       4,100,496
CIGNA Corporation                         10,625,000      5.54       10/26/98      10,535,071
Commonwealth Bank Australia                5,500,000      5.46       12/31/98       5,399,066
Cooper Industries, Inc.                   16,190,000      5.85        9/01/98      16,190,000
Cooperative Association Tractor Dealers, Inc.:
  Series A                                 2,100,000      5.52       11/18/98       2,074,884
                                           3,000,000      5.53       10/21/98       2,976,958
                                          11,000,000      5.53       10/30/98      10,900,306
                                           3,100,000      5.55        9/17/98       3,092,353
  Series B                                 5,000,000      5.52       11/19/98       4,939,433
                                           8,500,000      5.53       10/13/98       8,445,161
                                           4,800,000      5.53       10/27/98       4,758,709
                                           2,775,000      5.54        9/17/98       2,768,167
Countrywide Funding Corporation            6,900,000      5.55        9/30/98       6,869,151
                                           5,000,000      5.56       10/29/98       4,955,211

24


---------------------------------------------------------------------------------------------
=============================================================================================
                            STRONG HERITAGE MONEY FUND (CONTINUED)
=============================================================================================

                                          Principal     Yield to     Maturity     Amortized
                                           Amount       Maturity     Date (d)   Cost (Note 2)
---------------------------------------------------------------------------------------------
Den Norske Bank                          $12,050,000      5.50%      10/29/98     $11,943,158
Duke Capital Corporation:
  (Acquired 7/15/98; Cost $3,942,960)(b)   4,000,000      5.52       10/16/98       3,972,400
  (Acquired 7/22/98; Cost $6,582,885)(b)   6,675,000      5.52       10/20/98       6,624,849
  (Acquired 8/14/98; Cost $6,905,204)(b)   7,000,000      5.54       11/10/98       6,924,594
Edison Asset Securitization LLC
  (Acquired 7/23/98; Cost $17,206,947)(b) 17,700,000      5.51        1/21/99      17,315,310
Enterprise Funding Corporation
  (Acquired 7/14/98; Cost $1,288,239)(b)   1,300,000      5.52        9/11/98       1,298,007
Eureka Securitization, Inc. (Acquired
  7/20/98; Cost $2,771,992)(b)             2,800,000      5.54        9/23/98       2,790,520
Fina Oil & Chemical Company:
  (Acquired 8/24/98; Cost $5,941,725)(b)   6,000,000      5.55       10/26/98       5,949,125
  (Acquired 8/06/98; Cost $7,243,628)(b)   7,300,000      5.56        9/25/98       7,272,941
  (Acquired 8/04/98; Cost $4,260,817)(b)   4,300,000      5.56       10/02/98       4,279,413
Finova Capital Corporation                 4,599,000      5.54       10/22/98       4,562,906
                                           2,600,000      5.55        9/10/98       2,596,393
                                           9,000,000      5.55       11/04/98       8,911,200
Ford Motor Credit Company                 11,500,000      5.44        2/12/99      11,215,004
Franklin Resources, Inc.:
  (Acquired 7/10/98; Cost $4,925,003)(b)   5,000,000      5.51       10/16/98       4,965,563
  (Acquired 7/06/98; Cost $4,929,467)(b)   5,000,000      5.52       10/06/98       4,973,167
  (Acquired 7/23/98; Cost $4,931,000)(b)   5,000,000      5.52       10/21/98       4,961,667
  (Acquired 6/23/98; Cost $1,432,818)(b)   1,450,000      5.54        9/08/98       1,448,438
Frigate Funding Corporation:
  (Acquired 8/19/98; Cost $2,986,075)(b)   3,000,000      5.57        9/18/98       2,992,109
  (Acquired 8/25/98; Cost $1,987,003)(b)   2,000,000      5.57       10/06/98       1,989,169
GTE Corporation:
  (Acquired 8/28/98; Cost $2,488,052)(b)   2,500,000      5.55        9/28/98       2,489,594
  (Acquired 8/14/98; Cost $7,956,756)(b)   8,000,000      5.56        9/18/98       7,978,996
  (Acquired 8/10/98; Cost $11,645,693)(b) 11,700,000      5.57        9/09/98      11,685,518
General Electric Capital Corporation      12,200,000      5.43        1/28/99      11,925,815
General Motors Acceptance Corporation      3,200,000      5.50       11/16/98       3,162,844
                                          11,000,000      5.50        1/15/99      10,771,444
Golden Funding Corporation Series B:
  (Acquired 8/24/98; Cost $10,850,221)(b) 10,950,000      5.56       10/22/98      10,863,751
  (Acquired 8/27/98; Cost $6,961,889)(b)   7,000,000      5.60       10/01/98       6,967,333
Goldman Sachs Group LP                    19,800,000      5.48       11/24/98      19,546,824
Greenwich Funding Corporation (Acquired
  3/26/98 - 4/14/98; Cost $6,092,653)(b)   6,339,000      5.46       12/18/98       6,235,257
Gulf Coast Waste Disposal Authority PCR    5,000,000      5.59       11/10/98       5,000,000
                                           5,000,000      5.64       10/23/98       5,000,000
Halifax PLC                               14,500,000      5.45        1/04/99      14,225,608
Harley-Davidson Funding Corporation:
  (Acquired 8/13/98; Cost $2,762,150)(b)   2,800,000      5.53       11/09/98       2,770,322
  (Acquired 8/31/98; Cost $9,912,283)(b)  10,000,000      5.54       10/27/98       9,913,822
  (Acquired 8/06/98; Cost $5,967,625)(b)   6,000,000      5.55        9/10/98       5,991,675
Harris County, Texas Industrial
  Development Corporation Solid Waste
  Disposal Revenue:
  (Acquired 7/09/98; Cost $4,000,000)(b)   4,000,000      5.62       11/10/98       4,000,000
  (Acquired 8/11/98; Cost $8,000,000)(b)   8,000,000      5.62       12/03/98       8,000,000
  (Acquired 7/15/98; Cost $3,000,000)(b)   3,000,000      5.67       12/04/98       3,000,000
  (Acquired 7/31/98; Cost $5,000,000)(b)   5,000,000      5.68       12/10/98       5,000,000
Heller Financial, Inc.                    10,000,000      5.64       11/23/98       9,869,967
                                           4,100,000      5.65        9/16/98       4,090,348
Henkel Corporation:
  (Acquired 7/23/98; Cost $7,820,098)(b)   8,000,000      5.47       12/18/98       7,868,720
  (Acquired 8/07/98; Cost $4,894,775)(b)   5,000,000      5.49       12/23/98       4,913,838
Household International, Inc. (Acquired
  7/16/98; Cost $14,390,465) (b)          14,500,000      5.55        9/03/98      14,495,529
ING America Insurance Holdings, Inc.       7,525,000      5.54        9/04/98       7,521,526
IPALCO Enterprises (Acquired 7/17/98;
  Cost $15,812,871) (b)                   16,000,000      5.54       10/01/98      15,926,133
International Securitization Corporation:
  (Acquired 7/16/98; Cost $3,548,510)(b)   3,650,000      5.50        1/15/99       3,574,161
  (Acquired 8/20/98; Cost $3,991,998)(b)   4,000,000      5.54        9/02/98       3,999,384
  (Acquired 8/04/98; Cost $13,920,142)(b) 14,000,000      5.55        9/10/98      13,980,575
Johnson Controls, Inc. (Acquired 8/31/98;
  Cost $8,148,642)(b)                      8,150,000      6.00        9/01/98       8,150,000
KZH IV Corporation (Acquired 8/24/98;
  Cost $2,206,599)(b)                      2,258,000      5.50        1/20/99       2,209,359
KZH Holding Corporation III (Acquired
  8/06/98; Cost $9,859,456)(b)            10,000,000      5.56       11/05/98       9,899,611
KZH-ING-1 Corporation (Acquired 7/29/98;
  Cost $6,901,442)(b)                      7,000,000      5.57       10/28/98       6,938,266

                                                                                           25


SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)                AUGUST 31, 1998 (UNAUDITED)
---------------------------------------------------------------------------------------------
=============================================================================================
                            STRONG HERITAGE MONEY FUND (CONTINUED)
=============================================================================================

                                          Principal     Yield to     Maturity     Amortized
                                           Amount       Maturity     Date (d)   Cost (Note 2)
---------------------------------------------------------------------------------------------
KZH-Pamco Corporation:
  (Acquired 8/06/98; Cost $6,007,091)(b) $ 6,087,000      5.56%      10/30/98     $ 6,031,534
  (Acquired 8/19/98; Cost $2,327,457)(b)   2,350,000      5.57       10/20/98       2,332,184
Kitty Hawk Funding Corporation:
  (Acquired 4/23/98; Cost $2,439,111)(b)   2,500,000      5.48        9/30/98       2,488,964
  (Acquired 4/02/98; Cost $9,664,193)(b)   9,925,000      5.50        9/21/98       9,894,674
  (Acquired 8/17/98; Cost $5,022,065)(b)   5,040,000      5.57        9/09/98       5,033,762
Knight Ridder, Inc.:
  (Acquired 6/26/98; Cost $11,057,414)(b) 11,300,000      5.56       11/12/98      11,174,344
                                           5,000,000      5.56       11/13/98       4,943,628
                                           4,000,000      5.58       10/23/98       3,967,760
Lexington Parker Capital Corporation:
  (Acquired 8/13/98; Cost $5,851,770)(b)   6,000,000      5.49        1/22/99       5,869,155
  (Acquired 7/16/98; Cost $9,869,324)(b)  10,150,000      5.50        1/13/99       9,942,207
  (Acquired 8/31/98; Cost $3,998,077)(b)   4,000,000      5.77        9/03/98       3,998,718
Lloyds Bank PLC                           15,750,000      5.41        2/22/99      15,338,164
                                           3,000,000      5.47       12/31/98       2,944,844
Market Street Funding Corporation:
  (Acquired 7/23/98; Cost $11,406,205)(b) 11,500,000      5.54        9/14/98      11,476,994
  (Acquired 8/26/98; Cost $5,050,466)(b)   5,100,000      5.55       10/28/98       5,055,184
  (Acquired 8/27/98; Cost $5,266,198)(b)   5,300,000      5.60       10/07/98       5,270,320
Martin Marietta Materials, Inc.:
  (Acquired 8/05/98; Cost $6,956,756)(b)   7,000,000      5.56        9/14/98       6,985,946
  (Acquired 8/06/98; Cost $9,936,678)(b)  10,000,000      5.56        9/16/98       9,976,833
  (Acquired 8/26/98; Cost $4,966,675)(b)   5,000,000      5.58       10/08/98       4,971,325
Merrill Lynch & Company, Inc.              1,260,000      5.49       11/06/98       1,247,318
Minolta Corporation                        7,000,000      5.62        9/10/98       6,990,165
Morgan JP & Company, Inc.                 21,000,000      5.50       10/05/98      20,890,917
National Fuel Gas Company                  6,500,000      5.55        9/11/98       6,489,979
                                           6,620,000      5.57        9/18/98       6,602,588
Nationwide Building Society                7,250,000      5.47       12/09/98       7,140,942
                                           9,625,000      5.50       11/30/98       9,492,656
New York Life Capital Corporation:
  (Acquired 6/09/98; Cost $4,616,967)(b)   4,750,000      5.45       12/11/98       4,677,371
  (Acquired 7/14/98; Cost $14,768,542)(b) 15,000,000      5.50       10/23/98      14,880,833
Oakland-Alameda County, California
  Coliseum Authority:
  Series A-1                               5,000,000      5.58       10/14/98       5,000,000
  Series B-1                              15,000,000      5.58        9/08/98      15,000,000
                                           1,300,000      5.60        9/15/98       1,300,000
Oklahoma State IFA                         8,020,000      5.72       11/02/98       8,020,000
Old Line Funding Corporation (Acquired
  7/27/98; Cost $13,900,359)(b)           14,000,000      5.57        9/11/98      13,978,339
Parker-Hannifin Corporation (Acquired
  8/28/98; Cost $7,774,748)(b)             7,800,000      5.55        9/18/98       7,779,558
Peacock Funding Corporation:
  (Acquired 8/17/98; Cost $5,856,083)(b)   6,000,000      5.50        1/21/99       5,869,833
  (Acquired 6/19/98; Cost $3,449,017)(b)   3,500,000      5.52        9/22/98       3,488,730
  (Acquired 8/14/98; Cost $4,631,537)(b)   4,700,000      5.52       11/17/98       4,644,509
  (Acquired 5/21/98; Cost $3,904,761)(b)   4,000,000      5.53       10/23/98       3,968,049
  (Acquired 8/18/98; Cost $1,971,736)(b)   2,000,000      5.53       11/18/98       1,976,037
Pitney Bowes Credit Corporation               46,000      5.25     Upon Demand         46,000
SAFECO Credit Corporation                 10,000,000      5.52       10/19/98       9,926,400
                                           5,000,000      5.53       11/05/98       4,950,076
                                           5,250,000      5.55       10/09/98       5,219,244
E.W. Scripps Company (Acquired 8/12/98;
  Cost $7,787,667) (b)                     8,000,000      5.46        2/03/99       7,811,933
Sigma Finance, Inc.:
  (Acquired 7/10/98; Cost $10,732,092)(b) 11,050,000      5.48        1/15/99      10,821,240
  (Acquired 6/17/98; Cost $5,007,847)(b)   5,150,000      5.49       12/15/98       5,067,536
Society of New York Hospital Fund, Inc.    4,000,000      5.55       12/10/98       3,938,333
Sotheby's, Inc.                            3,500,000      5.55        9/08/98       3,496,223
                                          11,675,000      5.55       10/20/98      11,586,805
Spintab-Swedmortgage AB                    8,000,000      5.53       11/19/98       7,902,918
                                           1,000,000      5.53       11/20/98         987,711
                                          12,300,000      5.53       12/10/98      12,111,058
Sunshine State Governmental Financing
  Commission                               6,000,000      5.52        9/10/98       5,991,720
                                           5,000,000      5.55       11/04/98       4,950,667
Svenska Handelsbanken, Inc.               21,125,000      5.46       10/23/98      20,958,394
TRW, Inc. (Acquired 6/24/98;
  Cost $4,452,218)(b)                      4,500,000      5.54        9/01/98       4,500,000
Tribune Company (Acquired 6/25/98;
  Cost $9,003,024)(b)                      9,100,000      5.56        9/02/98       9,098,595

26


---------------------------------------------------------------------------------------------
=============================================================================================
                            STRONG HERITAGE MONEY FUND (CONTINUED)
=============================================================================================

                                          Principal     Yield to     Maturity     Amortized
                                           Amount       Maturity     Date (d)   Cost (Note 2)
---------------------------------------------------------------------------------------------
Triple-A One Funding Corporation:
  (Acquired 8/21/98; Cost $4,218,010)(b) $ 4,250,000      5.53%      10/09/98  $    4,225,192
  (Acquired 7/01/98; Cost $4,949,896)(b)   5,000,000      5.55        9/04/98       4,997,688
  (Acquired 8/28/98; Cost $3,176,745)(b)   3,192,000      5.55        9/28/98       3,178,713
  (Acquired 8/28/98; Cost $2,612,187)(b)   2,620,000      5.65        9/16/98       2,613,832
Tulip Funding Corporation:
  (Acquired 8/07/98; Cost $1,974,501)(b)   2,000,000      5.53       10/29/98       1,982,181
  (Acquired 7/20/98; Cost $4,547,522)(b)   4,600,000      5.55       10/02/98       4,578,016
  (Acquired 7/28/98; Cost $8,251,201)(b)   8,300,000      5.57        9/04/98       8,296,147
UBS Finance, Inc.                          6,000,000      5.45       12/14/98       5,905,516
                                          13,000,000      5.47        1/05/99      12,751,115
USAA Capital Corporation                   3,450,000      5.42       10/30/98       3,419,354
                                           9,025,000      5.47       10/08/98       8,974,262
Unifunding, Inc.                          21,800,000      5.48       10/21/98      21,634,078
Variable Funding Capital Corporation:
  (Acquired 7/15/98; Cost $16,125,580)(b) 16,592,000      5.50        1/15/99      16,247,255
  (Acquired 8/20/98; Cost $3,105,645)(b)   3,150,000      5.51       11/20/98       3,111,430
Washington Post Company (Acquired
  8/13/98; Cost $4,878,444)(b)             5,000,000      5.47        1/20/99       4,892,879
West Baton Rouge Parish, Louisiana:
  (Acquired 7/08/98; Cost $4,000,000)(b)   4,000,000      5.62       11/12/98       4,000,000
  (Acquired 7/21/98; Cost $7,650,000)(b)   7,650,000      5.66       11/20/98       7,650,000
Windmill Funding Corporation:
  (Acquired 8/28/98; Cost $5,032,205)(b)   5,069,000      5.56       10/14/98       5,035,336
  (Acquired 8/28/98; Cost $6,081,806)(b)   6,132,000      5.56       10/20/98       6,085,594
Wood Street Funding Corporation:
  (Acquired 8/20/98; Cost $4,946,236)(b)   5,000,000      5.53       10/30/98       4,954,685
  (Acquired 7/16/98; Cost $5,182,135)(b)   5,250,000      5.54       10/08/98       5,220,107
  (Acquired 7/16/98; Cost $4,934,597)(b)   5,000,000      5.54       10/09/98       4,970,761
Yale University                            6,250,000      5.53       10/07/98       6,215,438
Yorkshire Building Society                 9,000,000      5.46        2/26/99       8,757,030
                                          10,000,000      5.55        9/24/98       9,964,542
---------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER                                                          1,332,373,590
---------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS 2.9%
Bank Of America National Association
  Phoenix, Arizona Short Term Bank
  Notes, Tranche#7, 5.95%                  4,000,000      6.00       10/22/98       3,999,733
Beta Finance, Inc. (Acquired 10/21/97;
  Cost $20,000,000) (b)                   20,000,000      6.00       10/27/98      20,000,000
Wachovia Bank NC NA Short-Term Bank Notes 19,500,000      5.56        1/15/99      19,500,000
---------------------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS                                                        43,499,733
---------------------------------------------------------------------------------------------

TAXABLE VARIABLE RATE PUT BONDS 4.1%
Alabama State IDA IDR                      1,575,000      5.75         9/3/98       1,575,000
Aurora, Kane & DuPage Counties,
  Illinois IDR                             3,000,000      5.70         9/3/98       3,000,000
Botsford General Hospital Revenue          2,500,000      5.90         9/1/98       2,500,000
Galliano Marine Services, Inc.             5,040,000      5.75         9/3/98       5,040,000
KinderCare Learning Centers, Inc.          4,500,000      5.72         9/2/98       4,500,000
Kings Glen Apartments LLC                  3,325,000      5.75         9/3/98       3,325,000
Maine Regional Waste System, Inc. Solid
  Waste Resource Recovery Revenue          2,200,000      5.60         9/2/98       2,200,000
Mississippi Business Finance Corporation
  IDR - GE Plastics Project                2,500,000      5.64         9/1/98       2,500,000
Montgomery County, Pennsylvania IDA Revenue  530,000      5.70         9/2/98         530,000
New Jersey EDA EDR - MSNBC/CNBC            9,400,000      5.64         9/1/98       9,400,000
New Jersey Sports & Exposition Authority
  Sports Complex Subordinated Refunding
  Revenue                                  2,000,000      5.76         9/1/98       2,000,000
NuFunding, Inc. Health Care Revenue        4,965,000      5.71         9/2/98       4,965,000
Radiation Oncology Partners LLP            2,800,000      5.75         9/3/98       2,800,000
Thayer Properties LLC                      3,065,000      5.75         9/3/98       3,065,000
Tifton Mall, Inc.                          4,815,000      5.75         9/3/98       4,815,000
WLB LLC                                   10,000,000      5.75         9/3/98      10,000,000
---------------------------------------------------------------------------------------------
TOTAL TAXABLE VARIABLE RATE PUT BONDS                                              62,215,000
---------------------------------------------------------------------------------------------

                                                                                           27

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)                AUGUST 31, 1998 (UNAUDITED)
---------------------------------------------------------------------------------------------
=============================================================================================
                            STRONG HERITAGE MONEY FUND (CONTINUED)
=============================================================================================

                                          Principal     Yield to     Maturity     Amortized
                                           Amount       Maturity     Date (d)   Cost (Note 2)
---------------------------------------------------------------------------------------------
UNITED STATES GOVERNMENT AND AGENCY ISSUES 2.8%
Federal Home Loan Bank Bonds:
  5.70%, Due 3/17/99                     $12,250,000      5.70%       3/17/99  $   12,250,000
  5.703%, Due 7/07/99                     18,000,000      5.71        7/07/99      17,998,943
  5.71%, Due 3/04/99                      11,375,000      5.71        3/04/99      11,375,000
---------------------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT AND AGENCY ISSUES                                   41,623,943
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES, 100.1%                                         1,499,449,438
Other Assets and Liabilities, Net (0.1%)                                           (2,163,458)
---------------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                              $1,497,285,980
=============================================================================================

=============================================================================================
                                    STRONG INVESTORS MONEY FUND
=============================================================================================
                                          Principal     Yield to     Maturity     Amortized
                                           Amount       Maturity     Date (d)   Cost (Note 2)
---------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT 0.7%
Deutsche Bank AG New York, 5.66%          $  500,000      5.77%       4/14/99      $  499,675
---------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT                                                         499,675
---------------------------------------------------------------------------------------------

COMMERCIAL PAPER 94.2%
Abbey National North America Corporation     800,000      5.50       10/27/98         793,156
Alpine Securitization Corporation
  (Acquired 8/27/98; Cost $996,763)(b)     1,000,000      5.55        9/17/98         997,533
Anaheim, California Electric System          750,000      5.65        9/01/98         750,000
Aon Corporation                              500,000      5.55       10/23/98         495,992
                                             700,000      5.56        9/01/98         700,000
Ascot Capital Corporation (Acquired
  7/07/98; Cost $664,857)(b)                 675,000      5.52       10/13/98         670,653
Asset Backed Capital Finance, Inc.
  (Acquired 8/14/98; Cost $989,825)(b)     1,000,000      5.55       10/19/98         992,600
Atlas Copco AB:
  (Acquired 8/06/98; Cost $497,297)(b)       500,000      5.56        9/10/98         499,305
  (Acquired 7/07/98; Cost $988,726)(b)     1,000,000      5.56        9/18/98         997,374
Barton Capital Corporation:
  (Acquired 7/01/98; Cost $600,169)(b)       625,000      5.48        3/19/99         606,067
  (Acquired 7/08/98; Cost $430,798)(b)       435,000      5.52        9/09/98         434,466
Brazos River Authority Texas PCR             450,000      5.63       12/07/98         450,000
                                             550,000      5.64        9/09/98         550,000
British Gas Capital, Inc.                    250,000      5.55       10/16/98         248,266
CSC Enterprises                              300,000      5.53       10/07/98         298,341
Calcasieu Parish, Inc. Louisiana IDB
  Environmental Revenue                    1,000,000      5.62       10/14/98       1,000,000
Calcot, Ltd.                               1,000,000      5.65        9/10/98         998,587
California PCFA Environmental Improvement
  Revenue (Acquired 7/10/98;
  Cost $800,000)(b)                          800,000      5.61       11/09/98         800,000
Centric Capital Corporation (Acquired
  7/13/98; Cost $583,286) (b)                600,000      5.51        1/11/99         587,878
Certain Funding Corporation (Acquired
  7/23/98; Cost $419,506) (b)                425,000      5.54       10/15/98         422,122
CIGNA Corporation                            265,000      5.54       10/26/98         262,757
Commonwealth Bank Australia                  500,000      5.46       12/31/98         490,824
                                             550,000      5.47       12/08/98         541,810
Cooperative Association Tractor Dealers, Inc.:
  Series A                                   300,000      5.51       12/18/98         295,041
                                             810,000      5.53       10/16/98         804,401
                                             250,000      5.53       11/20/98         246,928
  Series B                                   400,000      5.52       11/19/98         395,155
                                             600,000      5.54        9/17/98         598,523
Countrywide Funding Corporation              700,000      5.53       10/27/98         693,978
Den Norske Bank                              280,000      5.50       10/29/98         277,519
Duke Capital Corporation:
  (Acquired 7/22/98; Cost $320,515)(b)       325,000      5.52       10/20/98         322,558
  (Acquired 8/14/98; Cost $690,520)(b)       700,000      5.54       11/10/98         692,459
Edison Asset Securitization LLC (Acquired
  8/11/98; Cost $487,495)(b)                 500,000      5.49        1/22/99         489,096
Enterprise Funding Corporation (Acquired
  4/30/98; Cost $478,306)(b)                 491,000      5.54       10/15/98         487,675
Fina Oil & Chemical Company:
  (Acquired 8/18/98; Cost $322,049)(b)       325,000      5.54       10/16/98         322,749
  (Acquired 8/24/98; Cost $297,086)(b)       300,000      5.55       10/26/98         297,456
  (Acquired 8/04/98; Cost $990,888)(b)     1,000,000      5.56       10/02/98         995,212

28

---------------------------------------------------------------------------------------------
=============================================================================================
                            STRONG INVESTORS MONEY FUND (CONTINUED)
=============================================================================================

                                          Principal     Yield to     Maturity     Amortized
                                           Amount       Maturity     Date (d)   Cost (Note 2)
---------------------------------------------------------------------------------------------
Finova Capital Corporation                $  400,000      5.54%      10/22/98      $  396,861
                                             250,000      5.55        9/10/98         249,653
                                             550,000      5.58        9/11/98         549,148
Ford Motor Credit Company                    150,000      5.44        2/12/99         146,283
Franklin Resources, Inc.:
  (Acquired 7/24/98; Cost $246,544)(b)       250,000      5.53       10/22/98         248,041
  (Acquired 8/18/98; Cost $570,753)(b)       575,000      5.54       10/05/98         571,991
Frigate Funding Corporation (Acquired
  8/25/98; Cost $566,296)(b)                 570,000      5.57       10/06/98         566,913
GTE Corporation (Acquired 8/28/98;
  Cost $1,094,743)(b)                      1,100,000      5.55        9/28/98       1,095,421
General Mills, Inc.                           44,000      5.25      Upon Demand        44,000
General Motors Acceptance Corporation        800,000      5.50       11/16/98         790,711
Golden Funding Corporation, Series B:
  (Acquired 8/24/98; Cost $1,040,432)(b)   1,050,000      5.56       10/22/98       1,041,730
  (Acquired 8/27/98; Cost $696,189)(b)       700,000      5.60       10/01/98         696,733
Goldman Sachs Group, LP                      300,000      5.48       11/24/98         296,164
Greenwich Funding Corporation (Acquired
  4/14/98; Cost $466,758)(b)                 485,000      5.46       12/18/98         477,056
Harley-Davidson Funding Corporation
  (Acquired 8/31/98; Cost $991,228)(b)     1,000,000      5.54       10/27/98         991,382
Harris County, Texas IDC Solid Waste
  Disposal Revenue:
  (Acquired 7/09/98; Cost $560,000)(b)       560,000      5.62       11/10/98         560,000
  (Acquired 7/15/98; Cost $400,000)(b)       400,000      5.67       12/04/98         400,000
  (Acquired 7/31/98; Cost $250,000)(b)       250,000      5.68       12/10/98         250,000
Heller Financial, Inc.                       300,000      5.64       11/23/98         296,099
Henkel Corporation:
  (Acquired 7/23/98; Cost $488,756)(b)       500,000      5.47       12/18/98         491,795
  (Acquired 8/07/98; Cost $489,478)(b)       500,000      5.49       12/23/98         491,384
Household International, Inc.:
  (Acquired 7/02/98; Cost $688,945)(b)       700,000      5.52       10/13/98         695,492
  (Acquired 7/16/98; Cost $496,223)(b)       500,000      5.55        9/03/98         499,846
IPALCO Enterprises (Acquired 7/17/98;
  Cost $573,217)(b)                          580,000      5.54       10/01/98         577,322
International Securitization Corporation:
  (Acquired 7/16/98; Cost $291,658)(b)       300,000      5.50        1/15/99         293,767
  (Acquired 8/04/98; Cost $397,718)(b)       400,000      5.55        9/10/98         399,445
Johnson Controls, Inc.:
                                              42,300      5.25      Upon Demand        42,300
    (Acquired 8/31/98; Cost $659,890)(b)     660,000      6.00        9/01/98         660,000
KZH Crescent 2 Corp (Acquired 7/27/98;
  Cost $632,604)(b)                          639,000      5.63        9/29/98         636,202
KZH-Soleil Corporation (Acquired 6/30/98;
  Cost $1,084,342)(b)                      1,100,000      5.57        9/30/98       1,095,064
Kitty Hawk Funding Corporation:
  (Acquired 4/23/98; Cost $243,911)(b)       250,000      5.48        9/30/98         248,896
  (Acquired 4/02/98; Cost $340,803)(b)       350,000      5.50        9/21/98         348,931
  (Acquired 8/17/98; Cost $458,363)(b)       460,000      5.57        9/09/98         459,431
Knight Ridder, Inc.:
  (Acquired 6/26/98; Cost $391,413)(b)       400,000      5.56       11/12/98         395,552
                                             780,000      5.56       11/13/98         771,206
                                             450,000      5.58       10/23/98         446,373
Lexington Parker Capital Corporation:
  (Acquired 7/16/98; Cost $534,791)(b)       550,000      5.50        1/13/99         538,740
  (Acquired 8/31/98; Cost $539,740)(b)       540,000      5.77        9/03/98         539,827
Lloyds Bank PLC                              870,000      5.41        2/22/99         847,251
                                             500,000      5.47       12/31/98         490,807
Market Street Funding Corporation:
  (Acquired 7/23/98; Cost $297,553)(b)       300,000      5.54        9/14/98         299,400
  (Acquired 8/28/98; Cost $990,579)(b)     1,000,000      5.56       10/28/98         991,197
Martin Marietta Materials, Inc. (Acquired
  8/06/98; Cost $1,291,768)(b)             1,300,000      5.56        9/16/98       1,296,988
Merrill Lynch & Company, Inc.                250,000      5.49       11/06/98         247,484
Minolta Corporation                        1,000,000      5.62        9/10/98         998,595
Morgan JP & Company, Inc.                    375,000      5.50       11/02/98         371,448
National Fuel Gas Company                    250,000      5.54       11/06/98         247,461
                                             500,000      5.55        9/11/98         499,229
                                             380,000      5.57        9/18/98         379,001
Nationwide Building Society                  500,000      5.47       12/09/98         492,479
                                             750,000      5.50       11/30/98         739,688
New York Life Capital Corporation
  (Acquired 4/28/98; Cost $487,427)(b)       500,000      5.52       10/09/98         497,087
Oklahoma IFA                                 500,000      5.72       11/02/98         500,000
Old Line Funding Corporation:
  (Acquired 7/21/98; Cost $382,452)(b)       385,000      5.54        9/02/98         384,941
  (Acquired 8/21/98; Cost $659,078)(b)       664,000      5.56       10/08/98         660,206

                                                                                            29


SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)                AUGUST 31, 1998 (UNAUDITED)
---------------------------------------------------------------------------------------------
=============================================================================================
                            STRONG INVESTORS MONEY FUND (CONTINUED)
=============================================================================================

                                          Principal     Yield to     Maturity     Amortized
                                           Amount       Maturity     Date (d)   Cost (Note 2)
---------------------------------------------------------------------------------------------
Peacock Funding Corporation:
  (Acquired 8/17/98; Cost $390,406)(b)    $  400,000      5.50%       1/21/99     $   391,322
  (Acquired 8/14/98; Cost $295,630)(b)       300,000      5.52       11/17/98         296,458
  (Acquired 5/21/98; Cost $97,619)(b)        100,000      5.53       10/23/98          99,201
  (Acquired 8/18/98; Cost $394,347)(b)       400,000      5.53       11/18/98         395,207
Pitney Bowes Credit Corporation               69,500      5.25      Upon Demand        69,500
SAFECO Credit Corporation                  1,000,000      5.55       10/09/98         994,142
Sigma Finance, Inc.:
  (Acquired 7/10/98; Cost $242,808)(b)       250,000      5.48        1/15/99         244,824
  (Acquired 6/17/98; Cost $680,678)(b)       700,000      5.49       12/15/98         688,791
  (Acquired 5/22/98; Cost $320,656)(b)       330,000      5.51       11/23/98         325,808
Society of New York Hospital Fund, Inc.    1,000,000      5.55       12/10/98         984,583
Sotheby's, Inc.                              780,000      5.55       10/09/98         775,431
Spintab-Swedmortgage AB                      500,000      5.53       11/20/98         493,856
                                             500,000      5.53       12/10/98         492,319
Sunshine State Governmental Financing
  Commission                                 725,000      5.52        9/10/98         724,000
                                             270,000      5.55       11/04/98         267,336
Svenska Handelsbanken, Inc.                  750,000      5.46       10/23/98         744,085
TRW, Inc. (Acquired 6/24/98;
  Cost $494,691)(b)                          500,000      5.54        9/01/98         500,000
Tribune Company (Acquired 6/25/98;
  Cost $395,737)(b)                          400,000      5.56        9/02/98         399,938
Triple-A One Funding Corporation (Acquired
  8/21/98; Cost $272,930)(b)                 275,000      5.53       10/09/98         273,395
Tulip Funding Corporation:
  (Acquired 7/20/98; Cost $395,437)(b)       400,000      5.55       10/02/98         398,088
  (Acquired 7/27/98; Cost $591,490)(b)       600,000      5.55       10/27/98         594,820
USAA Capital Corporation                     460,000      5.47       10/08/98         457,414
Unifunding, Inc.                             750,000      5.48       10/21/98         744,292
Variable Funding Capital Corporation
  (Acquired 7/15/98; Cost $417,912)(b)       430,000      5.50        1/15/99         421,066
West Baton Rouge Parish, Louisiana:
  (Acquired 7/08/98; Cost $800,000)(b)       800,000      5.62       11/12/98         800,000
  (Acquired 7/21/98; Cost $250,000)(b)       250,000      5.66       11/20/98         250,000
Wood Street Funding Corporation (Acquired
  7/16/98; Cost $740,305)(b)                 750,000      5.54       10/08/98         745,730
Yorkshire Building Society                 1,000,000      5.46        2/26/99         973,003
---------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER                                                             65,294,111
---------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS 1.4%
Wachovia Bank NC NA Short-Term Bank Notes  1,000,000      5.56        1/15/99       1,000,000
---------------------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS                                                         1,000,000
---------------------------------------------------------------------------------------------

TAXABLE VARIABLE RATE PUT BONDS 2.8%
Kings Glen Apartments LLC                  1,000,000      5.75        6/01/28       1,000,000
Radiation Oncology Partners LLP              925,000      5.75        8/01/18         925,000
---------------------------------------------------------------------------------------------
TOTAL TAXABLE VARIABLE RATE PUT BONDS                                               1,925,000
---------------------------------------------------------------------------------------------

UNITED STATES GOVERNMENT AND AGENCY ISSUES 1.1%
Federal Home Loan Bank Bonds, 5.70%,
  Due 3/17/99                                500,000      5.70        3/17/99         500,000
Federal Home Loan Bank Bonds, 5.71%,
  Due 3/04/99                                250,000      5.71        3/04/99         250,000
---------------------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT AND AGENCY ISSUES                                      750,000
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL INVESTMENT IN SECURITIES, 100.2%                                             69,468,786
Other Assets and Liabilities, Net (0.2%)                                             (179,055)
---------------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                                 $69,289,731
=============================================================================================

30

---------------------------------------------------------------------------------------------
=============================================================================================
                            STRONG MUNICIPAL MONEY MARKET FUND
=============================================================================================
                                          Principal     Yield to     Maturity     Amortized
                                           Amount       Maturity     Date (d)   Cost (Note 2)
---------------------------------------------------------------------------------------------
MUNICIPAL BONDS 18.7%
ARIZONA 0.1%
Phoenix, Arizona 4.20% IDA MFHR - Roosevelt
  Historic Redevelopment Project         $ 2,600,000      4.20%       6/01/99    $  2,600,000

ARKANSAS 0.4%
Pulaski County, Arkansas 4.125% Public
  Facilities Board MFHR - Little Rock
  Residential Project                      7,250,000      4.13        4/01/99       7,250,000

CALIFORNIA 1.0%
Humbolt County, California 4.375% TRAN    17,000,000      4.00        7/07/99      17,051,808
Montebello, California 4.05% TRAN          4,900,000      4.00        6/30/99       4,901,911
                                                                                 ------------
                                                                                   21,953,719
ILLINOIS 6.2%
Lakemoor, Illinois MFHR Mortgage -
  Lakemoor Apartments Project:
  Series B (e)                            50,000,000      5.00        1/27/99      50,000,000
  Series C (e)                            25,000,000      5.00        1/27/99      25,000,000
Oakbrook Terrace, Illinois MFHR:
  Renaissance II Project (e)              15,000,000      4.95       11/03/98      15,000,000
  Renaissance III Project (e)             41,820,000      4.95       11/03/98      41,820,000
                                                                                 ------------
                                                                                  131,820,000
INDIANA 0.5%
Lawrence, Indiana EDR - Charleston Bay
  Project (e)                             10,000,000      5.25       10/01/98      10,000,000

KENTUCKY 4.2%
Kentucky Governmental Agencies Cash Flow
  Borrowing Program COP 4.40% TRAN        88,538,995      4.00        6/30/99      88,820,340

LOUISIANA 0.5%
Louisiana Public Facilities Authority
  MFHR - Southfork Village Apartments
  Project (e)                             10,500,000      5.15        9/14/98      10,511,214

MISSOURI 0.6%
Missouri Health and Educational Facilities
  Municipal Securities Trust Class A
  Certificates (e)                        13,400,000      4.00       10/01/98      13,400,000

NEW JERSEY 0.7%
Bayonne, New Jersey 5.00% BAN              9,185,000      4.46        9/11/98       9,186,444
Jersey City, New Jersey 4.25% GO           6,390,000      4.02        9/18/98       6,390,707
                                                                                 ------------
                                                                                   15,577,151
NEW MEXICO 0.6%
New Mexico MFMR - The Bluffs at Tierra
  Contenta Apartments Project (e)          8,780,000      4.30        3/01/99       8,780,000
Sante Fe County, New Mexico MFHR - Villa
  Grande Apartments Project (e)            3,000,000      4.00        8/01/99       3,000,000
                                                                                 ------------
                                                                                   11,780,000
NEW YORK 3.3%
Municipal Securities Trust Class A Certificates:
  Series 10A (e)                          11,505,000      4.00        2/02/99      11,505,000
  Series 10B (e)                           5,730,000      4.00        2/02/99       5,730,000
Onondaga County, New York Industrial
  Development Agency Solid Waste Disposal
  Facilities Revenue - Solvay Paperboard
  II Project (e)                          40,000,000      4.10       11/01/98      40,000,000
Syracuse, New York 4.50% RAN              13,200,000      4.00        6/30/99      13,252,779
                                                                                 ------------
                                                                                   70,487,779
OKLAHOMA 0.4%
Oklahoma County, Oklahoma 10.25% Industrial
  Authority Revenue - Epworth Villa
  Project (Putable at $102)                2,860,000      4.87        4/01/99       3,003,215
Washington County, Oklahoma 8.50% Medical
  Authority Hospital Revenue - Jane
  Phillips Episcopal Hospital Project
  (Putable at $102)                        5,085,000      4.82        5/01/99       5,305,045
                                                                                 ------------
                                                                                    8,308,260
WISCONSIN 0.2%
Menomonie, Wisconsin Area School
  District 4.25% TRAN                      4,500,000      4.06        9/04/98       4,500,071
---------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS                                                             397,008,534
---------------------------------------------------------------------------------------------

MUNICIPAL COMMERCIAL PAPER 1.3%
CALIFORNIA 0.9%
California PCFA Environmental Improvement
  Revenue - Shell Oil Company Project     20,000,000      5.54        9/04/98      20,000,000

                                                                                            31


SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)                AUGUST 31, 1998 (UNAUDITED)
---------------------------------------------------------------------------------------------
=============================================================================================
                     STRONG MUNICIPAL MONEY MARKET FUND (CONTINUED)
=============================================================================================

                                          Principal     Yield to     Maturity     Amortized
                                           Amount       Maturity     Date (d)   Cost (Note 2)
---------------------------------------------------------------------------------------------
ILLINOIS 0.2%
Decatur, Illinois Water Revenue - New
  South Water Treatment Project          $ 4,400,000      4.25%       9/14/98    $  4,400,000

PENNSYLVANIA 0.2%
Philadelphia, Pennsylvania GO              4,000,000      4.30        9/14/98       4,000,000
---------------------------------------------------------------------------------------------
TOTAL MUNICIPAL COMMERCIAL PAPER                                                   28,400,000
---------------------------------------------------------------------------------------------

ANNUAL VARIABLE RATE PUT BONDS 5.1%
ALABAMA 0.1%
Selma, Alabama IDB Solid Waste Disposal
  Revenue - International Paper Company
  Project                                  2,900,000      4.20        9/01/99       2,900,000

COLORADO 0.2%
Dove Valley, Colorado Metropolitan
  District GO Refunding                    4,800,000      4.25       11/01/98       4,800,000

DISTRICT OF COLUMBIA 0.6%
District of Columbia Supplemental Student
  Loan Revenue - The Consern Loan Program 11,800,000      4.50        7/01/99      11,800,000

FLORIDA 1.2%
Florida Housing Finance Agency MFHR:
  Buena Vista Project                     21,170,000      4.01       11/01/98      21,170,000
  Wood Forest II Project                   4,300,000      4.10       12/01/98       4,300,000
                                                                                 ------------
                                                                                   25,470,000
MAINE 0.2%
Jay, Maine Solid Waste Disposal Revenue -
  International Paper Company Project      3,575,000      4.20        9/01/99       3,575,000

MASSACHUSETTS 0.4%
Municipal Securities Trust Class A
  Certificates - Series 9                  8,995,000      4.00        5/05/99       8,995,000

MISSISSIPPI 0.1%
Jones County, Mississippi Solid Waste
  Disposal Revenue - International Paper
  Company Project                          2,900,000      4.20        9/01/99       2,900,000

PUERTO RICO 0.6%
Puerto Rico Industrial, Medical and
  Environmental PCFA Revenue - Union
  Carbide Corporation Project             12,955,000      4.25        3/15/99      12,955,000

SOUTH CAROLINA 0.5%
Georgetown County, South Carolina PCR -
  International Paper Company Project     10,000,000      4.10        9/01/99      10,000,000

TENNESSEE 0.3%
Brownsville, Tennessee IDB IDR -
  Dynametal Technologies, Inc. Project     7,000,000      4.20        6/01/99       7,000,000

TEXAS 0.5%
Brazos River Authority Texas
  Collateralized PCR Refunding - Texas
  Utilities Electric Company Project       6,655,000      4.20        6/18/99       6,652,694
Tarrant County, Texas HFC MFHR - Lincoln
  Meadows Project                          4,375,000      4.10       12/01/98       4,375,000
                                                                                 ------------
                                                                                   11,027,694
MULTIPLE STATES 0.4%
Eastern States Tax-Exempt Mortgage Bond
  Trust                                    4,610,000      5.19        3/01/99       4,610,000
Puttable Floating Option Tax-Exempt
  Receipts, Series PPT-7                   2,760,000      3.90        3/11/99       2,760,000
                                                                                 ------------
                                                                                    7,370,000
---------------------------------------------------------------------------------------------
TOTAL ANNUAL VARIABLE RATE PUT BONDS                                              108,792,694
---------------------------------------------------------------------------------------------

SEMI-ANNUAL VARIABLE RATE PUT BONDS 0.6%
KENTUCKY 0.4%
Scottsville, Kentucky IDR - Sumitomo
  Electric Wiring Systems, Inc. Project    8,000,000      4.26       11/01/98       8,001,234

NEVADA 0.1%
Nevada Housing Division Single Family
  Program - Federally Insured or
  Guaranteed Mortgage Loans                2,700,000      4.20       10/01/98       2,700,000

32


---------------------------------------------------------------------------------------------
=============================================================================================
                     STRONG MUNICIPAL MONEY MARKET FUND (CONTINUED)
=============================================================================================

                                          Principal     Yield to     Maturity     Amortized
                                           Amount       Maturity     Date (d)   Cost (Note 2)
---------------------------------------------------------------------------------------------
OKLAHOMA 0.1%
Creek County, Oklahoma Industrial
  Authority IDR Refunding - Indiana
  Glass Company Project                  $ 2,005,000      4.45%      12/01/98     $ 2,005,000

WISCONSIN 0.0%
Milwaukee, Wisconsin IDR - Wayne C.
  Oldenburg Project                          525,000      4.40        2/01/99         525,000
---------------------------------------------------------------------------------------------
TOTAL SEMI-ANNUAL VARIABLE RATE PUT BONDS                                          13,231,234
---------------------------------------------------------------------------------------------

QUARTERLY VARIABLE RATE PUT BONDS 2.1%
MINNESOTA 1.8%
Dakota and Washington Counties, Minnesota
  Housing and Redevelopment Authority
  Bloomington Mortgage Revenue - MERLOT    4,420,000      4.00       12/01/98       4,420,000
Dakota County, Washington County, and
  Anoka, Minnesota Housing and
  Redevelopment Authorities SFMR - GNMA
  Mortgage-Backed Securities Program -
  MERLOT                                  15,680,000      4.00       12/01/98      15,680,000
Eagan, Minnesota Revenue - Allina Health
  System and Allina Medical Group Project  4,750,000      4.09       10/01/98       4,750,000
Forest Lake, Minnesota Revenue - Allina
  Health System and Allina Medical Group
  Project                                  3,300,000      4.09       10/01/98       3,300,000
Minneapolis, Minnesota Revenue -
  Minneapolis Institute of the Arts
  Project                                  5,325,000      4.09       10/01/98       5,325,000
Woodbury, Minnesota Revenue - Allina
  Health System and Allina Medical
  Group Project                            3,900,000      4.09       10/01/98       3,900,000
                                                                                  -----------
                                                                                   37,375,000
OKLAHOMA 0.2%
Oklahoma County, Oklahoma Industrial
  Authority Revenue Refunding - Baptist
  General Convention of the State of
  Oklahoma Retirement Center Project       4,860,000      4.30       12/01/98       4,860,000

WISCONSIN 0.1%
Wisconsin HDA EDA Home Ownership
  Revenue - MERLOT                         1,760,000      4.00       12/01/98       1,760,000
---------------------------------------------------------------------------------------------
TOTAL QUARTERLY VARIABLE RATE PUT BONDS                                            43,995,000
---------------------------------------------------------------------------------------------

MONTHLY VARIABLE RATE PUT BONDS 1.1%
COLORADO 0.1%
Jefferson County, Colorado IDR -
  Anthony A. Petrarca/Cedarwood
  Construction Company, Inc. Project       2,420,000      4.65       10/01/98       2,420,000

ILLINOIS 0.1%
Green Leaf Ventures, Inc. Tax-Exempt
  Bond Grantor Trust                       2,000,000      4.60       10/01/98       2,000,000

MARYLAND 0.3%
Prince George's County, Maryland EDR
  Refunding - Capital View II LP Facility  6,380,000      4.45       10/01/98       6,380,000

MICHIGAN 0.1%
Michigan Job Development Authority IDR -
  Anthony A. Petrarca/Cedarwood
  Construction Company, Inc. Project       1,740,000      4.65       10/01/98       1,740,000

OHIO 0.2%
Blue Bell Tax-Exempt Bond Grantor Trust    1,754,919      4.45       10/01/98       1,754,919
Summit County, Ohio Insured IDR - Anthony
  A. Petrarca/Cedarwood Construction
  Company, Inc. Project                    2,625,000      4.65       10/01/98       2,625,000
                                                                                  -----------
                                                                                    4,379,919
MULTIPLE STATES 0.3%
GAF Corporation Tax-Exempt Bond Grantor
  Trust                                    4,300,000      4.35       10/01/98       4,300,000
Johnson Controls, Inc. Tax-Exempt Bond
  Grantor Trust                            2,345,000      4.50       10/01/98       2,345,000
                                                                                  -----------
                                                                                    6,645,000
---------------------------------------------------------------------------------------------
TOTAL MONTHLY VARIABLE RATE PUT BONDS                                              23,564,919
---------------------------------------------------------------------------------------------

WEEKLY VARIABLE RATE PUT BONDS 64.2%
ALABAMA 2.3%
Alabama IDA IDR:
  Research Genetics, Inc. Project          3,120,000      3.70        9/08/98       3,120,000
  Whitesell Project                        4,650,000      3.70        9/08/98       4,650,000
Birmingham, Alabama Baptist Medical
  Center - Special Care Facilities
  Financing Authority Revenue:
  Baptists Health System, Inc. Project     5,830,000      4.00        9/08/98       5,830,000
  Methodist Home for the Aging Project    11,670,000      3.60        9/08/98      11,670,000

                                                                                            33


SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)                AUGUST 31, 1998 (UNAUDITED)
---------------------------------------------------------------------------------------------
=============================================================================================
                     STRONG MUNICIPAL MONEY MARKET FUND (CONTINUED)
=============================================================================================

                                          Principal     Yield to     Maturity     Amortized
                                           Amount       Maturity     Date (d)   Cost (Note 2)
---------------------------------------------------------------------------------------------
Birmingham, Alabama Medical Clinic
  Board - Baptist Medical Centers Medical
  Clinic Revenue - Western Medical
  Systems, Inc. Project                  $ 6,235,000      4.00%       9/08/98    $  6,235,000
Bridgeport, Alabama IDB IDR - Beaulieu
  Nylon, Inc. Project                     10,000,000      3.80        9/08/98      10,000,000
Madison County, Alabama MFHR Refunding:
  Autumn Wood Project                      2,840,000      3.57        9/08/98       2,840,000
  Pinehurst Project                        1,190,000      3.57        9/08/98       1,190,000
Montgomery, Alabama IDB IDR - Asphalt
  Contractors, Inc. Project                1,200,000      3.70        9/08/98       1,200,000
Pell, Alabama IDB IDR - Kinder/Gorbel
  Project                                  1,970,000      3.70        9/08/98       1,970,000
                                                                                 ------------
                                                                                   48,705,000
ARIZONA 0.3%
Chandler, Arizona IDA MFHR - Greentree
  Place Apartments Project                 6,452,000      5.77        9/08/98       6,452,000

ARKANSAS 0.4%
Jacksonville, Arkansas - Regal Ware, Inc.
  Project                                  3,000,000      3.90        9/08/98       3,000,000
Searcy, Arkansas IDR - Yarnell Ice Cream
  Company, Inc. Project                    2,600,000      3.65        9/08/98       2,600,000
Trumann, Arkansas IDR - Roach
  Manufacturing Corporation Project        2,000,000      3.65        9/08/98       2,000,000
                                                                                 ------------
                                                                                    7,600,000
CALIFORNIA 8.2%
California PCFA PCR Resource Recovery -
  Wadham Energy Project:
  Series B                                11,695,000      3.90        9/08/98      11,695,000
  Series C                                 5,200,000      3.90        9/08/98       5,200,000
Contra Costa County, California MFHR
  Refunding GNMA - Del Norte Apartments
  Project                                  6,500,000      4.00        9/08/98       6,500,000
Los Angeles County, California IDA IDR -
  Goldberg & Solovy Foods, Inc. Project    2,900,000      5.10        9/08/98       2,900,000
Macon Trust Pooled Certificates           83,510,000      3.66        9/08/98      83,510,000
Ontario, California IDA IDR - P & S
  Development Project                      2,500,000      3.75        9/08/98       2,500,000
Oxnard, California IDA IDR - O.G.
  Dehydrated, Inc. Project                 3,050,000      3.66        9/08/98       3,050,000
Paramount, California Housing Authority
  MFHR Refunding - Century Place
  Apartments Project                       8,500,000      4.10        9/08/98       8,500,000
San Bernardino County, California COP -
  1992 Justice Center/Airport Improvements
  Refunding Project                        1,960,000      3.95        9/08/98       1,960,000
San Francisco, California City and County
  Redevelopment Agency MFHR - Bayside
  Village Project:
  Series A                                27,100,000      3.95        9/08/98      27,100,000
  Series B                                 3,500,000      3.95        9/08/98       3,500,000
San Marcos, California Redevelopment
  Agency MFHR - San Marcos Retirement
  Village Project                          6,550,000      4.25        9/08/98       6,550,000
Yolo County, California MFHR - Primero
  Grove Student Apartments Project        11,715,000      3.80        9/08/98      11,715,000
                                                                                 ------------
                                                                                  174,680,000
COLORADO 0.5%
Aurora, Colorado IDR - Optima
  Batteries, Inc. Project                  3,430,000      3.60        9/08/98       3,430,000
Jefferson County, Colorado IDR -
  Accutronics, Inc. Project                2,575,000      3.80        9/08/98       2,575,000
Westminster, Colorado IDR - Lifecare
  International Project                    4,480,000      3.75        9/08/98       4,480,000
                                                                                 ------------
                                                                                   10,485,000
CONNECTICUT 0.5%
Connecticut State Development Authority
  Solid Waste Revenue - Exeter, Inc.
  Project                                 10,000,000      4.00        9/08/98      10,000,000

DELAWARE 0.1%
Delaware EDA Industrial Revenue Orient
  Chemical Corporation Project             3,020,000      3.95        9/08/98       3,020,000

FLORIDA 1.5%
Bay County, Florida Revenue - Methodist
  Homes Project                            3,885,000      3.60        9/08/98       3,885,000
Brevard County, Florida IDR - U.S. Space
  Camp Foundation Project                  3,540,000      3.60        9/08/98       3,540,000
Broward County, Florida HFA MFHR -
  Sawgrass Pines Apartments Project       11,000,000      4.00        9/08/98      11,000,000
Dade County, Florida IDA IDR -
  Engelhard/ICC Project                    8,500,000      4.00        9/08/98       8,500,000
Ithaka Partners II Trust Certificates      4,400,687      3.70        9/08/98       4,400,687
                                                                                 ------------
                                                                                   31,325,687
GEORGIA 2.2%
Bibb County, Georgia Certificates         21,000,000      3.41        9/08/98      20,998,740
Cherokee County, Georgia IDA Revenue -
  Piolax Corporation Project               6,500,000      4.35        9/08/98       6,500,000
Fulton County, Georgia Development
  Authority IDR - STO Corporation Project  3,400,000      3.70        9/08/98       3,400,000
Lee County, Georgia Development Authority
  Revenue - Woodgrain Millwork, Inc.
  Project                                  6,000,000      3.85        9/08/98       6,000,000
Newton County, Georgia IDA IDR - Komatsu
  Forklift USA, Inc. Project               7,500,000      4.20        9/08/98       7,500,000
Savannah, Georgia EDA IDR - Savannah Steel
  & Metal Company Project                  1,520,000      3.70        9/08/98       1,520,000
                                                                                 ------------
                                                                                   45,918,740
ILLINOIS 1.3%
Arlington Heights, Illinois MFHR
  Refunding - Dunton Tower Apartments
  Project                                  7,050,000      4.25        9/08/98       7,050,000
Carol Stream, Illinois IDR - MI
  Enterprises Project                      2,650,000      3.55        9/08/98       2,650,000
Hazel Crest, Illinois Retirement Center
  Revenue - Waterford Estates Project      3,710,000      4.00        9/08/98       3,710,000

34


---------------------------------------------------------------------------------------------
=============================================================================================
                     STRONG MUNICIPAL MONEY MARKET FUND (CONTINUED)
=============================================================================================

                                          Principal     Yield to     Maturity     Amortized
                                           Amount       Maturity     Date (d)   Cost (Note 2)
---------------------------------------------------------------------------------------------
Illinois DFA IDR:
  Homak Manufacturing Company, Inc.
  Project                                $ 6,155,000      3.55%       9/08/98     $ 6,155,000
  Icon Metalcraft, Inc. Project            2,620,000      3.55        9/08/98       2,620,000
Springfield, Illinois Airport Authority -
  Allied-Signal, Inc. Project              4,375,000      3.90        9/08/98       4,375,000
                                                                                  -----------
                                                                                   26,560,000
INDIANA 0.3%
Ashley, Indiana EDR - Trin, Inc. Project   4,000,000      4.00        9/08/98       4,000,000
Brownsburg, Indiana EDR - Zanetis
  Enterprises Project                      3,000,000      3.60        9/08/98       3,000,000
                                                                                  -----------
                                                                                    7,000,000
IOWA 0.8%
Cedar Rapids, Iowa IDR Refunding First
  Program - Columbus McKinnon
  Corporation Project                        825,000      3.85        9/08/98         825,000
Indianola, Iowa Health Care Facility
  Revenue Refunding - The Village Project  5,785,000      3.60        9/08/98       5,785,000
Iowa Finance Authority IDR - First
  Cooperative Association Project          3,500,000      3.60        9/08/98       3,500,000
West Des Moines, Iowa Revenue - Woodgrain
  Millwork, Inc. Project                   6,700,000      3.85        9/08/98       6,700,000
                                                                                  -----------
                                                                                   16,810,000
KANSAS 0.7%
Kansas City, Kansas Private Activity
  Revenue - Ex-L-Tube of Kansas, Inc.
  Project                                  5,166,000      3.75        9/08/98       5,166,000
Kansas DFA MFHR - Trails of Garden City
  and Cottonwood of Liberal Projects       4,740,000      3.75        9/08/98       4,740,000
Osage City, Kansas Industrial Revenue -
  Marley Continental Homes of Kansas
  Project                                  4,800,000      3.58        9/08/98       4,800,000
                                                                                  -----------
                                                                                   14,706,000
KENTUCKY 1.3%
Daviess County, Kentucky MFHR Refunding -
  Park Regency Apartments Project          4,155,000      3.60        9/08/98       4,155,000
Hancock County, Kentucky Solid Waste
  Disposal Revenue - NSA, Ltd. Project     7,815,000      3.50        9/08/98       7,815,000
Jeffersontown, Kentucky IDR - Columbia
  Sussex Corporation Facility              5,525,000      5.00        9/08/98       5,525,000
Somerset, Kentucky IBR - Tibbals Flooring
  Company Project                         10,000,000      4.10        9/08/98      10,000,000
                                                                                  -----------
                                                                                   27,495,000
LOUISIANA 0.9%
New Orleans, Louisiana Aviation Board
  Revenue - Passenger Facility Charge
  Project                                 18,760,000      3.75        9/08/98      18,760,000

MARYLAND 0.4%
Charles County, Maryland Revenue -
  Chopp and Company, Inc. Project          3,500,000      3.80        9/08/98       3,500,000
Washington County, Maryland EDR - Tandy
  Project                                  5,100,000      4.25        9/08/98       5,100,000
                                                                                  -----------
                                                                                    8,600,000
MASSACHUSETTS 0.4%
Massachusetts Industrial Finance Agency
  IDR - Portland Causeway Realty Trust     2,600,000      4.25        9/08/98       2,600,000
Salem, Massachusetts IDFA IDR - Applied
  Extrusion Technologies, Inc. Project     6,500,000      4.25        9/08/98       6,500,000
                                                                                  -----------
                                                                                    9,100,000
MICHIGAN 0.4%
Holland, Michigan EDC - Thrifty Holland,
  Inc. Project                             7,100,000      4.15        9/08/98       7,100,000
Lansing, Michigan Limited Obligation EDC
  IDR - Ashland Oil, Inc. Project          1,400,000      5.44        9/08/98       1,400,000
                                                                                  -----------
                                                                                    8,500,000
MINNESOTA 0.3%
Farmington, Minnesota IDR - WFW
  Ventures, LLC Project                    1,950,000      3.65        9/08/98       1,950,000
New Brighton, Minnesota IDR - Donatelle
  Holdings Project                         3,325,000      3.75        9/08/98       3,325,000
Princeton, Minnesota IDR - Plastic
  Products Company, Inc. Project           1,400,000      3.75        9/08/98       1,400,000
                                                                                  -----------
                                                                                    6,675,000
MISSISSIPPI 0.5%
Mississippi Business Finance Corporation
  IDR - Barclay Furniture Company Project  1,300,000      3.70        9/08/98       1,300,000
Prentiss County, Mississippi IDR -
  Heidelberg Eastern Project:
  Series A                                 2,500,000      4.20        9/08/98       2,500,000
  Series B                                 6,650,000      4.30        9/08/98       6,650,000
                                                                                  -----------
                                                                                   10,450,000
MISSOURI 4.3%
Berkeley, Missouri IDA Exempt Facility
  Revenue - St. Louis Air Cargo
  Services, Inc. Project                  12,700,000      4.25        9/08/98      12,700,000
Kansas City, Missouri IDA Facilities
  Revenue - KC Air Cargo Service Project   7,400,000      4.25        9/08/98       7,400,000
Missouri Development Finance Board IDR -
  MFA, Inc. Project:
  Series A                                 1,990,000      3.60        9/08/98       1,990,000
  Series B                                   765,000      3.60        9/08/98         765,000
Missouri Development Finance Board
  Infrastructure Facilities Revenue -
  Kansas City, Missouri - Midtown
  Redevelopment Project                   17,900,000      4.05        9/08/98      17,900,000
Missouri Economic Development Export
  and Infrastructure Board Industrial
  Development:
  Series A                                 2,560,000      3.70        9/08/98       2,560,000
  Series D                                 3,130,000      3.70        9/08/98       3,130,000

                                                                                            35


SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)                AUGUST 31, 1998 (UNAUDITED)
---------------------------------------------------------------------------------------------
=============================================================================================
                     STRONG MUNICIPAL MONEY MARKET FUND (CONTINUED)
=============================================================================================

                                          Principal     Yield to     Maturity     Amortized
                                           Amount       Maturity     Date (d)   Cost (Note 2)
---------------------------------------------------------------------------------------------
St. Charles County, Missouri IDA IDR
  Refunding:
  Country Club Apartments Project        $25,000,000      3.56%       9/08/98     $25,000,000
  Remington Apartments Project            12,700,000      4.11        9/08/98      12,700,000
St. Louis County, Missouri IDA MFHR -
  Black Forest Apartments Project          4,000,000      3.52        9/08/98       4,000,000
St. Louis County, Missouri IDA Revenue -
  Allied Ring Project                      1,625,000      4.05        9/08/98       1,625,000
West Plains, Missouri IDA IDR - West
  Plains Manor Project                     2,200,000      4.20        9/08/98       2,200,000
                                                                                  -----------
                                                                                   91,970,000
NEBRASKA 0.2%
Douglas County, Nebraska IDR - QO
  Chemicals, Inc. Project                  3,500,000      4.00        9/08/98       3,500,000

NEVADA 1.0%
Nevada Housing Division Refunding -
  Multi-Unit Park Vista Project           21,600,000      4.25        9/08/98      21,600,000

NEW HAMPSHIRE 0.2%
New Hampshire IDA Industrial Facility
  Revenue - Ferrofluidics Corporation -
  Nashua Series Project                    5,000,000      4.05        9/08/98       5,000,000

NEW JERSEY 0.1%
New Jersey EDA EDR - Hickory
  Industries, Inc. Project                 1,700,000      4.00        9/08/98       1,700,000

NEW MEXICO 0.6%
Bernalillo County, New Mexico MFHR -
  Westwood Villas Project                 13,360,000      4.30        9/08/98      13,360,000

NORTH CAROLINA 1.7%
Alleghany County, North Carolina
  Industrial Facilities and PCFA IDR -
  Spring-Ford Knitting Company, Inc.
  Project                                  2,000,000      3.42        9/08/98       2,000,000
Craven County, North Carolina Industrial
  Facilities and PCFA IDR - Wheatstone
  Corporation Project                      3,800,000      3.70        9/08/98       3,800,000
Gaston County, North Carolina Industrial
  Facilities and PCFA IDR - Spring-Ford
  Knitting Company, Inc. Project           3,995,000      3.42        9/08/98       3,995,000
Guilford County, North Carolina Industrial
  Facilities and PCFA IDR - Bonset America
  Corporation Project                      5,800,000      4.20        9/08/98       5,800,000
Hoke County, North Carolina Industrial
  Facilities and PCFA IDR - Triangle
  Building Supply, Inc. Project            2,375,000      3.70        9/08/98       2,375,000
Mecklenburg County, North Carolina
  Industrial Facilities and PCFA Industrial
  Revenue - Murata Wiedemann, Inc. Project 5,300,000      4.20        9/08/98       5,300,000
North Carolina Agricultural Finance
  Authority Agricultural Development - J.E.
  Jones Lumber Company Project             1,800,000      3.70        9/08/98       1,800,000
North Carolina Ports Authority Exempt
  Facility Revenue - Jordan Lumber & Supply,
  Inc. Project                             4,815,000      3.70        9/08/98       4,815,000
Rutherford County, North Carolina Industrial
  Facilities and PCFA IDR - Spring-Ford
  Industries, Inc. Project                 6,650,000      3.42        9/08/98       6,650,000
                                                                                  -----------
                                                                                   36,535,000
OHIO 0.6%
Butler County, Ohio MFHR Floating Rate
  Registered Trusts                        7,825,000      3.90        9/08/98       7,825,000
Cuyahoga County, Ohio IDR - Edge Seal
  Technologies, Inc. and One Industry
  Drive, Inc. Project                      2,480,000      3.65        9/08/98       2,480,000
Gallia County, Ohio IDR - Harsco
  Corporation Project                      3,500,000      3.65        9/08/98       3,500,000
                                                                                  -----------
                                                                                   13,805,000
OKLAHOMA 0.7%
Broken Arrow, Oklahoma EDA IDR - Paragon
  Films, Inc. Project                      7,030,000      3.58        9/08/98       7,030,000
Oklahoma City, Oklahoma Industrial and
  Cultural Facilities Trust Revenue -
  Oklahoma City University Project         8,500,000      4.08        9/08/98       8,500,000
                                                                                  -----------
                                                                                   15,530,000
PENNSYLVANIA 2.4%
Montgomery County, Pennsylvania  IDA IDR
  Refunding - Spring City LP Project       5,000,000      4.20        9/08/98       5,000,000
Pennsylvania Higher Educational Facilities
  Authority Health Services Revenue -
  Allegheny Delaware Valley Obligated Group
  Project                                 23,400,000      4.25        9/08/98      23,400,000
Philadelphia, Pennsylvania IDA Revenue -
  30th Street Station Project             23,100,000      3.90        9/08/98      23,100,000
                                                                                  -----------
                                                                                   51,500,000
SOUTH CAROLINA 1.4%
Charleston County, South Carolina
  Industrial Revenue - Tandy Corporation
  Project                                  1,000,000      5.10        9/08/98       1,000,000
Fairfield County, South Carolina
  Industrial Revenue - Fuji Copian
  Corporation Project                      9,000,000      4.25        9/08/98       9,000,000
Richland County, South Carolina IDR -
  Ashland Oil Project                      1,400,000      5.44        9/08/98       1,400,000
South Carolina Jobs EDA EDR:
  Galvstar, LLC Project                    2,650,000      3.70        9/08/98       2,650,000
  Glo-Tex Chemicals, Inc. Project          2,840,000      3.70        9/08/98       2,840,000

36


---------------------------------------------------------------------------------------------
=============================================================================================
                     STRONG MUNICIPAL MONEY MARKET FUND (CONTINUED)
=============================================================================================

                                          Principal     Yield to     Maturity     Amortized
                                           Amount       Maturity     Date (d)   Cost (Note 2)
---------------------------------------------------------------------------------------------
South Carolina Jobs EDA IDR:
  Quoizel, Inc. Project                  $ 8,000,000      3.70%       9/08/98     $ 8,000,000
  Roller Bearing Company of America,
  Inc. Project                             5,000,000      4.16        9/08/98       5,000,000
                                                                                  -----------
                                                                                   29,890,000
SOUTH DAKOTA 3.7%
Aberdeen, South Dakota IDR - Lomar
  Development Company Project                220,000      4.10        9/08/98         220,000
Brookings, South Dakota IDR - Lomar
  Development Company Project                250,000      3.90        9/08/98         250,000
Brookings, South Dakota IDR - Lomar
  Development Company Project              2,080,000      4.10        9/08/98       2,080,000
South Dakota HDA Homeownership Mortgage    6,700,000      3.50        9/08/98       6,700,000
South Dakota HDA SFMR Draw Down Trust
  Indenture                               27,935,000      4.26        9/08/98      27,935,000
South Dakota HDA SFMR Draw Down Trust
  Indenture                               40,955,000      4.41        9/08/98      40,955,000
                                                                                  -----------
                                                                                   78,140,000
TENNESSEE 1.0%
Carter County, Tennessee IDB MFHR
  Refunding - Willow Run Apartments
  Project                                  6,675,000      3.60        9/08/98       6,675,000
Hamilton County, Tennessee IDB MFHR -
  The Waterford Place Apartments Project   9,600,000      3.71        9/08/98       9,600,000
Knox County, Tennessee Health, Education
  and Housing Facilities Board Revenue -
  Holston Long Term Care Project           4,200,000      4.05        9/08/98       4,200,000
                                                                                  -----------
                                                                                   20,475,000
TEXAS 1.9%
Austin County, Texas IDC IDR - Gulf States
  Toyota, Inc. Project                     4,250,000      4.20        9/08/98       4,250,000
Azle, Texas IDA IDR - Tandy Corporation
  Project                                  3,000,000      4.25        9/08/98       3,000,000
Dallas, Texas IDC IDR - CR/PL, Inc.
  Project                                  2,900,000      3.70        9/08/98       2,900,000
Deer Park, Texas Port Development
  Corporation IDR - Ashland Oil, Inc.
  Project                                  4,700,000      5.44        9/08/98       4,700,000
Grand Prairie, Texas IDA IDR -
  Precision/API Ketema Project             3,400,000      3.50        9/08/98       3,400,000
Harris County, Texas IDC IDR :
  Chusei USA, Inc. Project                 1,400,000      3.95        9/08/98       1,400,000
  National Bedding Company Project         3,000,000      3.80        9/08/98       3,000,000
Longview, Texas Industrial Corporation
  IDR - Longview Guest Inn Project         2,200,000      3.65        9/08/98       2,200,000
Montgomery County, Texas IDC IDR - Porous
  Media, Ltd. Project                      3,400,000      3.80        9/08/98       3,400,000
Robertson County, Texas IDC IDR - CR/PL,
  Inc. Project                             2,345,000      3.70        9/08/98       2,345,000
Robstown, Texas IDC IDR - Concrete Pipe
  and Products Company, Inc. Project       2,000,000      3.75        9/08/98       2,000,000
Waco, Texas IDC IDR - Chad A. Greif
  Trust Project                            7,000,000      3.65        9/08/98       7,000,000
                                                                                  -----------
                                                                                   39,595,000
VIRGINIA 0.6%
Oyster Point, Virginia Development
  Corporation MFHR - Jefferson Point
  Development Project                      5,200,000      3.65        9/08/98       5,200,000
Richmond, Virginia Redevelopment and
  Housing Authority Tobacco Row Revenue    7,000,000      3.65        9/08/98       7,000,000
                                                                                  -----------
                                                                                   12,200,000
WASHINGTON 0.3%
Pierce County, Washington EDC - Brown &
  Haley Project                            1,560,000      4.60        9/08/98       1,560,000
Port Moses Lake, Washington Public
  Corporation Industrial Revenue - Basic
  American Foods Project                   4,200,000      3.90        9/08/98       4,200,000
                                                                                  -----------
                                                                                    5,760,000
WISCONSIN 1.5%
Ashwaubenon, Wisconsin IDR - Pioneer Metal
  Finishing, Inc. Project                  1,615,000      4.00        9/08/98       1,615,000
Columbus, Wisconsin IDR - Maysteel
  Corporation Project                      2,000,000      3.70        9/08/98       2,000,000
Combined Locks, Wisconsin IDR - Appleton
  Papers, Inc. Project                     4,300,000      3.50        9/08/98       4,300,000
De Pere, Wisconsin IDR - Cleaning Systems,
  Inc. Project                             4,000,000      3.55        9/08/98       4,000,000
Ladysmith, Wisconsin Solid Waste Disposal
  Facility Revenue - Cityforest
  Corporation Project                      7,500,000      4.00        9/08/98       7,500,000
Milwaukee, Wisconsin Redevelopment
  Authority Development Revenue -
  Washington Square Phase III Project      8,180,000      4.40        9/08/98       8,180,000
New London, Wisconsin IDR - Steel King
  Industries, Inc. Project                 3,510,000      3.75        9/08/98       3,510,000
                                                                                  -----------
                                                                                   31,105,000
WYOMING 0.3%
Campbell County, Wyoming IDR - Powder
  Basin Properties Project                 6,005,000      3.65        9/08/98       6,005,000

MULTIPLE STATES 18.4%
Capital Realty Investments Tax-Exempt
  Fund, Ltd. Floating Rate Certificates:
  Series 1996-4                           38,770,000      3.58        9/08/98      38,770,000
  Series 1996-5                           27,135,000      3.53        9/08/98      27,135,000
Clipper Tax-Exempt Certificate Trusts     83,325,000      3.61        9/08/98      83,325,000
Clipper Tax-Exempt Trust COP              29,000,000      3.61        9/08/98      29,000,000
Lehman Brothers, Inc. Floating Pooled
  Trust Receipts                          35,000,000      3.90        9/08/98      35,000,000
NCNB Pooled Tax-Exempt Trust COP           1,900,000      4.25        9/08/98       1,900,000

                                                                                            37


SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)                AUGUST 31, 1998 (UNAUDITED)
---------------------------------------------------------------------------------------------
=============================================================================================
                     STRONG MUNICIPAL MONEY MARKET FUND (CONTINUED)
=============================================================================================

                                          Principal     Yield to     Maturity     Amortized
                                           Amount       Maturity     Date (d)   Cost (Note 2)
---------------------------------------------------------------------------------------------
Puttable Floating Option Tax-Exempt
  Receipts:
  Series PA 154                          $27,169,000      3.56%       9/08/98  $   27,169,000
  Series SG P-1                           66,000,000      3.65        9/08/98      66,000,000
  Series SG P-2                           60,000,000      3.65        9/08/98      60,000,000
  Series SG P-3                           23,000,000      3.80        9/08/98      23,000,000
                                                                               --------------
                                                                                  391,299,000
---------------------------------------------------------------------------------------------
TOTAL WEEKLY VARIABLE RATE PUT BONDS                                            1,361,811,427
---------------------------------------------------------------------------------------------

DAILY VARIABLE RATE PUT BONDS 5.8%
CALIFORNIA 0.4%
Los Angeles County, California Public
  Works Financing Authority Lease Revenue  9,000,000      3.90        9/01/98       9,000,000

COLORADO 0.1%
Arapahoe County, Colorado MFHR
  Refunding - Stratford Station Project    3,455,000      4.30        9/01/98       3,455,000

MASSACHUSETTS 0.6%
Massachusetts Water Resource Authority
  Registered Floating Rate Trusts         12,000,000      4.00        9/01/98      12,000,000

MICHIGAN 2.6%
Detroit, Michigan Water Supply System
  Registered Floating Rate Trusts         17,000,000      4.00        9/01/98      17,000,000
Wayne Charter County, Michigan Airport
  Revenue:
  Floating Rate Receipts, Series SSP-24   12,475,000      3.45        9/01/98      12,475,000
  Floating Registered Trusts, Series A-49 25,000,000      4.05        9/01/98      25,000,000
                                                                               --------------
                                                                                   54,475,000
PENNSYLVANIA 0.4%
Philadelphia, Pennsylvania Authority for
  Industrial Development Airport Revenue   8,000,000      4.05        9/01/98       8,000,000

VIRGINIA 0.5%
Richmond, Virginia IDA Revenue -
  Cogentrix of Richmond, Inc. Project:
  Series A                                 6,800,000      3.80        9/01/98       6,800,000
  Series B                                 3,500,000      3.80        9/01/98       3,500,000
                                                                               --------------
                                                                                   10,300,000
WASHINGTON 0.5%
Port Seattle, Washington Passenger
  Facilities Charge Revenue Registered
  Floating Trusts                         10,000,000      4.00        9/01/98      10,000,000

WISCONSIN 0.3%
Milwaukee, Wisconsin Registered Floating
  Trust Receipts                           6,500,000      4.00        9/01/98       6,500,000

WYOMING 0.4%
Converse County, Wyoming Environmental
  Improvement Revenue - PacifiCorp Project 3,500,000      3.65        9/01/98       3,500,000
Sweetwater County, Wyoming Environmental
  Improvement Revenue - PacifiCorp Project 4,900,000      3.65        9/01/98       4,900,000
                                                                               --------------
                                                                                    8,400,000
---------------------------------------------------------------------------------------------
TOTAL DAILY VARIABLE RATE PUT BONDS                                               122,130,000
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES 98.9%                                           2,098,933,808
Other Assets and Liabilities, Net 1.1%                                             22,949,844
---------------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                              $2,121,883,652
=============================================================================================

38

------------------------------------------------------------------------------






-------------------------------------------------------------------------------
LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Restricted security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) Maturity date represents actual maturity or the longer of the next put date or interest adjustment date. For U.S. Government Agency Securities, maturity date represents actual maturity or the next interest adjustment date.
(e) Variable rate security.
(f) When-issued security.
(g) Affiliated issuer (see note 6 of notes to financial statements).

   Percentages are stated as a percent of net assets.

   See notes to financial statements.


ABBREVIATIONS
-------------------------------------------------------------------------------
The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:
BAN  -- Bond Anticipation Notes
CDA  -- Commercial Development Authority
CDR  -- Commercial Development Revenue
COP  -- Certificates of Participation
DFA  -- Development Finance Authority
EDA  -- Economic Development Authority
EDC  -- Economic Development Corporation
EDFA -- Economic Development Finance Authority
EDR  -- Economic Development Revenue
EFA  -- Educational Facilities Authority
EXTRAS  -- Extendable Rate Adjustable Securities
GO   -- General Obligation
HDA  -- Housing Development Authority
HDC  -- Housing Development Corporation
HFA  -- Housing Finance Authority
HFC  -- Housing Finance Corporation
IBA  -- Industrial Building Authority
IBR  -- Industrial Building Revenue
IDA  -- Industrial Development Authority
IDB  -- Industrial Development Board
IDC  -- Industrial Development Corporation
IDFA -- Industrial Development Finance Authority
IDR  -- Industrial Development Revenue
IFA  -- Investment Finance Authority
MERLOT  -- Municipal Exempt Receipt - Liquidity Optional Tender
MFHR -- Multi-Family Housing Revenue
MFMR -- Multi-Family Mortgage Revenue
PCFA -- Pollution Control Financing Authority
PCR  -- Pollution Control Revenue
RAN  -- Revenue Anticipation Notes
SFHR -- Single Family Housing Revenue
SFMR -- Single Family Mortgage Revenue
TAN  -- Tax Anticipation Notes
TRAN -- Tax and Revenue Anticipation Notes

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------
August 31, 1998 (Unaudited)
                                                      (In Thousands, Except Per Share Amounts)
                                                                  STRONG      STRONG MUNICIPAL
                                                              ADVANTAGE FUND   ADVANTAGE FUND
                                                              --------------  ----------------
ASSETS:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $2,666,227
      and $1,447,768, respectively)                             $2,671,588       $1,456,812
    Affiliated Issuers (Cost of $0 and $53,800, respectively)           --           53,800
  Receivable for Securities Sold                                    31,959               --
  Receivable for Fund Shares Sold                                    5,096            1,602
  Interest Receivable                                               27,733           16,216
  Other Assets                                                          --              434
                                                                ----------       ----------
  Total Assets                                                   2,736,376        1,528,864

LIABILITIES:
  Payable for Securities Purchased                                  28,145           53,916
  Payable for Fund Shares Redeemed                                   4,692            1,469
  Dividends Payable                                                 11,721            4,527
  Accrued Operating Expenses and Other Liabilities                   3,653               42
                                                                ----------       ----------
  Total Liabilities                                                 48,211           59,954
                                                                ----------       ----------
NET ASSETS                                                      $2,688,165       $1,468,910
                                                                ==========       ==========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                 $2,699,445       $1,462,488
  Accumulated Net Realized Loss                                    (17,094)          (2,621)
  Net Unrealized Appreciation                                        5,814            9,043
                                                                ----------       ----------
  Net Assets                                                    $2,688,165       $1,468,910
                                                                ==========       ==========
Capital Shares Outstanding (Unlimited Number Authorized)           268,004          291,712

NET ASSET VALUE PER SHARE                                           $10.03            $5.04
                                                                    ======            =====

                                         STRONG HERITAGE   STRONG INVESTORS   STRONG MUNICIPAL
                                            MONEY FUND        MONEY FUND     MONEY MARKET FUND
                                         ---------------   ----------------  -----------------
ASSETS:
  Investments in Securities, at
    Amortized Cost                         $1,499,449           $69,469          $2,098,934
  Receivable for Securities Sold                   --                --              56,902
  Interest Receivable                           4,047               102              13,148
  Other Assets                                    114                22                 670
                                           ----------           -------          ----------
  Total Assets                              1,503,610            69,593           2,169,654

LIABILITIES:
  Payable for Securities Purchased                 --                --              41,937
  Payable for Fund Shares Redeemed                 51                --                  75
  Dividends Payable                             6,226               281               5,558
  Accrued Operating Expenses and Other
    Liabilities                                    47                22                 200
                                           ----------           -------          ----------
  Total Liabilities                             6,324               303              47,770
                                           ----------           -------          ----------
NET ASSETS                                 $1,497,286           $69,290          $2,121,884
                                           ==========           =======          ==========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in
    capital)                               $1,497,286           $69,290          $2,121,884
                                           ==========           =======          ==========
Capital Shares Outstanding (Unlimited
  Number Authorized)                        1,497,286            69,290           2,121,884

NET ASSET VALUE PER SHARE                       $1.00             $1.00               $1.00
                                                =====             =====               =====

40

                              See notes to financial statements.

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------------------------------
For the Six Months Ended August 31, 1998 (Unaudited)
                                                                       (In Thousands)
                                                                  STRONG      STRONG MUNICIPAL
                                                              ADVANTAGE FUND   ADVANTAGE FUND
                                                              --------------  ----------------
INCOME:
  Dividends - Unaffiliated Issuers                                $ 1,600         $    --
  Dividends - Affiliated Issuers                                       --             928
  Interest                                                         77,894          27,061
                                                                  -------         -------
  Total Income                                                     79,494          27,989

EXPENSES:
  Investment Advisory Fees                                          7,182           3,346
  Custodian Fees                                                       38              19
  Shareholder Servicing Costs                                       1,329             154
  Other                                                               420             131
                                                                  -------         -------
  Total Expenses before Waivers and Absorptions                     8,969           3,650
  Voluntary Expense Waivers and Absorptions by Advisor                 --            (602)
                                                                  -------         -------
  Expenses, Net                                                     8,969           3,048
                                                                  -------         -------
NET INVESTMENT INCOME                                              70,525          24,941

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                                                     1,054             175
    Futures Contracts and Options                                  (7,783)             --
                                                                  -------         -------
  Net Realized (Gain) Loss                                         (6,729)            175

  Change in Unrealized Appreciation/Depreciation on:
    Investments                                                    (8,609)          1,430
    Futures Contracts and Options                                   1,818              --
                                                                  -------         -------
  Net Change in Unrealized Appreciation/Depreciation               (6,791)          1,430
                                                                  -------         -------
NET GAIN (LOSS)                                                   (13,520)          1,605
                                                                  -------         -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $57,005         $26,546
                                                                  =======         =======

                                         STRONG HERITAGE   STRONG INVESTORS   STRONG MUNICIPAL
                                            MONEY FUND        MONEY FUND     MONEY MARKET FUND
                                         ---------------   ----------------  -----------------
INTEREST INCOME                              $41,498            $1,122            $41,019

EXPENSES:
  Investment Advisory Fees                     3,657                98              4,943
  Custodian Fees                                  25                 5                 25
  Shareholder Servicing Costs                    416                79              1,141
  Federal and State Registration Fees             34                25                 77
  Other                                          115                17                100
                                             -------            ------            -------
  Total Expenses before Waivers and
    Absorptions                                4,247               224              6,286
  Voluntary Expense Waivers and Absorptions
    by Advisor                                (2,053)             (224)                --
                                             -------            ------            -------
  Expenses, Net                                2,194                --              6,286
                                             -------            ------            -------
NET INVESTMENT INCOME AND NET INCREASE IN
  NET ASSETS RESULTING FROM OPERATIONS       $39,304            $1,122            $34,733
                                             =======            ======            =======

                                                                                       41

                               See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------
                                                       (In Thousands)
                                            STRONG                    STRONG MUNICIPAL
                                        ADVANTAGE FUND                 ADVANTAGE FUND
                                 ------------------------------ ------------------------------
                                 SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED   YEAR ENDED
                                  AUG. 31, 1998   FEB. 28, 1998   AUG. 31, 1998  FEB. 28, 1998
                                 ---------------- ------------- ---------------- -------------
                                   (UNAUDITED)                     (UNAUDITED)
OPERATIONS:
  Net Investment Income            $   70,525      $  114,890      $   24,941      $   37,590
  Net Realized Gain (Loss)             (6,729)         (7,166)            175          (1,173)
  Change in Unrealized
    Appreciation/Depreciation          (6,791)          5,011           1,430           5,108
                                   ----------      ----------      ----------      ----------
  Increase in Net Assets Resulting
    from Operations                    57,005         112,735          26,546          41,525

DISTRIBUTIONS:
  From Net Investment Income          (70,525)       (114,890)        (24,941)        (37,590)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold         1,637,608       2,163,729         961,331       1,170,270
  Proceeds from Reinvestment of
    Distributions                      61,451         102,231          21,359          32,175
  Payment for Shares Redeemed      (1,161,020)     (1,619,853)       (527,425)       (838,603)
                                   ----------      ----------      ----------      ----------
  Increase in Net Assets from
    Capital Share Transactions        538,039         646,107         455,265         363,842
                                   ----------      ----------      ----------      ----------
TOTAL INCREASE IN NET ASSETS          524,519         643,952         456,870         367,777

NET ASSETS:
  Beginning of Period               2,163,646       1,519,694       1,012,040         644,263
                                   ----------      ----------      ----------      ----------
  End of Period                    $2,688,165      $2,163,646      $1,468,910      $1,012,040
                                   ==========      ==========      ==========      ==========

TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                162,459         214,499         191,177         233,361
  Issued in Reinvestment of
    Distributions                       6,094          10,135           4,248           6,415
  Redeemed                           (115,226)       (160,610)       (104,885)       (167,207)
                                      -------         -------         -------         -------
  Net Increase in Shares of the Fund   53,327          64,024          90,540          72,569
                                      =======         =======         =======         =======

                                        STRONG HERITAGE                STRONG INVESTORS
                                          MONEY FUND                      MONEY FUND
                                 ------------------------------ ------------------------------
                                 SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED   YEAR ENDED
                                  AUG. 31, 1998   FEB. 28, 1998   AUG. 31, 1998  FEB. 28, 1998
                                 ---------------- ------------- ---------------- -------------
                                   (UNAUDITED)                     (UNAUDITED)      (NOTE 1)
OPERATIONS:
  Net Investment Income            $   39,304      $   94,985        $ 1,122         $   27

DISTRIBUTIONS:
  From Net Investment Income          (39,304)        (94,985)        (1,122)           (27)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold           773,004       1,883,618         77,998          9,877
  Proceeds from Reinvestment of
    Distributions                      37,040          91,575            800             --
  Payment for Shares Redeemed        (796,298)     (2,491,811)       (16,976)        (2,409)
                                   ----------      ----------        -------         ------
  Increase (Decrease) in Net Assets
    from Capital Share Transactions    13,746        (516,618)        61,822          7,468
                                   ----------      ----------        -------         ------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                               13,746        (516,618)        61,822          7,468

NET ASSETS:
  Beginning of Period               1,483,540       2,000,158          7,468             --
                                   ----------      ----------        -------         ------
  End of Period                    $1,497,286      $1,483,540        $69,290         $7,468
                                   ==========      ==========        =======         ======

TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                773,004       1,883,618         77,998          9,877
  Issued in Reinvestment of
    Distributions                      37,040          91,575            800             --
  Redeemed                           (796,298)     (2,491,811)       (16,976)        (2,409)
                                      -------       ---------         ------          -----
  Net Increase (Decrease) in Shares
    of the Fund                        13,746        (516,618)        61,822          7,468
                                      =======       =========         ======          =====

42

                               See notes to financial statements.

-------------------------------------------------------------------------------
                                                        (In Thousands)

                                                       STRONG MUNICIPAL
                                                       MONEY MARKET FUND
                                               --------------------------------
                                               SIX MONTHS ENDED     YEAR ENDED
                                                 AUG. 31, 1998     FEB. 28,1998
                                               ----------------    ------------
                                                  (UNAUDITED)
OPERATIONS:
  Net Investment Income                           $   34,733        $   66,146

DISTRIBUTIONS:
  From Net Investment Income                         (34,733)          (66,146)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                        2,541,413         3,432,374
  Proceeds from Reinvestment of Distributions         31,018            62,048
  Payment for Shares Redeemed                     (2,321,779)       (3,518,087)
                                                  ----------        ----------
  Increase (Decrease) in Net Assets from Capital
    Share Transactions                               250,652           (23,665)
                                                  ----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              250,652           (23,665)

NET ASSETS:
  Beginning of Period                              1,871,232         1,894,897
                                                  ----------        ----------
  End of Period                                   $2,121,884        $1,871,232
                                                  ==========        ==========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                             2,541,413         3,432,374
  Issued in Reinvestment of Distributions             31,018            62,048
  Redeemed                                        (2,321,779)       (3,518,087)
                                                   ---------         ---------
  Net Increase (Decrease) in Shares of the Fund      250,652           (23,665)
                                                   =========         =========

                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
August 31, 1998 (Unaudited)

1. ORGANIZATION
   The accompanying financial statements represent the Strong Cash Management Funds, which include the following diversified, open-end management investment companies registered under the Investment Company Act of 1940:
   - Strong Advantage Fund, Inc.
   - Strong Municipal Advantage Fund (a series of Strong Municipal Funds, Inc.
   - Strong Heritage Money Fund (a series of Strong Heritage Reserve Series,
     Inc.)
   - Strong Investors Money Fund (formerly known as Strong Step 1 Money Fund) (a series of Strong Heritage Reserve Series, Inc.)
   - Strong Municipal Money Market Fund (a series of Strong Municipal Funds,
     Inc.)
   The inception date for Strong Investors Money Fund is January 31, 1998.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

  (A) Security Valuation -- Securities of Strong Advantage Fund and Strong Municipal Advantage Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors.
      Securities which are purchased within 60 days of their stated maturity and all investments in Strong Heritage Money Fund, Strong Municipal Money Market Fund, and Strong Investors Money Fund are valued at amortized cost, which approximates fair value. Amortized cost for federal income tax and financial reporting purposes is the same.

      The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at August 31, 1998 were as follows:
                                   AGGREGATE    AGGREGATE    PERCENT OF
                                     COST       FAIR VALUE   NET ASSETS  LIQUID*
                                 ------------  ------------  ----------  -------
      Strong Advantage Fund      $973,323,198  $970,418,284     36.1%      81.6%
      Strong Heritage Money Fund  728,975,721   732,715,582     48.9%     100.0%
      Strong Investors Money Fund  36,642,383    36,840,635     53.2%     100.0%

      *Percentage is either Section 4(2) commercial paper or is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also has been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

  (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

      The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

  (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------

  (E) Options -- The Funds may write put or call options (none were written during the period). Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

  (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

  (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  (H) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), purchased in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral transferred under each repurchase agreement to ensure the value of the collateral exceeds the amounts owed to the Funds under each repurchase agreement by at least 2%.

  (I) Additional Investment Risks -- The Funds may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

      Foreign denominated assets and forward currency contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

  (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  (K) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3. RELATED PARTY TRANSACTIONS
   The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong Heritage Money Fund, Strong Investors Money Fund, and Strong Municipal Money Market Fund 0.50%, Strong Municipal Advantage Fund and Strong Advantage Fund 0.60%. Advisory fees are subject to reimbursement by the Advisor if a Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

--------------------------------------------------------------------------------
August 31, 1998 (Unaudited)

   Strong Advantage Fund and Strong Municipal Advantage Fund may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

   Certain information regarding related party transactions for the six months ended August 31, 1998, excluding the effect of waivers and absorptions, is as follows:

                                       PAYABLE TO       OTHER SHAREHOLDER   UNAFFILIATED
                                       ADVISOR AT      SERVICING EXPENSES    DIRECTORS'
                                     AUGUST 31, 1998     PAID TO ADVISOR        FEES
                                     ---------------   ------------------   ------------
   Strong Advantage Fund                 $71,419             $7,857           $10,654
   Strong Municipal Advantage Fund        41,072                 --             5,240
   Strong Heritage Money Fund             47,763              4,127             7,934
   Strong Investors Money Fund             1,252              1,279               750
   Strong Municipal Money Market Fund     31,779              8,473             9,494

4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of long-term securities for the six months ended August 31, 1998 were as follows:

                                             PURCHASES                        SALES
                                   ------------------------------ ----------------------------
                                   U.S. GOVERNMENT                U.S. GOVERNMENT
                                      AND AGENCY        OTHER       AND AGENCY        OTHER
                                   --------------- -------------- --------------- ------------
   Strong Advantage Fund             $130,902,031  $1,402,282,922   $94,562,360   $933,900,178
   Strong Municipal Advantage Fund             --     233,806,635            --    108,886,988
   Strong Heritage Money Fund                  --              --            --             --
   Strong Investors Money Fund                 --              --            --             --
   Strong Municipal Money Market Fund          --              --            --             --

5. INCOME TAX INFORMATION
   At August 31, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2006) for federal income tax purposes were as follows:

                                       FEDERAL TAX   UNREALIZED    UNREALIZED        NET     NET CAPITAL LOSS
                                          COST      APPRECIATION  DEPRECIATION  APPRECIATION    CARRYOVERS
                                     -------------- ------------  ------------  ------------ ----------------
   Strong Advantage Fund             $2,666,226,828  $21,921,226   $16,559,883    $5,361,343    $11,182,591
   Strong Municipal Advantage Fund    1,501,580,095    9,053,431        21,831     9,031,600      2,796,493
   Strong Heritage Money Fund         1,499,449,438           --            --            --             --
   Strong Investors Money Fund           69,468,786           --            --            --             --
   Strong Municipal Money Market Fund 2,098,933,808           --            --            --             --

6. INVESTMENTS IN AFFILIATES
   Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the six months ended August 31, 1998 is as follows:

                                      BALANCE OF       GROSS      GROSS SALES   BALANCE OF      VALUE     DIVIDEND INCOME
                                      SHARES HELD    PURCHASES        AND       SHARES HELD   AUG. 31,   MAR. 1 - AUG. 31,
                                     MAR. 1, 1998  AND ADDITIONS  REDUCTIONS   AUG. 31, 1998    1998           1998
                                     ------------  ------------- ------------- ------------- ----------- -----------------
   Strong Municipal Advantage Fund
   -------------------------------
   Strong Municipal Money Market Fund 16,100,000    405,200,000  (367,500,000)   53,800,000  $53,800,000     $928,411

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------

STRONG ADVANTAGE FUND
------------------------------------------------------------------------------------------------------------------
                                                SELECTED PER-SHARE DATA(a)
                --------------------------------------------------------------------------------------------------
                              INCOME FROM INVESTMENT OPERATIONS             LESS DISTRIBUTIONS
                           --------------------------------------  ------------------------------------
                                        Net Realized
                Net Asset              and Unrealized    Total                 In Excess                 Net Asset
                  Value,      Net           Gains         from      From Net     of Net                    Value,
                Beginning  Investment   (Losses) on    Investment  Investment   Realized      Total        End of
 Period Ended   of Period    Income     Investments    Operations    Income       Gains   Distributions    Period
Aug. 31, 1998(b)  $10.08     $0.30        ($0.05)         $0.25      ($0.30)         --       ($0.30)       $10.03
Feb. 28, 1998      10.09      0.62         (0.01)          0.61       (0.62)         --        (0.62)        10.08
Feb. 28, 1997      10.03      0.62          0.06           0.68       (0.62)         --        (0.62)        10.09
Feb. 29, 1996(c)   10.04      0.10         (0.01)          0.09       (0.10)         --        (0.10)        10.03
Dec. 31, 1995       9.98      0.67          0.06           0.73       (0.67)         --        (0.67)        10.04
Dec. 31, 1994      10.19      0.55         (0.19)          0.36       (0.55)     ($0.02)       (0.57)         9.98
Dec. 31, 1993      10.01      0.59          0.18           0.77       (0.59)         --        (0.59)        10.19

                              RATIOS AND SUPPLEMENTAL DATA
                 -------------------------------------------------------
                             Net                 Ratio of Net
                           Assets,    Ratio of    Investment
                           End of     Expenses      Income     Portfolio
                  Total  Period (In  to Average   to Average    Turnover
 Period Ended    Return   Millions)  Net Assets   Net Assets      Rate
Aug. 31, 1998(b)  +2.5%    $2,688       0.7%*        5.9%*        44.0%
Feb. 28, 1998     +6.3%     2,164       0.8%         6.2%        109.6%
Feb. 28, 1997     +7.0%     1,520       0.8%         6.2%        154.9%
Feb. 29, 1996(c)  +0.9%     1,000       0.8%*        6.3%*        17.2%
Dec. 31, 1995     +7.5%       990       0.8%         6.6%        183.7%
Dec. 31, 1994     +3.6%       911       0.8%         5.6%        221.0%
Dec. 31, 1993     +7.9%       415       0.9%         5.8%        304.8%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended August 31, 1998 (Unaudited). Total return and portfolio turnover rate are not annualized.
(c) For the two month period ended February 29, 1996. Total return and portfolio turnover rate are not annualized.

STRONG MUNICIPAL ADVANTAGE FUND
-------------------------------------------------------------------------------------------------------------------
                                                SELECTED PER-SHARE DATA(a)
                ---------------------------------------------------------------------------------------------------
                              INCOME FROM INVESTMENT OPERATIONS             LESS DISTRIBUTIONS
                           --------------------------------------  ------------------------------------
                Net Asset               Net Realized     Total                                            Net Asset
                  Value,      Net      and Unrealized     from      From Net    From Net                    Value,
                Beginning  Investment     Gains on     Investment  Investment   Realized      Total        End of
 Period Ended   of Period    Income     Investments    Operations    Income       Gains   Distributions    Period
Aug. 31, 1998(b)  $5.03      $0.11         $0.01          $0.12      ($0.11)        --       ($0.11)        $5.04
Feb. 28, 1998      5.01       0.22          0.02           0.24       (0.22)        --        (0.22)         5.03
Feb. 28, 1997      5.01       0.25          0.00(c)        0.25       (0.25)     $0.00(c)     (0.25)         5.01
Feb. 29, 1996(d)   5.00       0.06          0.01           0.07       (0.06)        --        (0.06)         5.01

                                       RATIOS AND SUPPLEMENTAL DATA
                 --------------------------------------------------------------------------
                             Net                 Ratio of Expenses  Ratio of Net
                           Assets,    Ratio of     to Average Net    Investment
                           End of     Expenses     Assets Without      Income     Portfolio
                  Total  Period (In  to Average     Waivers and      to Average    Turnover
 Period Ended    Return   Millions)  Net Assets     Absorptions      Net Assets      Rate
Aug. 31, 1998(b)  +2.4%    $1,469       0.5%*          0.6%*            4.3%*        20.6%
Feb. 28, 1998     +5.0%     1,012       0.4%           0.7%             4.5%         49.6%
Feb. 28, 1997     +5.1%       644       0.0%(c)        0.7%             5.0%         40.8%
Feb. 29, 1996(d)  +1.4%       132       0.0%*          0.7%*            4.9%*        17.1%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended August 31, 1998 (Unaudited). Total return and portfolio turnover rate are not annualized.
(c) Amount calculated is less than $0.01 or 0.1%.
(d) For the period from November 30, 1995 (inception) to February 29, 1996. Total return and portfolio turnover rate are not annualized.

STRONG HERITAGE MONEY FUND
--------------------------------------------------------------------------------------------------------------------
                                                   SELECTED PER-SHARE DATA (a)
                 --------------------------------------------------------------------------------------------------
                              INCOME FROM INVESTMENT OPERATIONS       LESS DISTRIBUTIONS
                            ------------------------------------  -------------------------
                 Net Asset              Net Realized    Total                                             Net Asset
                   Value,       Net        Losses       from       From Net                                 Value,
                 Beginning  Investment       on       Investment  Investment      Total         Capital     End of
 Period Ended    of Period    Income     Investments  Operations    Income    Distributions  Contribution   Period
Aug. 31, 1998(b)   $1.00      $0.03            --       $0.03       ($0.03)      ($0.03)           --        $1.00
Feb. 28, 1998       1.00       0.05            --        0.05        (0.05)       (0.05)           --         1.00
Feb. 28, 1997       1.00       0.06        ($0.01)       0.05        (0.06)       (0.06)        $0.01         1.00
Feb. 29, 1996(e)    1.00       0.04            --        0.04        (0.04)       (0.04)          --          1.00

                                 RATIOS AND SUPPLEMENTAL DATA
                --------------------------------------------------------------
                            Net                Ratio of Expenses  Ratio of Net
                          Assets,    Ratio of    to Average Net    Investment
                          End of     Expenses    Assets Without      Income
                 Total  Period (In  to Average    Waivers and      to Average
 Period Ended   Return   Millions)  Net Assets    Absorptions      Net Assets
Aug. 31, 1998(b) +2.7%    $1,497       0.3%*         0.6%*            5.3%*
Feb. 28, 1998    +5.6%     1,484       0.2%          0.6%             5.4%
Feb. 28, 1997    +5.7%(c)  2,000       0.1%          0.6%             5.6%
Feb. 29, 1996(e) +4.1%       942       0.0%*(d)      0.6%*            5.9%*

   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended August 31, 1998 (Unaudited). Total return is not annualized.
 (c) Had the Advisor not made a capital contribution, the adjusted total return would have been 5.0% for the fiscal year ended February 28, 1997.
 (d) Amount calculated is less than 0.1%.
 (e) For the period from June 29, 1995 (inception) to February 29, 1996. Total return is not annualized.

FINANCIAL HIGHLIGHTS (CONTINUED)
----------------------------------------------------------------------------------------------------

STRONG INVESTORS MONEY FUND
----------------------------------------------------------------------------------------------------
                                            SELECTED PER-SHARE DATA (a)
                -----------------------------------------------------------------------------------
                           INCOME FROM INVESTMENT OPERATIONS     LESS DISTRIBUTIONS
                           ---------------------------------  -------------------------
                Net Asset                      Total                                      Net Asset
                  Value,           Net          from            From Net                    Value,
                Beginning       Investment   Investment        Investment      Total        End of
 Period Ended   of Period         Income     Operations          Income    Distributions    Period
Aug. 31, 1998(b)  $1.00            $0.03       $0.03            ($0.03)      ($0.03)       $1.00
Feb. 29, 1996(d)  $1.00             0.00(c)     0.00(c)             --           --         1.00

                                 RATIOS AND SUPPLEMENTAL DATA
                 ---------------------------------------------------------------
                             Net                 Ratio of Expenses  Ratio of Net
                           Assets,    Ratio of     to Average Net    Investment
                           End of     Expenses     Assets Without      Income
                  Total  Period (In  to Average     Waivers and      to Average
 Period Ended    Return   Millions)  Net Assets     Absorptions      Net Assets
Aug. 31, 1998(b)  +2.9%      $69        0.0%*          1.1%*            5.7%*
Feb. 29, 1996(d)  +0.5%        7        0.0%*          2.0%*            6.1%*

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended August 31, 1998 (Unaudited). Total return is not annualized.
(c) Amount calculated is less than $0.01.
(d) For the period from January 31, 1998 (inception) to February 28, 1998. Total return is not annualized.

STRONG MUNICIPAL MONEY MARKET FUND
----------------------------------------------------------------------------------------------------
                                            SELECTED PER-SHARE DATA (a)
                -----------------------------------------------------------------------------------
                           INCOME FROM INVESTMENT OPERATIONS     LESS DISTRIBUTIONS
                           ---------------------------------  -------------------------
                Net Asset                      Total                                      Net Asset
                  Value,           Net          from            From Net                    Value,
                Beginning       Investment   Investment        Investment      Total        End of
 Period Ended   of Period         Income     Operations          Income    Distributions    Period
Aug. 31, 1998(c)  $1.00            $0.02       $0.02            ($0.02)      ($0.02)       $1.00
Feb. 28, 1998      1.00             0.04        0.04             (0.04)       (0.04)        1.00
Feb. 28, 1997      1.00             0.03        0.03             (0.03)       (0.03)        1.00
Feb. 29, 1996(d)   1.00             0.01        0.01             (0.01)       (0.01)        1.00
Dec. 31, 1995      1.00             0.04        0.04             (0.04)       (0.04)        1.00
Dec. 31, 1994      1.00             0.03        0.03             (0.03)       (0.03)        1.00
Dec. 31, 1993      1.00             0.02        0.02             (0.02)       (0.02)        1.00

                         RATIOS AND SUPPLEMENTAL DATA
                 --------------------------------------------
                             Net                 Ratio of Net
                           Assets,    Ratio of    Investment
                           End of     Expenses      Income
                  Total  Period (In  to Average   to Average
 Period Ended    Return   Millions)  Net Assets   Net Assets
Aug. 31, 1998(c)  +1.8%    $2,122       0.6%*        3.5%*
Feb. 28, 1998     +3.6%     1,871       0.6%         3.5%
Feb. 28, 1997     +3.5%     1,895       0.6%         3.5%
Feb. 29, 1996(d)  +0.6%     1,609       0.6%*        3.6%*
Dec. 31, 1995     +4.1%     1,416       0.6%         4.0%
Dec. 31, 1994     +2.9%     1,261       0.6%         2.9%
Dec. 31, 1993     +2.5%     1,173       0.7%         2.5%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Tax-exempt for regular federal income tax purposes.
(c) For the six months ended August 31, 1998 (Unaudited). Total return is not annualized.
(d) For the two month period ended February 29, 1996. Total return is not annualized.

                                    DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                     OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                         Strong Funds Distributors, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                             INDEPENDENT ACCOUNTANTS
                            PricewaterhouseCoopers LLP
              411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

  For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.







                               [PICTURE OF TELEPHONE]
                           To order a free prospectus kit,
                                 CALL 1-800-368-1030

                            To learn more about our funds,
                             discuss an existing account,
                              or conduct a transaction,
                                 CALL 1-800-368-3863
                                 -------------------

                                    If you are a
                               Financial Professional,
                                 CALL 1-800-368-1683

                      [PICTURE OF STRONG WEB SITE ON COMPUTER]
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                                www.strong-funds.com




                                    [STRONG LOGO]

                                    STRONG FUNDS
                     P.O. Box 2936 o Milwaukee, Wisconsin 53201
                      Strong Funds Distributors, Inc. 9304J98             98SCSH